                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2111
                                   ------------


                       RIVERSOURCE LARGE CAP SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------
Date of reporting period:    7/31
                         --------------

  Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                               INVESTMENTS

  RIVERSOURCE(SM)
  DISCIPLINED EQUITY FUND

------------------------------------------------------------------------------

  ANNUAL REPORT FOR
  THE PERIOD ENDED
  JULY 31, 2006

> RIVERSOURCE DISCIPLINED EQUITY
  FUND SEEKS TO PROVIDE
  SHAREHOLDERS WITH LONG-TERM
  CAPITAL GROWTH.

------------------------------------------------------------------------------

TABLE OF CONTENTS


Fund Snapshot ..........................................................     3

Performance Summary ....................................................     5

Questions & Answers with Portfolio Management ..........................     7

The Fund's Long-term Performance .......................................    10

Investments in Securities ..............................................    12

Financial Statements ...................................................    18

Notes to Financial Statements ..........................................    22

Report of Independent Registered Public Accounting Firm ................    37

Federal Income Tax Information .........................................    38

Fund Expenses Example ..................................................    40

Board Members and Officers .............................................    42

Approval of Investment Management Services Agreement ...................    45

Proxy Voting ...........................................................    45

     [LOGO]
  DALBAR RATED
      2006
FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


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2 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
FUND OVERVIEW
------------------------------------------------------------------------------

RiverSource Disciplined Equity Fund invests primarily in large cap stocks. Quantitative models provide objective analysis of all companies in the large cap space. The team utilizes three independent models (growth-oriented, value-oriented, and quality-oriented) to achieve a level of style diversification that offers the potential to perform well in a variety of market environments. Explicit risk management tools and trading cost controls are designed to limit turnover and tightly manage risk.

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets

Financials                          21.3%
Energy                              15.5%
Health Care                         13.9%
Information Technology              10.8%          [PIE CHART]
Industrials                          9.7%
Consumer Discretionary               9.1%
Other(1)                            19.7%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1) Includes Consumer Staples 7.4%, Telecommunication Services 6.0%, Materials 4.1%, Utilities 1.2% and Short-Term Securities(2) 1.0%.

(2) Of the 1.0%, 0.6% is due to security lending activity and 0.4% is the Fund's cash equivalent position.

------------------------------------------------------------------------------
TOP TEN HOLDINGS
------------------------------------------------------------------------------

Percentage of portfolio assets

Exxon Mobil                          5.3%
Johnson & Johnson                    3.8
Chevron                              3.8
Merck & Co                           3.4
Verizon Communications               2.7
Citigroup                            2.4
Schlumberger                         2.4
AT&T                                 2.2
Fannie Mae                           2.1
ConocoPhillips                       2.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


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RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
STYLE MATRIX
------------------------------------------------------------------------------

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
          X              LARGE
                         MEDIUM    SIZE
                         SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products involve risks including possible loss of principal and fluctuation in value.

------------------------------------------------------------------------------
PORTFOLIO MANAGERS
------------------------------------------------------------------------------

                                   YEARS IN INDUSTRY
Dimitris Bertsimas, Ph.D.                  13
Gina Mourtzinou, Ph.D.                     10

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

                              TICKER SYMBOL   INCEPTION DATE
Class A                           AQEAX              4/24/03
Class B                           AQEBX              4/24/03
Class C                              --              4/24/03
Class I                           ALEIX              7/15/04
Class Y                           RQEYX              4/24/03

Total net assets                              $1.920 billion

Number of holdings                                       238


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4 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

PERFORMANCE COMPARISON
For the year ended July 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+6.25%   RiverSource Disciplined Equity Fund
         Class A (excluding sales charge)

+5.38%   S&P 500 Index (unmanaged)

+5.00%   Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


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RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

                             CLASS A           CLASS B            CLASS C         CLASS I     CLASS Y
(INCEPTION DATES)           (4/24/03)         (4/24/03)          (4/24/03)       (7/15/04)   (4/24/03)
                                                     AFTER              AFTER
                         NAV(1)   POP(2)   NAV(1)   CDSC(3)   NAV(1)   CDSC(4)     NAV(5)      NAV(5)
AT JULY 31, 2006
------------------------------------------------------------------------------------------------------
1 year                    +6.25%   +0.14%   +5.42%    +0.42%   +5.51%    +4.51%    +6.73%      +6.48%
------------------------------------------------------------------------------------------------------
3 years                  +11.32%   +9.15%  +10.39%    +9.29%  +10.43%   +10.43%      N/A      +11.46%
------------------------------------------------------------------------------------------------------
Since inception          +13.23%  +11.20%  +12.30%   +11.59%  +12.33%   +12.33%   +10.88%     +13.42%
------------------------------------------------------------------------------------------------------

AT JUNE 30, 2006
------------------------------------------------------------------------------------------------------
1 year                    +9.89%   +3.57%   +8.89%    +3.89%   +8.82%    +7.82%   +10.20%      +9.95%
------------------------------------------------------------------------------------------------------
3 years                  +10.97%   +8.80%  +10.09%    +8.98%  +10.07%   +10.07%      N/A      +11.17%
------------------------------------------------------------------------------------------------------
Since inception          +13.40%  +11.31%  +12.49%   +11.75%  +12.47%   +12.47%   +11.04%     +13.59%
------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows:
      first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


--------------------------------------------------------------------------------

6 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Dimitris Bertsimas and Gina Mourtzinou discuss RiverSource Disciplined Equity Fund's positioning and results for the 12 months ended July 31, 2006. On March 10, 2006, the assets of RiverSource Stock Fund were merged into RiverSource Disciplined Equity Fund. This reorganization was completed after shareholders of RiverSource Stock Fund approved the merger plan on Feb. 15, 2006.

Q: How did RiverSource Disciplined Equity Fund perform for the annual period?

A: RiverSource Disciplined Equity Fund's Class A shares (excluding sales charge) returned 6.25% for the 12 months ended July 31, 2006. The Fund outperformed the Standard & Poor's 500 Index (S&P 500 Index), which gained 5.38%, as well as the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which returned 5.00%, for the same period.

------------------------------------------------------------------------------
      BECAUSE OF OUR INVESTMENT PROCESS, MOST OF THE FUND'S OUTPERFORMANCE RESULTED FROM STOCK SELECTION, PARTICULARLY IN INFORMATION TECHNOLOGY, HEALTH CARE AND MATERIALS.
------------------------------------------------------------------------------

Q:    What factors most significantly affected the Fund's performance?

A: The Fund's outperformance resulted from the performance of the three quantitative investment models -- momentum, value and quality -- we employ in selecting stocks for the Fund's portfolio. Under the Fund's investment process, the three models choose the stocks for the portfolio. We then weight the models and determine the exposure to sectors and industries. During the 12-month period, the value model was the strongest performer. We believe the style diversification provided by the three quantitative models continued to be a significant investment advantage during the period.

      Our risk modeling also contributed to the Fund's strong performance relative to the S&P 500 Index and Lipper peer group. Our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the S&P 500 Index. For example, the portfolio's weightings by sector and industry can never be more than 6% overweighted or underweighted relative to the S&P 500 Index. We also apply additional risk controls that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables.

      During the period, the Fund had greater-than-S&P 500 Index positions in energy, health care and telecommunication services. The Fund had less-than-S&P 500 Index positions in industrials, financials, information technology, consumer discretionary and materials. Energy was the biggest contributor to the Fund's


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

      return, while the Fund's allocations to telecommunication services and consumer discretionary helped as well. Positioning in health care, industrials, financials and materials modestly detracted from performance.

      Because of our investment process, most of the Fund's outperformance resulted from stock selection, particularly in information technology, health care and materials. These positives outweighed less than effective stock selection in the consumer discretionary and financials sectors. Among individual holdings, drug manufacturer Merck contributed most to the Fund's return. Other strong positive contributors included integrated oil giant Exxon Mobil, food and tobacco leader Altria Group, telecommunications leader AT&T, and computer maker Hewlett-Packard.

      The Fund's investment in iShares MSCI EAFE Index Fund, an exchange-traded fund based on the MSCI EAFE Index of stocks from developed international markets, also was a strong contributor to the Fund's results. International stocks, as measured by the MSCI EAFE Index, significantly outperformed domestic stocks, as measured by the S&P 500 Index, for the annual period. The Fund's position in iShares was established based on a separate asset allocation model.

      Stocks that detracted from the Fund's return included wireless equipment manufacturer Qualcomm, building products retailer Home Depot, homebuilder DR Horton, mortgage loan giant Fannie Mae, and semiconductor makers Advanced Micro Devices and Intel.

Q:    What changes did you make to the Fund's portfolio during the period?

A: Following a remarkably strong run in the international equity market, we decreased the Fund's holding in iShares MSCI EAFE Index Fund. With an average weighting of 3.17% during the 12-month period, the portfolio's allocation to international equities declined from approximately 5% of total assets at its peak to approximately 1% at the end of July.

      As a result of stock selection during the period, the portfolio's sector allocations changed somewhat. For example, while both the telecommunication services and health care sectors remained overweighted relative to the S&P 500 Index, their weightings moved closer to the S&P 500 Index's weightings. Also, consumer staples and utilities went from a higher-than-S&P 500 Index allocation to a less-than-S&P 500 Index allocation during the fiscal year. The Fund's exposure to information technology, financials and industrials remained moderate but did increase somewhat during the 12-month period, and the Fund's position in materials shifted from less than the Index to greater than the S&P 500 Index. Overall portfolio turnover was 137% for the 12 months.


--------------------------------------------------------------------------------

8 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      At the end of the period, the Fund had significant exposures to the energy and health care sectors. The Fund had more modest exposure to the utilities and consumer staples sectors.

      It also needs to be noted that in mid-March 2006, RiverSource Disciplined Equity Fund absorbed the total net assets, approximately $1.8 billion, of RiverSource Stock Fund.

------------------------------------------------------------------------------
      FOR OUR PART, WE INTEND TO CONTINUE SEEKING OPTIMAL RETURNS FOR THE FUND THROUGH THE STYLE DIVERSIFICATION OFFERED BY OUR THREE QUANTITATIVE INVESTMENT MODELS.
------------------------------------------------------------------------------

Q:    How do you intend to manage the Fund in the coming months?

A: We continue to hold a positive view of the U.S. equity market. We think conditions may be especially favorable for large-cap stocks, which carry lower valuations on average than stocks of smaller companies. In addition, large-caps tend to appeal to investors seeking lower risk investments during what may be the last stage of the current economic recovery and a period when economic growth is expected to slow in what we would characterize as a "soft landing."

------------------------------------------------------------------------------
      INVESTMENT TERM

      Soft landing: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.
------------------------------------------------------------------------------

      For our part, we intend to continue seeking optimal returns for the Fund through the style diversification offered by our three quantitative investment models. We are equally convinced of the merit of our multifaceted, disciplined approach to controlling risk in the portfolio. We believe this combination of style diversification and rigorous risk control will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Equity Fund Class A shares (from 5/1/03 to 7/31/06)* as compared to the performance of two widely cited performance indices, the S&P 500 Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from April 24, 2003. S&P 500 Index and Lipper peer group data is from May 1, 2003.

COMPARATIVE RESULTS
Results at July 31, 2006

                                                                       SINCE
                                                 1 YEAR   3 YEARS   INCEPTION(3)
RIVERSOURCE DISCIPLINED EQUITY FUND
(INCLUDES SALES CHARGE)
--------------------------------------------------------------------------------
Class A    Cumulative value of $10,000          $10,014   $13,004     $14,147
--------------------------------------------------------------------------------
           Average annual total return            +0.14%    +9.15%     +11.20%
--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX(1)
--------------------------------------------------------------------------------
           Cumulative value of $10,000          $10,538   $13,603     $14,756
--------------------------------------------------------------------------------
           Average annual total return            +5.38%   +10.80%     +12.72%
--------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(2)
--------------------------------------------------------------------------------
           Cumulative value of $10,000          $10,500   $13,000     $13,984
--------------------------------------------------------------------------------
           Average annual total return            +5.00%    +9.14%     +10.87%
--------------------------------------------------------------------------------

Results for other share classes can be found on page 6.


------------------------------------------------------------------------------

10 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED EQUITY
FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

          RiverSource Disciplined
            Equity Fund Class A                          Lipper Large-Cap
          (includes sales charge)   S&P 500 Index(1)   Core Funds Index(2)
 5/1/03           $ 9,425                $10,000             $10,000
7/31/03           $10,254                $10,849             $10,755
7/31/04           $11,483                $12,278             $11,832
7/31/05           $13,315                $14,003             $13,318
7/31/06           $14,147                $14,756             $13,984

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from April 24, 2003. S&P 500 Index and Lipper peer group data is from May 1, 2003.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 11

INVESTMENTS IN SECURITIES

JULY 31, 2006
(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
AEROSPACE & DEFENSE (1.5%)
Boeing                                               90,788       $    7,028,807
United Technologies                                 351,550           21,862,894
                                                                  --------------
Total                                                                 28,891,701
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.8%)
FedEx                                               150,842           15,794,666
--------------------------------------------------------------------------------

AUTO COMPONENTS (0.7%)
Cooper Tire & Rubber                                134,474(f)         1,343,395
Johnson Controls                                    149,411           11,468,789
                                                                  --------------
Total                                                                 12,812,184
--------------------------------------------------------------------------------

AUTOMOBILES (1.0%)
Ford Motor                                          949,756            6,334,873
General Motors                                      198,200(f)         6,387,986
Harley-Davidson                                     107,706            6,139,242
                                                                  --------------
Total                                                                 18,862,101
--------------------------------------------------------------------------------

BEVERAGES (2.6%)
Coca-Cola                                           831,216           36,989,112
Coca-Cola Enterprises                                63,000            1,351,980
Pepsi Bottling Group                                 39,400            1,310,050
PepsiCo                                             175,615           11,130,479
                                                                  --------------
Total                                                                 50,781,621
--------------------------------------------------------------------------------

BIOTECHNOLOGY (0.6%)
Biogen Idec                                          85,459(b)         3,599,533
Gilead Sciences                                     109,838(b)         6,752,841
MedImmune                                            62,293(b)         1,580,996
                                                                  --------------
Total                                                                 11,933,370
--------------------------------------------------------------------------------

CAPITAL MARKETS (6.6%)
Bear Stearns Companies                               59,262            8,407,500
Charles Schwab                                      229,045            3,637,235
E*TRADE Financial                                   310,097(b)         7,228,361
Federated Investors Cl B                             41,050            1,272,961
Franklin Resources                                  121,417           11,103,585
Goldman Sachs Group                                 156,520           23,908,429
Janus Capital Group                                  74,113            1,199,889
Lehman Brothers Holdings                            328,565           21,340,297
Mellon Financial                                    103,533            3,623,655

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
CAPITAL MARKETS (CONT.)
Merrill Lynch & Co                                  426,443       $   31,053,578
Morgan Stanley                                      185,655           12,346,058
T Rowe Price Group                                   52,172            2,155,225
                                                                  --------------
Total                                                                127,276,773
--------------------------------------------------------------------------------

CHEMICALS (0.8%)
Air Products & Chemicals                             55,408            3,542,233
Ashland                                               8,000              532,080
Dow Chemical                                         80,450(e)         2,781,961
Eastman Chemical                                     21,200            1,052,156
Monsanto                                            114,036            4,902,408
PPG Inds                                             17,500            1,076,950
Sigma-Aldrich                                        29,836            2,073,602
                                                                  --------------
Total                                                                 15,961,390
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.8%)
AmSouth Bancorporation                               24,300              696,438
Comerica                                             80,681            4,723,873
Fifth Third Bancorp                                  10,200              389,028
First Horizon Natl                                   64,839            2,716,754
Huntington Bancshares                                41,800            1,017,830
KeyCorp                                              80,436            2,968,088
Natl City                                           266,234            9,584,424
PNC Financial Services Group                        118,696            8,408,425
US Bancorp                                          128,076            4,098,432
                                                                  --------------
Total                                                                 34,603,292
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Cendant                                             130,262            1,955,233
Monster Worldwide                                    58,405(b)         2,336,200
Waste Management                                    200,724            6,900,891
                                                                  --------------
Total                                                                 11,192,324
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.0%)
ADC Telecommunications                              103,541(b)         1,266,306
Corning                                             201,201(b)         3,836,903
JDS Uniphase                                        513,972(b)         1,094,760
Motorola                                            642,688           14,627,579
QUALCOMM                                            429,828           15,155,736
Tellabs                                             315,628(b)         2,966,903
                                                                  --------------
Total                                                                 38,948,187
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

12 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
COMPUTERS & PERIPHERALS (2.2%)
Apple Computer                                      431,039(b)    $   29,293,410
Lexmark Intl Cl A                                    63,242(b)         3,418,230
Network Appliance                                   123,178(b)         3,657,155
SanDisk                                              86,629(b)         4,042,109
Sun Microsystems                                    419,773(b)         1,826,013
                                                                  --------------
Total                                                                 42,236,917
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                45,564            4,001,886
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                     11,774              788,505
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (--%)
Pactiv                                               34,800(b)           852,948
--------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                        81,078            3,376,088
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                    13,400(b)           634,088
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.8%)
CIT Group                                           120,412            5,528,115
Citigroup                                           977,792           47,237,131
iShares MSCI EAFE Index Fund                        304,360           20,036,019
JPMorgan Chase & Co                                 200,222            9,134,128
Moody's                                             176,900            9,708,272
                                                                  --------------
Total                                                                 91,643,665
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (6.0%)
AT&T                                              1,420,452           42,599,355
BellSouth                                           447,060           17,511,340
Qwest Communications Intl                           372,093(b)         2,973,023
Verizon Communications                            1,540,736           52,107,691
                                                                  --------------
Total                                                                115,191,409
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.2%)
American Electric Power                             112,566            4,065,884
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Cooper Inds Cl A                                     45,489            3,919,332
Rockwell Automation                                  87,387            5,416,247
                                                                  --------------
Total                                                                  9,335,579
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (--%)
Tektronix                                            21,900       $      597,213
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.8%)
Baker Hughes                                         44,019            3,519,319
BJ Services                                          81,210            2,945,487
Halliburton                                         133,360            4,448,890
Nabors Inds                                          80,748(b,c)       2,852,019
Schlumberger                                        701,202           46,875,353
Transocean                                           19,560(b)         1,510,619
Weatherford Intl                                    214,059(b)        10,026,524
                                                                  --------------
Total                                                                 72,178,211
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.6%)
Kroger                                              421,369            9,661,991
Safeway                                             318,606            8,946,456
Wal-Mart Stores                                     717,641           31,935,025
                                                                  --------------
Total                                                                 50,543,472
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.3%)
Archer-Daniels-Midland                              322,172           14,175,568
Kellogg                                              73,600            3,545,312
Sara Lee                                            248,873            4,205,954
Tyson Foods Cl A                                    138,600            1,961,190
WM Wrigley Jr                                         8,183              375,272
                                                                  --------------
Total                                                                 24,263,296
--------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Nicor                                                46,395            2,033,029
Peoples Energy                                       32,000            1,350,720
                                                                  --------------
Total                                                                  3,383,749
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
Becton Dickinson & Co                                44,419            2,928,100
Biomet                                               76,069            2,505,713
Medtronic                                           219,814           11,105,004
St. Jude Medical                                    158,400(b)         5,844,960
                                                                  --------------
Total                                                                 22,383,777
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.7%)
AmerisourceBergen                                   154,761            6,654,723
Cardinal Health                                      85,343            5,717,981
CIGNA                                                66,967            6,110,739
Express Scripts                                      56,499(b)         4,352,118
Health Management Associates Cl A                    67,300            1,370,228
McKesson                                            136,831            6,894,914
Tenet Healthcare                                    261,345(b)         1,547,162
                                                                  --------------
Total                                                                 32,647,865
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 13

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
HOTELS, RESTAURANTS & LEISURE (1.4%)
Darden Restaurants                                   50,646       $    1,711,835
Intl Game Technology                                211,357            8,171,062
Starbucks                                           377,827(b)        12,944,352
Wendy's Intl                                         53,279            3,205,265
                                                                  --------------
Total                                                                 26,032,514
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.2%)
Centex                                               82,847            3,919,492
DR Horton                                           218,489            4,682,219
KB HOME                                              33,431            1,421,486
Lennar Cl A                                          65,725            2,939,879
Pulte Homes                                         188,605            5,375,242
Stanley Works                                        28,742            1,304,025
Whirlpool                                            43,126(e)         3,328,896
                                                                  --------------
Total                                                                 22,971,239
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Kimberly-Clark                                      158,437            9,672,579
--------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Dynegy Cl A                                         336,400(b)         1,893,932
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.1%)
3M                                                  250,275           17,619,360
Textron                                              32,155            2,891,056
                                                                  --------------
Total                                                                 20,510,416
--------------------------------------------------------------------------------

INSURANCE (3.6%)
Allstate                                            177,893           10,107,880
Ambac Financial Group                                60,196            5,002,890
Aon                                                 207,633            7,107,278
Chubb                                                34,748            1,751,994
Cincinnati Financial                                 28,900            1,362,924
Genworth Financial Cl A                              62,967            2,159,768
Lincoln Natl                                        144,830            8,208,964
Loews                                               140,863            5,220,383
Marsh & McLennan Companies                          194,762            5,264,417
MBIA                                                 75,996            4,469,325
MetLife                                             189,716            9,865,232
Torchmark                                            47,851            2,893,550
UnumProvident                                       313,431            5,086,985
                                                                  --------------
Total                                                                 68,501,590
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.3%)
Google Cl A                                          65,426(b)        25,293,692
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
IT SERVICES (0.9%)
Affiliated Computer Services Cl A                    19,858(b)    $    1,011,368
Convergys                                           120,400(b)         2,297,232
Electronic Data Systems                             321,174            7,676,058
Paychex                                              98,702            3,373,634
Sabre Holdings Cl A                                  59,444            1,230,491
Unisys                                              153,647(b)           786,673
                                                                  --------------
Total                                                                 16,375,456
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Brunswick                                            50,000            1,478,500
Eastman Kodak                                       205,970(f)         4,582,832
Mattel                                              128,671            2,321,225
                                                                  --------------
Total                                                                  8,382,557
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Applera-Applied Biosystems Group                     78,690(d)         2,529,884
Millipore                                            35,959(b)         2,252,831
                                                                  --------------
Total                                                                  4,782,715
--------------------------------------------------------------------------------

MACHINERY (2.3%)
Caterpillar                                         334,154           23,681,493
Cummins                                              29,804            3,487,068
Deere & Co                                           58,150            4,219,946
Eaton                                                65,117            4,174,000
Illinois Tool Works                                  40,630            1,858,010
Ingersoll-Rand Cl A                                  62,037(c)         2,220,925
ITT                                                  21,002            1,061,651
Navistar Intl                                        54,900(b)         1,227,564
PACCAR                                               35,828            2,893,111
                                                                  --------------
Total                                                                 44,823,768
--------------------------------------------------------------------------------

MEDIA (0.6%)
CBS Cl B                                            162,181            4,448,625
Gannett                                              86,495            4,508,119
Interpublic Group of Companies                      108,200(b)           886,158
McClatchy Cl A                                       15,268              647,211
New York Times Cl A                                  70,860            1,570,966
                                                                  --------------
Total                                                                 12,061,079
--------------------------------------------------------------------------------

METALS & MINING (3.1%)
Alcoa                                               320,388            9,595,621
Allegheny Technologies                               41,989            2,682,677
Freeport-McMoRan Copper & Gold Cl B                 119,238            6,505,625
Newmont Mining                                      204,166           10,459,424

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
METALS & MINING (CONT.)
Nucor                                               234,473       $   12,466,929
Phelps Dodge                                        181,164           15,822,864
United States Steel                                  26,643            1,680,374
                                                                  --------------
Total                                                                 59,213,514
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Dollar General                                      151,012            2,026,581
Family Dollar Stores                                125,366            2,848,316
JC Penney                                            58,043            3,654,387
Kohl's                                               10,300(b)           583,289
                                                                  --------------
Total                                                                  9,112,573
--------------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
CenterPoint Energy                                  210,603            2,893,685
CMS Energy                                           57,088(b)           799,803
PG&E                                                186,382            7,768,401
Sempra Energy                                        35,402            1,708,501
TECO Energy                                          40,396              643,912
Xcel Energy                                          45,721              916,249
                                                                  --------------
Total                                                                 14,730,551
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.9%)
Anadarko Petroleum                                   57,994            2,652,646
Chevron                                           1,103,817           72,609,082
ConocoPhillips                                      602,607           41,362,944
El Paso                                              69,941            1,119,056
EOG Resources                                        31,336            2,323,564
Exxon Mobil                                       1,508,551          102,189,244
Hess                                                 17,763              939,663
Marathon Oil                                         18,109            1,641,400
Occidental Petroleum                                 12,784            1,377,476
Sunoco                                               17,131            1,191,290
                                                                  --------------
Total                                                                227,406,365
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Intl Paper                                           60,600            2,080,398
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Alberto-Culver                                       41,634            2,029,241
--------------------------------------------------------------------------------

PHARMACEUTICALS (10.3%)
Abbott Laboratories                                  91,508            4,371,337
Allergan                                             58,662            6,326,697
Bristol-Myers Squibb                                646,289           15,491,547
Forest Laboratories                                  41,862(b)         1,938,629
Johnson & Johnson                                 1,173,043           73,373,839
King Pharmaceuticals                                212,443(b)         3,615,780
Merck & Co                                        1,640,907           66,079,324

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
PHARMACEUTICALS (CONT.)
Mylan Laboratories                                   23,300       $      511,668
Pfizer                                              832,537           21,637,637
Schering-Plough                                     118,547            2,423,101
                                                                  --------------
Total                                                                195,769,559
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.1%)
Starwood Hotels & Resorts Worldwide                  53,693            2,823,178
--------------------------------------------------------------------------------

ROAD & RAIL (2.6%)
Burlington Northern Santa Fe                        272,373           18,769,223
CSX                                                  80,066            4,858,405
Norfolk Southern                                    255,311           11,085,604
Ryder System                                         36,600            1,844,640
Union Pacific                                       167,643           14,249,655
                                                                  --------------
Total                                                                 50,807,527
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Advanced Micro Devices                              286,253(b)         5,550,446
Broadcom Cl A                                       121,983(b)         2,926,372
Intel                                               428,480            7,712,640
Micron Technology                                   450,347(b)         7,020,910
NVIDIA                                              194,519(b)         4,304,705
                                                                  --------------
Total                                                                 27,515,073
--------------------------------------------------------------------------------

SOFTWARE (3.0%)
Autodesk                                             51,339(b)         1,751,173
BMC Software                                        101,347(b)         2,373,547
Citrix Systems                                      101,198(b)         3,215,060
Microsoft                                         1,182,172           28,407,594
Novell                                              267,064(b)         1,733,245
Oracle                                            1,389,514(b)        20,801,025
                                                                  --------------
Total                                                                 58,281,644
--------------------------------------------------------------------------------

SPECIALTY RETAIL (2.5%)
AutoNation                                           46,675(b)           919,498
AutoZone                                             19,100(b)         1,678,317
Bed Bath & Beyond                                    42,853(b)         1,434,718
Best Buy                                             88,223            4,000,031
Circuit City Stores                                 114,482            2,804,809
Gap                                                  46,100              799,835
Home Depot                                          814,241           28,262,305
Lowe's Companies                                     83,594            2,369,890
Office Depot                                        109,398(b)         3,943,798
RadioShack                                           76,600            1,238,622
                                                                  --------------
Total                                                                 47,451,823
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 15

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                              SHARES              VALUE(a)
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Coach                                                79,115(b)    $    2,271,392
Jones Apparel Group                                  45,056            1,333,658
Liz Claiborne                                        54,222            1,916,748
Nike Cl B                                            77,946            6,157,733
VF                                                   42,284            2,867,701
                                                                  --------------
Total                                                                 14,547,232
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (4.5%)
Fannie Mae                                          864,002           41,394,337
Freddie Mac                                         370,677           21,447,371
Golden West Financial                                28,932            2,131,131
MGIC Investment                                      83,228            4,736,505
Washington Mutual                                   371,876           16,622,857
                                                                  --------------
Total                                                                 86,332,201
--------------------------------------------------------------------------------

TOBACCO (0.3%)
Reynolds American                                    31,558            4,000,924
UST                                                  42,237            2,135,080
                                                                  --------------
Total                                                                  6,136,004
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
WW Grainger                                          26,000            1,614,340
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,860,992,930)                                            $1,912,334,921
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (1.0%)(g)
--------------------------------------------------------------------------------

                                                   AMOUNT
                                    EFFECTIVE    PAYABLE AT
ISSUER                                YIELD       MATURITY              VALUE(a)
COMMERCIAL PAPER
Chesham Finance LLC
    08-01-06                          5.30%     $ 9,300,000       $    9,298,631
Park Avenue Receivables
    08-01-06                          5.26       10,000,000(h)         9,998,539
--------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $19,300,000)                                               $   19,297,170
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,880,292,930)(i)                                         $1,931,632,091
================================================================================

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------

16 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2006, the value of foreign securities represented 0.3% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

      TYPE OF SECURITY                                               CONTRACTS
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS
      S&P 500 Index, Sept. 2006                                             10

(f) At July 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(g) Cash collateral received from security lending activity is invested in short-term securities and represents 0.7% of net assets. See Note 5 to the financial statements. 0.3% of net assets is the Fund's cash equivalent position.

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of these securities amounted to $9,998,539 or 0.5% of net assets.

(i) At July 31, 2006, the cost of securities for federal income tax purposes was $1,886,733,114 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $133,513,607
      Unrealized depreciation                                       (88,614,630)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 44,898,977
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2006

ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $1,880,292,930)                                                      $ 1,931,632,091
Cash in bank on demand deposit                                                                    74,107
Capital shares receivable                                                                         91,310
Dividends and accrued interest receivable                                                      2,934,007
Receivable for investment securities sold                                                      6,028,457
--------------------------------------------------------------------------------------------------------
Total assets                                                                               1,940,759,972
--------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                            56,337
Payable for investment securities purchased                                                    7,415,109
Payable upon return of securities loaned (Note 5)                                             12,542,000
Accrued investment management services fee                                                        92,826
Accrued distribution fee                                                                          34,378
Accrued service fee                                                                                1,842
Accrued transfer agency fee                                                                        3,847
Accrued administrative services fee                                                                8,510
Other accrued expenses                                                                           138,925
--------------------------------------------------------------------------------------------------------
Total liabilities                                                                             20,293,774
--------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                       $ 1,920,466,198
========================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                 $     2,849,072
Additional paid-in capital                                                                 1,747,484,700
Undistributed net investment income                                                            7,730,352
Accumulated net realized gain (loss)                                                         111,045,186
Unrealized appreciation (depreciation) on investments (Note 6)
   and on translation of assets and liabilities in foreign currencies                         51,356,888
--------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                                             $ 1,920,466,198
========================================================================================================
Net assets applicable to outstanding shares:              Class A                        $ 1,367,875,719
                                                          Class B                        $    73,443,835
                                                          Class C                        $     2,713,393
                                                          Class I                        $   252,289,749
                                                          Class Y                        $   224,143,502
Net asset value per share of outstanding capital stock:   Class A shares   203,067,775   $          6.74
                                                          Class B shares    11,039,576   $          6.65
                                                          Class C shares       408,104   $          6.65
                                                          Class I shares    37,225,107   $          6.78
                                                          Class Y shares    33,166,659   $          6.76
--------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                        $    12,108,000
--------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

18 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 2006

INVESTMENT INCOME
Income:
Dividends                                                               $  16,282,126
Interest                                                                      716,235
Fee income from securities lending (Note 5)                                   155,122
--------------------------------------------------------------------------------------
Total income                                                               17,153,483
--------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                          5,175,451
Distribution fee
   Class A                                                                  1,426,565
   Class B                                                                    427,156
   Class C                                                                     12,242
Transfer agency fee                                                           817,369
Incremental transfer agency fee
   Class A                                                                     53,677
   Class B                                                                     15,355
   Class C                                                                        413
Service fee -- Class Y                                                        102,311
Administrative services fees and expenses                                     496,810
Compensation of board members                                                  12,463
Custodian fees                                                                 44,374
Printing and postage                                                           69,241
Registration fees                                                              80,409
Audit fees                                                                     29,000
Other                                                                           6,064
--------------------------------------------------------------------------------------
Total expenses                                                              8,768,900
   Expenses waived/reimbursed by the Investment Manager and its
      affiliates (Note 2)                                                    (262,058)
--------------------------------------------------------------------------------------
                                                                            8,506,842
   Earnings and bank fee credits on cash balances (Note 2)                    (62,624)
--------------------------------------------------------------------------------------
Total net expenses                                                          8,444,218
--------------------------------------------------------------------------------------
Investment income (loss) -- net                                             8,709,265
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                         122,663,564
   Foreign currency transactions                                               12,886
   Futures contracts                                                         (688,122)
   Reimbursement from affiliate (Note 2)                                      212,116
--------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   122,200,444
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies    (121,608,827)
--------------------------------------------------------------------------------------
Net gain (loss) on investments                                                591,617
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $   9,300,882
======================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 19

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                         2006           2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   8,709,265   $   658,382
Net realized gain (loss) on investments                  122,200,444     3,796,315
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                    (121,608,827)    5,439,579
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              9,300,882     9,894,276
-----------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (354,341)      (62,837)
      Class B                                                (19,051)           --
      Class C                                                   (767)           --
      Class I                                             (1,329,352)     (142,494)
      Class Y                                                   (391)         (172)
   Net realized gain
      Class A                                             (1,913,998)     (327,285)
      Class B                                               (540,285)     (102,880)
      Class C                                                (14,293)       (3,213)
      Class I                                             (5,176,835)     (723,932)
      Class Y                                                 (1,940)         (727)
-----------------------------------------------------------------------------------
Total distributions                                       (9,351,253)   (1,363,540)
-----------------------------------------------------------------------------------


------------------------------------------------------------------------------

20 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

YEAR ENDED JULY 31,                                      2006             2005
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                              57,119,187      21,609,484
   Class B shares                                        8,354,913       6,978,820
   Class C shares                                          459,648          77,713
   Class I shares                                      127,309,091      66,292,986
   Class Y shares                                        1,874,060           7,000
Fund merger (Note 8)
   Class A shares                                    1,396,617,869              --
   Class B shares                                       85,982,462              --
   Class C shares                                        2,432,014              --
   Class I shares                                       37,756,460              --
   Class Y shares                                      274,057,962              --
Reinvestment of distributions at net asset value
   Class A shares                                        2,250,671         346,177
   Class B shares                                          553,930         100,334
   Class C shares                                           13,921           2,894
   Class I shares                                        6,505,529         866,109
   Class Y shares                                            1,577             505
Payments for redemptions
   Class A shares                                     (116,576,502)     (9,642,178)
   Class B shares (Note 2)                             (29,916,465)     (1,046,545)
   Class C shares (Note 2)                                (373,393)        (48,696)
   Class I shares                                       (1,598,499)       (150,008)
   Class Y shares                                      (51,682,981)             --
-----------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                1,801,141,454      85,394,595
-----------------------------------------------------------------------------------
Total increase (decrease) in net assets              1,801,091,083      93,925,331
Net assets at beginning of year                        119,375,115      25,449,784
-----------------------------------------------------------------------------------
Net assets at end of year                          $ 1,920,466,198   $ 119,375,115
===================================================================================
Undistributed net investment income                $     7,730,352   $     503,820
-----------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. (formerly AXP Growth Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 13.14% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------

22 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 23

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


------------------------------------------------------------------------------

24 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $190,957 and accumulated net realized gain been increased by $1,692,143 resulting in a net reclassification adjustment to decrease paid-in capital by $1,883,100.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                       2006         2005
------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ................................   $ 1,705,386   $ 202,166
   Long-term capital gain .........................       562,953     187,956

CLASS B
Distributions paid from:
   Ordinary income ................................       400,261      43,797
   Long-term capital gain .........................       159,075      59,083

CLASS C
Distributions paid from:
   Ordinary income ................................        10,856       1,368
   Long-term capital gain .........................         4,204       1,845

CLASS I
Distributions paid from:
   Ordinary income ................................     4,989,806     450,678
   Long-term capital gain .........................     1,516,381     415,748

CLASS Y
Distributions paid from:
   Ordinary income ................................         1,765         481
   Long-term capital gain .........................           566         418


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 25

At July 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ................................   $ 73,652,391
Accumulated long-term gain (loss) ............................   $ 51,560,111
Unrealized appreciation (depreciation) .......................   $ 44,919,924

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Disciplined Equity Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.60% to 0.48% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance


------------------------------------------------------------------------------

26 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $77,739 for the year ended July 31, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 27

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $293,648 for Class A, $29,031 for Class B and $52 for Class C for the year ended July 31, 2006.

For the year ended July 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.02% for Class A, 1.82% for Class B, 1.81% for Class C, 0.70% for Class I and 0.84% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $73,809, $3,726, $178 and $1, respectively, and the management fees waived at the Fund level were $184,344. Effective as of Oct. 1, 2005, the Investment Manager and its affiliates had agreed to waive certain fees and expenses until March 10, 2006, such that net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.25% for Class A, 2.04% for Class B, 2.06% for Class C, 0.93% for Class I and 1.06% for Class Y of the Fund's average daily net assets. Effective as of March 11, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses before giving effect to any performance incentive adjustment, will not exceed 1.00% for Class A, 1.78% for Class B, 1.77% for Class C, 0.64% for Class I and 0.84% for Class Y of the Fund's average daily net assets.

During the year July 31, 2006, the Fund's custodian and transfer agency fees were reduced by $62,624 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time reimbursement of $212,116 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,776,607,128 (including $1,617,217,195 from RiverSource Stock Fund that was acquired in the fund merger as described in
Note 8) and $1,151,292,444 respectively, for the year ended July 31, 2006. Realized gains and losses are determined on an identified cost basis.


------------------------------------------------------------------------------

28 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                             YEAR ENDED JULY 31, 2006
                             CLASS A       CLASS B    CLASS C     CLASS I      CLASS Y
----------------------------------------------------------------------------------------
Sold                         8,536,165    1,250,216    68,880   18,763,732      276,369
Fund merger                207,275,407   12,879,602   364,574    5,576,952   40,564,166
Issued for reinvested
   distributions               337,195       83,745     2,104      969,971          235
Redeemed                   (17,270,329)  (4,576,044)  (55,973)    (237,632)  (7,679,229)
----------------------------------------------------------------------------------------
Net increase (decrease)    198,878,438    9,637,519   379,585   25,073,023   33,161,541
----------------------------------------------------------------------------------------

                                             YEAR ENDED JULY 31, 2005
                             CLASS A       CLASS B    CLASS C     CLASS I      CLASS Y
----------------------------------------------------------------------------------------
Sold                         3,401,658    1,109,408    12,216   10,493,500        1,160
Issued for reinvested
   distributions                54,345       15,850       457      135,541           79
Redeemed                    (1,531,238)    (165,421)   (7,726)     (24,014)          --
----------------------------------------------------------------------------------------
Net increase (decrease)      1,924,765      959,837     4,947   10,605,027        1,239
----------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At July 31, 2006, securities valued at $12,108,000 were on loan to brokers. For collateral, the Fund received $12,542,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $155,122 for year ended July 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS

At July 31, 2006, investments in securities included securities valued at $812,940 that were pledged as collateral to cover initial margin deposits on 10 open purchase contracts. The notional market value of the open purchase contracts at July 31, 2006 was $3,204,500 with a net unrealized loss of $3,220. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40%


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 29
or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended July 31, 2006.

8. FUND MERGER

At the close of business on March 10, 2006, RiverSource Disciplined Equity Fund acquired the assets and assumed the identified liabilities of RiverSource Stock Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Disciplined Equity Fund immediately before the acquisition were $207,410,855 and the combined net assets immediately after the acquisition were $2,004,257,622.

The merger was accomplished by a tax-free exchange of 87,585,087 shares of RiverSource Stock Fund valued at $1,796,846,767.

In exchange for the RiverSource Stock Fund shares and net assets, RiverSource Disciplined Equity Fund issued the following number of shares:

                                                                    SHARES
------------------------------------------------------------------------------
Class A                                                           207,275,407
Class B                                                            12,879,602
Class C                                                               364,574
Class I                                                             5,576,952
Class Y                                                            40,564,166
------------------------------------------------------------------------------

RiverSource Stock Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net income.

                    TOTAL           CAPITAL        UNREALIZED       ACCUMULATED      UNDISTRIBUTED
                  NET ASSETS         STOCK        APPRECIATION   NET REALIZED LOSS     NET INCOME
--------------------------------------------------------------------------------------------------
RiverSource
   Stock Fund   $1,796,846,767   $1,638,521,442   $166,822,042      $(8,526,929)        $30,212
--------------------------------------------------------------------------------------------------

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and


------------------------------------------------------------------------------

30 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 31

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                   2006      2005      2004      2003(b)
Net asset value, beginning of period                        $  6.70   $  5.95   $  5.44   $  5.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .06       .04       .02       .01
Net gains (losses) (both realized and unrealized)               .35       .90       .63       .43
------------------------------------------------------------------------------------------------------
Total from investment operations                                .41       .94       .65       .44
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.06)     (.03)     (.02)       --
Distributions from realized gains                              (.31)     (.16)     (.12)       --
------------------------------------------------------------------------------------------------------
Total distributions                                            (.37)     (.19)     (.14)       --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  6.74   $  6.70   $  5.95   $  5.44
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $ 1,368   $    28   $    13   $     8
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)           1.02%     1.25%     1.13%     1.22%(e)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
net assets                                                      .95%      .84%      .65%      .81%(e)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)       137%       64%       64%       17%
------------------------------------------------------------------------------------------------------
Total return(f)                                                6.25%    15.95%    11.99%     8.80%(g)
------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.05%, 1.35%, 1.91% and 7.39% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

32 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

CLASS B

--------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                   2006      2005      2004       2003(b)
Net asset value, beginning of period                        $  6.62   $  5.90   $  5.43    $  5.00
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .01       .02      (.02)        --
Net gains (losses) (both realized and unrealized)               .34       .86       .61        .43
--------------------------------------------------------------------------------------------------------
Total from investment operations                                .35       .88       .59        .43
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.01)       --        --         --
Distributions from realized gains                              (.31)     (.16)     (.12)        --
--------------------------------------------------------------------------------------------------------
Total distributions                                            (.32)     (.16)     (.12)        --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  6.65   $  6.62   $  5.90    $  5.43
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $    73   $     9   $     3    $     1
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)           1.82%     2.04%     1.95%      2.01%(e)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
net assets                                                      .20%      .06%     (.16%)     (.08%)(e)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)       137%       64%       64%        17%
--------------------------------------------------------------------------------------------------------
Total return(f)                                                5.42%    15.03%    10.95%      8.60%(g)
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.85%, 2.13%, 2.73% and 8.18% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 33

CLASS C

--------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                   2006      2005      2004       2003(b)
Net asset value, beginning of period                        $  6.62   $  5.90   $  5.43    $  5.00
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .01       .01      (.02)        --
Net gains (losses) (both realized and unrealized)               .35       .87       .61        .43
--------------------------------------------------------------------------------------------------------
Total from investment operations                                .36       .88       .59        .43
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.02)       --        --         --
Distributions from realized gains                              (.31)     (.16)     (.12)        --
--------------------------------------------------------------------------------------------------------
Total distributions                                            (.33)     (.16)     (.12)        --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  6.65   $  6.62   $  5.90    $  5.43
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $     3   $    --   $    --    $    --
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)           1.81%     2.06%     1.95%      2.01%(e)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
net assets                                                      .20%      .02%     (.17%)     (.05%)(e)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)       137%       64%       64%        17%
--------------------------------------------------------------------------------------------------------
Total return(f)                                                5.51%    15.03%    10.96%      8.60%(g)
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.84%, 2.13%, 2.73% and 8.20% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

34 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

CLASS I

--------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                  2006         2005      2004(b)
Net asset value, beginning of period                        $ 6.73      $  5.96   $  5.99
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .08          .04       .02
Net gains (losses) (both realized and unrealized)              .36          .92      (.05)
--------------------------------------------------------------------------------------------------
Total from investment operations                               .44          .96      (.03)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.08)        (.03)       --
Distributions from realized gains                             (.31)        (.16)       --
--------------------------------------------------------------------------------------------------
Total distributions                                           (.39)        (.19)       --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 6.78      $  6.73   $  5.96
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $  252      $    82   $     9
--------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)               .70%(d)      .91%      .93%(d),(e)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
net assets                                                    1.41%        1.19%     5.35%(e)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)      137%          64%       64%
--------------------------------------------------------------------------------------------------
Total return(f)                                               6.73%       16.29%     (.50%)(g)
--------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.72% and 1.27% for the periods ended July 31, 2006 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 35

CLASS Y

------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                   2006      2005      2004      2003(b)
Net asset value, beginning of period                        $  6.71   $  5.95   $  5.45   $  5.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .07       .05       .03       .01
Net gains (losses) (both realized and unrealized)               .36       .91       .61       .44
------------------------------------------------------------------------------------------------------
Total from investment operations                                .43       .96       .64       .45
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.07)     (.04)     (.02)       --
Distributions from realized gains                              (.31)     (.16)     (.12)       --
------------------------------------------------------------------------------------------------------
Total distributions                                            (.38)     (.20)     (.14)       --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  6.76   $  6.71   $  5.95   $  5.45
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $   224   $    --   $    --   $    --
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)            .84%     1.06%      .98%     1.01%(e)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
net assets                                                     1.10%     1.03%      .78%      .90%(e)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)       137%       64%       64%       17%
------------------------------------------------------------------------------------------------------
Total return(f)                                                6.48%    16.25%    11.87%     9.00%(g)
------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.87%, 1.18%, 1.76% and 7.20% for the periods ended July 31, 2006, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

36 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE LARGE CAP SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Disciplined Equity Fund (a series of RiverSource Large Cap Series, Inc.) as of July 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2006, and the financial highlights for each of the years in the three-year period ended July 31, 2006 and for the period from April 24, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Equity Fund as of July 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2006


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 37

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ................       29.46%
      Dividends Received Deduction for corporations ............       29.23%

PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005 ..................................................     $0.20419
March 7, 2006 ..................................................      0.07482
Total ..........................................................     $0.27901

CAPITAL GAIN DISTRIBUTIONS -- taxable as long-term capital gain.

PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005 ..................................................     $0.06882
March 7, 2006 ..................................................      0.02343
Total ..........................................................     $0.09225
Total distributions ............................................     $0.37126

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ................       29.46%
      Dividends Received Deduction for corporations ............       29.23%

PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005 ..................................................     $0.16736
March 7, 2006 ..................................................      0.06422
Total ..........................................................     $0.23158

CAPITAL GAIN DISTRIBUTIONS -- taxable as long-term capital gain.

PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005 ..................................................     $0.06882
March 7, 2006 ..................................................      0.02343
Total ..........................................................     $0.09225
Total distributions ............................................     $0.32383


------------------------------------------------------------------------------

38 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ................       29.46%
      Dividends Received Deduction for corporations ............       29.23%

PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005 ..................................................     $0.17258
March 7, 2006 ..................................................      0.06484
Total ..........................................................     $0.23742

CAPITAL GAIN DISTRIBUTIONS -- taxable as long-term capital gain.

PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005 ..................................................     $0.06882
March 7, 2006 ..................................................      0.02343
Total ..........................................................     $0.09225
Total distributions ............................................     $0.32967

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ................       29.46%
      Dividends Received Deduction for corporations ............       29.23%

PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005 ..................................................     $0.22139
March 7, 2006 ..................................................      0.08062
Total ..........................................................     $0.30201

CAPITAL GAIN DISTRIBUTIONS -- taxable as long-term capital gain.

PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005 ..................................................     $0.06882
March 7, 2006 ..................................................      0.02343
Total ..........................................................     $0.09225
Total distributions ............................................     $0.39426

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ................       29.46%
      Dividends Received Deduction for corporations ............       29.23%

PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005 ..................................................     $0.20745
March 7, 2006 ..................................................      0.07713
Total ..........................................................     $0.28458

CAPITAL GAIN DISTRIBUTIONS -- taxable as long-term capital gain.

PAYABLE DATE                                                        PER SHARE
Dec. 20, 2004 ..................................................     $0.06882
March 7, 2006 ..................................................      0.02343
Total ..........................................................     $0.09225
Total distributions ............................................     $0.37683


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 39

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------

40 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

                                                   BEGINNING         ENDING          EXPENSES
                                                 ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING     ANNUALIZED
                                                  FEB. 1, 2006    JULY 31, 2006    THE PERIOD(a)   EXPENSE RATIO
----------------------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------------------
   Actual(b)                                         $1,000         $  992.60          $4.99           1.01%
----------------------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)                       $1,000         $1,019.79          $5.06           1.01%
----------------------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------------------
   Actual(b)                                         $1,000         $  987.90          $8.82           1.79%
----------------------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)                       $1,000         $1,015.92          $8.95           1.79%
----------------------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------------------
   Actual(b)                                         $1,000         $  988.00          $8.77           1.78%
----------------------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)                       $1,000         $1,015.97          $8.90           1.78%
----------------------------------------------------------------------------------------------------------------
Class I
----------------------------------------------------------------------------------------------------------------
   Actual(b)                                         $1,000         $  994.90          $3.22            .65%
----------------------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)                       $1,000         $1,021.57          $3.26            .65%
----------------------------------------------------------------------------------------------------------------
Class Y
----------------------------------------------------------------------------------------------------------------
   Actual(b)                                         $1,000         $  992.90          $4.20            .85%
----------------------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)                       $1,000         $1,020.58          $4.26            .85%
----------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended July 31, 2006:
      -0.74% for Class A, -1.21% for Class B, -1.20% for Class C, -0.51% for Class I and -0.71% for Class Y.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 41

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND           PRINCIPAL OCCUPATION                      OTHER
AGE                        LENGTH OF SERVICE       DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member            Chief Justice, Minnesota Supreme
901 S. Marquette Ave.      since 2006              Court, 1998-2005
Minneapolis, MN 55402
Age 52
------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson            Board member            Chair, Board Services Corporation
901 S. Marquette Ave.      since 1999              (provides administrative services
Minneapolis, MN 55402                              to boards); former Governor
Age 71                                             of Minnesota
------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn          Board member            Trustee Professor of Economics and
901 S. Marquette Ave.      since 2004              Management, Bentley College;
Minneapolis, MN 55402                              former Dean, McCallum Graduate
Age 55                                             School of Business, Bentley College
------------------------------------------------------------------------------------------------------------------------
Anne P. Jones              Board member            Attorney and Consultant
901 S. Marquette Ave.      since 1985
Minneapolis, MN 55402
Age 71
------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind            Board member            Former Managing Director,                 American Progressive
901 S. Marquette Ave.      since 2005              Shikiar Asset Management                  Insurance
Minneapolis, MN 55402
Age 70
------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.      Board member            President Emeritus and                    Valmont Industries, Inc.
901 S. Marquette Ave.      since 2002              Professor of Economics,                   (manufactures irrigation
Minneapolis, MN 55402                              Carleton College                          systems)
Age 67
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

42 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND           PRINCIPAL OCCUPATION                      OTHER
AGE                        LENGTH OF SERVICE       DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member            Director, Enterprise Asset                Strategic Distribution,
901 S. Marquette Ave.      since 2004              Management, Inc. (private real            Inc. (transportation,
Minneapolis, MN 55402                              estate and asset management               distribution and logistics
Age 54                                             company)                                  consultants)
------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor             Board member            President and Chief Executive
901 S. Marquette Ave.      since 2006              Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                              Insurance Company, Inc. since 1999
Age 53
------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member            Chief Executive Officer, RiboNovix,       Hybridon, Inc.
901 S. Marquette Ave.      since 2002              Inc. since 2003 (biotechnology);          (biotechnology);
Minneapolis, MN 55402                              former President, Forester Biotech        American Healthways,
Age 62                                                                                       Inc. (health management
                                                                                             programs)
------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND           PRINCIPAL OCCUPATION                      OTHER
AGE                        LENGTH OF SERVICE       DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
William F. Truscott**      Board member            President, Ameriprise Certificate
53600 Ameriprise           since 2001,             Company since 2006; President -
Financial Center           Vice President          U.S. Asset Management and Chief
Minneapolis, MN 55474      since 2002,             Investment Officer, Ameriprise
Age 46                     Acting President        Financial, Inc. and President,
                           since 2006              Chairman of the Board and Chief
                                                   Investment Officer, RiverSource
                                                   Investments, LLC since 2005; Senior
                                                   Vice President - Chief Investment
                                                   Officer, Ameriprise Financial, Inc.
                                                   and Chairman of the Board and Chief
                                                   Investment Officer, RiverSource
                                                   Investments, LLC, 2001-2005
------------------------------------------------------------------------------------------------------------------------

 * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 43

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President and Acting President, the Fund's other officers are:

FUND OFFICERS

NAME,                       POSITION HELD
ADDRESS,                    WITH FUND AND            PRINCIPAL OCCUPATION
AGE                         LENGTH OF SERVICE        DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox              Treasurer                Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise              since 2002               Inc., since 2002; Vice President - Finance, American Express
Financial Center                                     Company, 2000-2002
Minneapolis, MN 55474
Age 51
-----------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley          Vice President           Executive Vice President - Equity and Fixed Income,
172 Ameriprise              since 2004               Ameriprise Financial, Inc. and RiverSource  Investments, LLC
Financial Center                                     since 2006; Vice President - Investments,  Ameriprise
Minneapolis, MN 55474                                Certificate Company since 2003; Senior Vice President - Fixed
Age 42                                               Income, Ameriprise Financial, Inc., 2002-2006 and
                                                     RiverSource Investments, LLC, 2004-2006; Managing Director, Zurich
                                                     Global Assets, 2001-2002
-----------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg               Vice President,          President of Board Services Corporation
901 S. Marquette Ave.       General Counsel,
Minneapolis, MN 55402       and Secretary
Age 68                      since 1978
-----------------------------------------------------------------------------------------------------------------------
Edward S. Dryden*           Acting Chief             Chief Compliance Officer, Ameriprise Certificate Company since
1875 Ameriprise             Compliance Officer       2006; Vice President - Asset Management Compliance, RiverSource
Financial Center            since 2006               Investments, LLC since 2006; Chief Compliance Officer - Mason
Minneapolis, MN 55474                                Street Advisors, LLC, 2002-2006
Age 41
-----------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu              Anti-Money               Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise             Laundering Officer       Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center            since 2004               Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                                Director and Bank Secrecy Act Officer, American Express Centurion
Age 42                                               Bank, 2000-2003
-----------------------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

44 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND -- 2006 ANNUAL REPORT 45

RIVERSOURCE(SM) DISCIPLINED EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource(SM) mutual
RIVERSOURCE [LOGO](SM)  funds are distributed by RiverSource Distributors,
       INVESTMENTS      Inc. and Ameriprise Financial Services, Inc., Members
                        NASD, and managed by RiverSource Investments, LLC.
                        These companies are part of Ameriprise Financial, Inc.

                                                               S-6263 F (9/06)

  Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                               INVESTMENTS

  RIVERSOURCE(SM)
  GROWTH FUND

------------------------------------------------------------------------------

  ANNUAL REPORT FOR
  THE PERIOD ENDED
  JULY 31, 2006

> RIVERSOURCE GROWTH FUND
  SEEKS TO PROVIDE SHAREHOLDERS
  WITH LONG-TERM CAPITAL GROWTH.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot .............................................................    3

Performance Summary .......................................................    5

Questions & Answers with Portfolio Management .............................    7

The Fund's Long-term Performance ..........................................   12

Investments in Securities .................................................   14

Financial Statements ......................................................   18

Notes to Financial Statements .............................................   21

Report of Independent Registered Public Accounting Firm ...................   36

Federal Income Tax Information ............................................   37

Fund Expenses Example .....................................................   38

Board Members and Officers ................................................   40

Approval of Investment Management Services Agreement ......................   43

Proxy Voting ..............................................................   43

                                  DALBAR RATED
                                     [LOGO]
                                      2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------

2 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2006

--------------------------------------------------------------------------------
FUND OVERVIEW
--------------------------------------------------------------------------------

RiverSource Growth Fund invests primarily in large-company stocks with strong earnings growth and price appreciation potential. To find the right companies in which to invest, a research-driven stock selection process leverages the capabilities of a talented and experienced analyst team. Then, the portfolio manager focuses on these individual companies and applies a "price conscious" growth strategy. The desired result is a portfolio composed of large-company stocks with growth rates at or above market levels and reasonable valuations.

--------------------------------------------------------------------------------
SECTOR BREAKDOWN*
--------------------------------------------------------------------------------

Percentage of portfolio assets

Health Care                             21.6%
Information Technology                  20.6%
Telecommunication Services              18.1%         [PIE CHART]
Consumer Discretionary                  13.6%
Consumer Staples                        11.0%
Energy                                   4.6%
Other(1)                                10.5%

  * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1) Includes Industrials 3.6%, Financials 3.2%, Short-Term Securities(2) 2.3%, Materials 1.3% and Telecommunications 0.1%.

(2) Of the 2.3%, 0.4% is due to security lending activity and 1.9% is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Percentage of portfolio assets

Sprint Nextel         7.8%
NTL                   7.3
Google Cl A           3.9
Pfizer                3.8
Cisco Systems         3.3
ALLTEL                2.9
Vodafone Group        2.9
Exxon Mobil           2.5
Microsoft             2.4
Boston Scientific     2.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
STYLE MATRIX
------------------------------------------------------------------------------

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND GROWTH
                X    LARGE
                     MEDIUM  SIZE
                     SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products involve risks including possible loss of principal and fluctuation in value.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

                                                               YEARS IN INDUSTRY
Nick Thakore                                                           13

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

                                    TICKER SYMBOL               INCEPTION DATE
Class A                                 INIDX                         3/1/72
Class B                                 IGRBX                        3/20/95
Class C                                 AXGCX                        6/26/00
Class I                                 AGWIX                         3/4/04
Class Y                                 IGRYX                        3/20/95

Total net assets                                              $3.353 billion

Number of holdings                                                       103

--------------------------------------------------------------------------------

4 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                           PERFORMANCE COMPARISON
                       For the year ended July 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+0.98%  RiverSource Growth Fund Class A (excluding sales charge)
-0.76%  Russell 1000 Growth(R) Index (unmanaged)
-1.86%  Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 5

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                         CLASS A            CLASS B            CLASS C        CLASS I    CLASS Y
(INCEPTION DATES)       (3/1/72)           (3/20/95)          (6/26/00)       (3/4/04)  (3/20/95)
                                                  AFTER              AFTER
                    NAV(1)    POP(2)    NAV(1)   CDSC(3)    NAV(1)   CDSC(4)    NAV(5)    NAV(5)
AT JULY 31, 2006
-------------------------------------------------------------------------------------------------
1 year              +0.98%    -4.82%    +0.19%    -4.81%    +0.23%    -0.77%    +1.44%    +1.17%
-------------------------------------------------------------------------------------------------
3 years             +7.89%    +5.78%    +7.04%    +5.86%    +7.05%    +7.05%       N/A    +8.07%
-------------------------------------------------------------------------------------------------
5 years             -0.71%    -1.88%    -1.49%    -1.88%    -1.49%    -1.49%       N/A    -0.53%
-------------------------------------------------------------------------------------------------
10 years            +3.94%    +3.32%    +3.14%    +3.14%       N/A       N/A       N/A    +4.10%
-------------------------------------------------------------------------------------------------
Since inception    +11.72%   +11.52%    +5.50%    +5.50%    -9.98%    -9.98%    +5.82%    +6.48%
-------------------------------------------------------------------------------------------------

AT JUNE 30, 2006
-------------------------------------------------------------------------------------------------
1 year              +3.41%    -2.54%    +2.61%    -2.39%    +2.61%    +1.61%    +3.87%    +3.59%
-------------------------------------------------------------------------------------------------
3 years             +7.34%    +5.24%    +6.51%    +5.32%    +6.51%    +6.51%       N/A    +7.52%
-------------------------------------------------------------------------------------------------
5 years             -2.11%    -3.27%    -2.88%    -3.27%    -2.88%    -2.88%       N/A    -1.95%
-------------------------------------------------------------------------------------------------
10 years            +3.16%    +2.55%    +2.37%    +2.37%       N/A       N/A       N/A    +3.32%
-------------------------------------------------------------------------------------------------
Since inception    +11.73%   +11.54%    +5.51%    +5.51%   -10.17%   -10.17%    +5.84%    +6.49%
-------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows:

      first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------

6 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nick Thakore discusses the Fund's positioning and results for the 2006 fiscal year.

Q: How did RiverSource Growth Fund perform for the fiscal year ended July 31, 2006?

A: RiverSource Growth Fund's Class A shares rose 0.98%, excluding sales charge, for the 12 months ended July 31, 2006. The Fund outperformed both its benchmark, the Russell 1000(R) Growth Index (Russell Index), which declined 0.76%, and its peer group as represented by the Lipper Large-Cap Growth Funds Index (Lipper Index) which declined 1.86% for the same period.

Q:    What factors influenced performance during the period?

A: The stock market advanced strongly during the first six months of the fiscal year and the Fund participated in the rally. However, later in the year, concerns about interest rates, inflation, rising energy costs and global conflicts led to increased volatility in U.S. stock prices. Within the large-cap equity universe, growth stocks declined while value stocks advanced sharply, continuing a prolonged period of growth underperforming value. This made the year even more challenging for our growth-oriented strategy. We are pleased to report that during a difficult period, the Fund advanced slightly while its benchmark and peer group declined.

      Half of the 10 index sectors were positive contributors to the Fund's performance. Information technology, health care and consumer discretionary were the most notable contributors, while telecommunication services, industrials and consumer staples detracted.

--------------------------------------------------------------------------------
      WE ARE PLEASED TO REPORT THAT DURING A DIFFICULT PERIOD, THE FUND ADVANCED SLIGHTLY WHILE ITS BENCHMARK AND PEER GROUP DECLINED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

      In information technology, a below-Russell Index allocation was advantageous as information technology stocks struggled throughout the period. Information technology stock selection also added to relative return. Within the sector, we have focused on companies with solid growth stories and good stock valuations and have emphasized a few key themes. As part of an ongoing concentration on wireless communications, cell phone manufacturer holdings, such as Nokia, were solid contributors to relative return. The stock advanced as sales of handset units and the average selling price were higher than expected. Another theme within information technology was internet companies achieving market share gains and Google was a key contributor among this group. Finally, our effort to avoid companies with deteriorating fundamentals led us to a smaller-than-Russell Index weighting in Intel, which suffered from weaker demand for personal computers and competitive pressure on PC prices.

      Stock selection in the consumer discretionary sector added to relative return. A slightly larger-than-Russell Index allocation was also advantageous. Key contributors within the sector included companies where the Fund had smaller-than-Russell Index positions, especially some retail companies, which suffered from fear that a weaker housing market would depress consumer spending. The Fund's allocation to the media and cable group was particularly beneficial as we continued to see strong free cash flow, good growth and attractive valuations in those stocks. However, NTL, a U.K. cable company, was a notable detractor for the period. Though NTL has lagged while other cable companies performed well, we remain optimistic about the company's growth potential. NTL's recent acquisitions give it the ability to bundle four key services to its customers: TV, internet, traditional telephone and wireless phone services.

--------------------------------------------------------------------------------

8 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      Within the health care sector, both stock selection and a larger-than-Russell Index position added to performance. Our dominant theme in this sector was companies where consolidation, acquisitions or cost reductions can sustain earnings growth even if the economy slows. Pfizer is an example of a health care stock that added to relative return. Pfizer, and the pharmaceuticals group in general, experienced a mild turnaround during the period as their fundamentals matched investors' lowered expectations. The Fund also had exposure to some underperforming health care stocks including Boston Scientific. The medical device maker was negatively affected by potential changes in government reimbursements for cardiac devices and by recalls for products acquired through Guidant.

      We remained overweight relative to the Russell Index in telecommunication services, mainly wireless services, because we believe they offer a unique combination of a powerful secular trend, high free cash flow yields and a high growth rate. Having a larger-than-Russell Index position in telecommunication services was effective, but was more than offset by underperformance of the Fund's individual holdings. Sprint Nextel was a meaningful detractor as the company experienced deteriorating fundamentals, specifically fewer new subscribers and less revenue per subscriber. However, in line with our theme of focusing on companies that can benefit from consolidation, our conviction about the stock is supported by our analysis of the potential synergies of Sprint's merger with Nextel, which are still not fully realized. The company's valuation remains attractive to us and we will continue to weigh the fundamentals against growth potential. In keeping with this consolidation theme, we also owned shares of Lucent Technologies, a telecommunication services equipment vendor scheduled to merge with Alcatel later this year. In an industry with such high fixed costs, the synergies of this merger have the potential to drive earnings higher. Although some of the Fund's telecommunication services holdings have lagged, we maintain our confidence in the secular growth potential for wireless companies.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

      The Fund's allocation to consumer staples was in line with that of the Russell Index, but stock selection was a significant detractor, primarily due to the underperformance of Spectrum Brands. We expected this maker of batteries, fertilizers and other consumer products to benefit from consolidation and cost cutting related to a recent acquisition. However, rising raw material costs, which the company could not pass on to customers, overwhelmed the earnings gains and prevented the synergies from being fully realized.

      The Fund had a smaller-than-Russell Index position in industrials, which was disadvantageous as the sector continued to advance despite fears of an economic slowdown that affected other segments of the stock market. Selection among industrial stocks was also a modest detractor.

Q:    What changes did you make during the twelve-month period?

A: We increased the Fund's health care and information technology positions and slightly reduced the allocations to telecommunications and financials. Information technology underperformed through the period and we added selectively to companies where we believe prices are reflective of current fundamental risks. The story is similar for the health care sector.

      We consider telecommunication services, specifically wireless companies, to be a core theme for the Fund and we maintained a larger-than-Russell Index weighting in the sector. However, given some weakness in fundamentals, we slightly adjusted the Fund's position. We still see promising characteristics in the sector, including the secular growth trend, free cash flow and attractive valuations.

      Within financials, exposure to the weakening real estate market, the potential for a slowing economy, and unattractive valuations have led to a continued underweight in the sector. Therefore, we kept the Fund underweight in financials relative to the Russell Index. We do see some individual opportunities within the sector, including companies with less cyclical earnings. One example is large diversified financial companies, which have good growth stories, but have underperformed to the extent that their valuations appear exceptionally low.

--------------------------------------------------------------------------------

10 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:    How are you positioning the Fund for going forward?

A: The primary focus of the Fund remains finding good growth companies where we believe the valuation is reasonable. In general, we believe the Fund holds stocks that, as a group, are likely to grow earnings faster than the market. After an extremely strong period of earnings growth, we believe earnings growth is likely to decelerate, perhaps sharply, given several headwinds including operating margins that are likely near a peak and a consumer that will be negatively impacted by the housing slowdown. We believe this favors stable growth over cyclical growth and have the Fund positioned accordingly. This results in overweight positions compared to the Russell Index of healthcare, consumer staples and telecom services and underweight positions relative to the Russell Index of retail, energy, industrials and materials. We also believe it is a particularly attractive time for large cap stocks given the likely deceleration in earnings growth, extended period of small cap outperformance and attractive relative valuation of the company. We see more opportunities than is typical in many of the largest companies in the market and have actively increased the weighting of the Fund in many such companies where we like the competitive positioning, growth outlook and valuation.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Growth Fund Class A shares (from 8/1/96 to 7/31/06) as compared to the performance of two widely cited performance indices, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
Results at July 31, 2006

                                                                                           SINCE
                                           1 YEAR    3 YEARS    5 YEARS   10 YEARS      INCEPTION(3)
RIVERSOURCE GROWTH FUND
(INCLUDES SALES CHARGE)
----------------------------------------------------------------------------------------------------
Class A Cumulative value of                $9,518    $11,836     $9,095    $13,866       $426,298
----------------------------------------------------------------------------------------------------
        Average annual total return        -4.82%     +5.78%     -1.88%     +3.32%        +11.52%
----------------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)
----------------------------------------------------------------------------------------------------
        Cumulative value of $10,000        $9,924    $12,175     $9,684    $17,667            N/A
----------------------------------------------------------------------------------------------------
        Average annual total return        -0.76%     +6.78%     -0.64%     +5.86%            N/A
----------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX(2)
----------------------------------------------------------------------------------------------------
        Cumulative value of $10,000        $9,814    $12,073     $9,472    $16,592            N/A
----------------------------------------------------------------------------------------------------
        Average annual total return        -1.86%     +6.48%     -1.08%     +5.19%            N/A
----------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

12 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

      VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GROWTH FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

               RiverSource Growth                              Lipper Large-Cap
                  Fund Class A           Russell 1000(R)         Growth Funds
 Date       (includes sales charge)      Growth Index(1)           Index(2)

 1996                $9,425                  $10,000               $10,000
 1997               $14,797                  $15,185               $14,807
 1998               $15,732                  $18,210               $17,792
 1999               $18,955                  $22,588               $21,872
 2000               $24,833                  $28,095               $26,697
 2001               $14,368                  $18,245               $17,513
 2002               $10,127                  $13,000               $12,613
 2003               $11,042                  $14,513               $13,744
 2004               $11,497                  $15,748               $14,588
 2005               $13,731                  $17,802               $16,906
 2006               $13,866                  $17,667               $16,592

1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from March 1, 1972. The Fund began operating before the inception of the Russell 1000 Growth Index and Lipper peer group.


--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

JULY 31, 2006

(Percentages represent value of investments compared to net assets)

-------------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
-------------------------------------------------------------------------------------
ISSUER                                                SHARES               VALUE(a)
AEROSPACE & DEFENSE (1.3%)
Boeing                                                 249,541           $ 19,319,464
Honeywell Intl                                         433,383             16,771,922
Lockheed Martin                                         89,507              7,131,918
                                                                         ------------
Total                                                                      43,223,304
-------------------------------------------------------------------------------------

AIRLINES (0.1%)
UAL                                                    173,756(b,d)         4,541,982
-------------------------------------------------------------------------------------

BEVERAGES (2.3%)
Coca-Cola                                              423,768             18,857,676
PepsiCo                                                927,703             58,797,816
                                                                         ------------
Total                                                                      77,655,492
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (5.3%)
Amgen                                                  855,676(b)          59,674,844
Biogen Idec                                          1,263,054(b)          53,199,834
Genentech                                              675,812(b,d)        54,619,126
Gilead Sciences                                        152,214(b)           9,358,117
                                                                         ------------
Total                                                                     176,851,921
-------------------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
KKR Private Equity
 Investors LP Unit                                     288,011(b)           6,768,259
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (7.7%)
Alcatel                                              1,350,957(b,c)        15,236,857
Cisco Systems                                        6,145,565(b)         109,698,334
Lucent Technologies                                 18,979,960(b)          40,427,315
Motorola                                             2,930,960             66,708,650
Nortel Networks                                      9,145,144(b,c)        17,924,482
Sonus Networks                                       1,465,310(b)           6,564,589
                                                                         ------------
Total                                                                     256,560,227
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.0%)
Apple Computer                                          91,569(b)           6,223,029
Dell                                                 1,261,266(b)          27,344,248
EMC                                                    843,513(b)           8,561,657
Hewlett-Packard                                        788,328             25,155,546
                                                                         ------------
Total                                                                      67,284,480
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
ISSUER                                                  SHARES             VALUE(a)
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Bank of America                                        141,256           $  7,278,922
Citigroup                                              140,885              6,806,154
                                                                         ------------
Total                                                                      14,085,076
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
BellSouth                                              146,246              5,728,456
Embarq                                                 948,961(b)          42,940,486
NeuStar Cl A                                           103,492(b)           3,193,763
Windstream                                             975,170             12,218,875
                                                                         ------------
Total                                                                      64,081,580
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
Safeway                                                897,488             25,201,463
Wal-Mart Stores                                        245,322             10,916,829
                                                                         ------------
Total                                                                      36,118,292
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
General Mills                                          134,676              6,989,684
Kellogg                                                669,347             32,242,445
                                                                         ------------
Total                                                                      39,232,129
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.0%)
Boston Scientific                                    4,818,598(b)          81,964,352
Medtronic                                              400,459             20,231,189
                                                                         ------------
Total                                                                     102,195,541
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.2%)
Cardinal Health                                        656,915             44,013,305
UnitedHealth Group                                   1,357,443             64,926,499
                                                                         ------------
Total                                                                     108,939,804
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (3.7%)
Colgate-Palmolive                                      708,252             42,013,509
Procter & Gamble                                     1,198,085             67,332,376
Spectrum Brands                                      2,101,127(b,d)        14,224,630
                                                                         ------------
Total                                                                     123,570,515
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.8%)
General Electric                                     1,885,572             61,639,349
-------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

14 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
ISSUER                                                SHARES               VALUE(a)
INSURANCE (1.9%)
ACE                                                    360,351(c)        $ 18,568,887
American Intl Group                                    738,668             44,814,988
                                                                         ------------
Total                                                                      63,383,875
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (4.4%)
eBay                                                   330,874(b)           7,964,137
Google Cl A                                            335,347(b,f)       129,645,150
Yahoo!                                                 306,740(b)           8,324,924
                                                                         ------------
Total                                                                     145,934,211
-------------------------------------------------------------------------------------

IT SERVICES (0.3%)
First Data                                             284,759             11,632,405
-------------------------------------------------------------------------------------

MACHINERY (0.3%)
Deere & Co                                              40,851              2,964,557
Flowserve                                              159,110(b)           8,241,898
                                                                         ------------
Total                                                                      11,206,455
-------------------------------------------------------------------------------------

MEDIA (12.9%)
Cablevision
 Systems Cl A                                          689,050             15,331,363
Comcast Cl A                                         1,237,688(b,d)        42,551,713
Liberty Global Cl A                                  2,756,112(b)          60,221,047
Liberty Global Series C                                787,014(b)          16,668,957
News Corp Cl A                                       1,067,043             20,529,907
NTL                                                 10,694,281            244,364,321
Viacom Cl B                                            258,837(b)           9,020,469
Vivendi                                                632,519(c)          21,417,879
WorldSpace Cl A                                        419,274(b,d)         1,320,713
XM Satellite Radio
 Holdings Cl A                                         232,755(b)           2,699,958
                                                                         ------------
Total                                                                     434,126,327
-------------------------------------------------------------------------------------

METALS & MINING (1.3%)
Coeur d'Alene Mines                                  4,180,885(b)          19,984,630
Newmont Mining                                         448,091             22,955,702
                                                                         ------------
Total                                                                      42,940,332
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.7%)
Federated Department
 Stores                                                400,888             14,075,178
Target                                                 195,902              8,995,820
                                                                         ------------
Total                                                                      23,070,998
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
ISSUER                                                SHARES               VALUE(a)
OIL, GAS & CONSUMABLE FUELS (4.6%)
Aventine Renewable
 Energy Holdings                                         6,120(b)        $    181,152
Chevron                                                144,847              9,528,036
ConocoPhillips                                         139,108              9,548,373
Exxon Mobil                                          1,243,096             84,207,323
Kerr-McGee                                             712,252             50,000,090
Kinder Morgan
 Management LLC                                             --(b)                  14
                                                                         ------------
Total                                                                     153,464,988
-------------------------------------------------------------------------------------

PHARMACEUTICALS (10.1%)
AstraZeneca                                            412,763(c)          25,202,652
Bristol-Myers Squibb                                 2,022,088             48,469,449
Eli Lilly & Co                                         146,525              8,318,224
Johnson & Johnson                                      695,513             43,504,338
Merck & Co                                             668,908             26,936,925
Novartis ADR                                           167,811(c)           9,434,334
Pfizer                                               4,849,143            126,029,227
Roche Holding                                           80,668(c)          14,354,670
Schering-Plough                                        742,196             15,170,486
Teva Pharmaceutical
 Inds ADR                                              615,008(c)          20,344,465
                                                                         ------------
Total                                                                     337,764,770
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Freescale
 Semiconductor Cl A                                  1,359,161(b)          38,912,779
Freescale
 Semiconductor Cl B                                    304,402(b)           8,681,545
Integrated
 Device Technology                                   1,588,217(b)          24,569,717
Intel                                                  798,885             14,379,930
                                                                         ------------
Total                                                                      86,543,971
-------------------------------------------------------------------------------------

SOFTWARE (3.6%)
Adobe Systems                                          180,496(b)           5,145,941
Microsoft                                            3,416,168             82,090,517
Symantec                                             1,985,876(b)          34,494,666
                                                                         ------------
Total                                                                     121,731,124
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Countrywide Financial                                  333,239             11,939,953
-------------------------------------------------------------------------------------

TOBACCO (2.7%)
Altria Group                                           920,247             73,592,153
Imperial Tobacco
 Group ADR                                             268,384(c)          17,512,056
                                                                         ------------
Total                                                                      91,104,209
-------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 15

-------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE(a)

WIRELESS TELECOMMUNICATION SERVICES (16.3%)
ALLTEL                                               1,784,672         $   98,460,354
Hutchison
 Telecommunications
 Intl                                               14,147,310(b,c)        24,580,585
Orascom Telecom
 Holding GDR                                           748,715(c)          35,788,577
Partner
 Communications ADR                                    156,160(c)           1,449,165
Sprint Nextel                                       13,203,529            261,429,873
Vodafone Group                                      45,207,225(c)          98,159,281
Vodafone Group ADR                                     443,566(c)           9,616,500
Vodafone Group Cl B                                 51,665,401(c)          14,475,102
                                                                       --------------
Total                                                                     543,959,437
-------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,301,032,532)                                                 $3,261,551,006
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
OPTIONS PURCHASED (0.5%)
-------------------------------------------------------------------------------------
ISSUER                       CONTRACTS        EXERCISE     EXPIRATION      VALUE(a)
                                                PRICE         DATE
PUTS
Google Cl A                      1,677          $380       Dec. 2006     $  4,242,810
S&P 500 Index                   25,461           123       Dec. 2006        6,237,945
S&P 500 Index                   17,779           125       Dec. 2006        5,333,700
-------------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED
(Cost: $20,362,846)                                                      $ 15,814,455
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.3%)(e)
-------------------------------------------------------------------------------------
ISSUER                            EFFECTIVE           AMOUNT              VALUE(a)
                                    YIELD           PAYABLE AT
                                                     MATURITY
COMMERCIAL PAPER
Chesham Finance LLC
 08-01-06                           5.30%           $ 3,800,000        $    3,799,441
Deer Valley Funding LLC
 08-14-06                           5.32             30,000,000            29,938,050
Ebury Finance LLC
 08-07-06                           5.31             20,000,000            19,979,389
Fairway Finance
 08-21-06                           5.32              2,700,000(g)          2,691,652
Nieuw Amsterdam
 08-08-06                           5.30             21,700,000(g)         21,674,490
-------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $78,094,537)                                                    $   78,083,022
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,399,489,915)(h)                                              $3,355,448,483
=====================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

16 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2006, the value of foreign securities represented 10.3% of net assets.

(d) At July 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.4% of net assets. See Note 5 to the financial statements. 1.9% of net assets is the Fund's cash equivalent position.

(f) At July 31, 2006, securities valued at $97,229,900 were held to cover open call options written as follows (see Note 6 to the financial statements):

      ISSUER           CONTRACTS      EXERCISE      EXPIRATION        VALUE(a)
                                       PRICE           DATE
      --------------------------------------------------------------------------
      Google Cl A        2,515          $420         Dec. 2006       $5,055,150

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of these securities amounted to $24,366,142 or 0.7% of net assets.

(h) At July 31, 2006, the cost of securities for federal income tax purposes was $3,427,733,857 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 161,569,355
      Unrealized depreciation                                      (233,854,729)
      -------------------------------------------------------------------------
      Net unrealized depreciation                                 $ (72,285,374)
      -------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2006

ASSETS
Investments in securities, at value (Note 1)*
  (identified cost $3,399,489,915)                                                     $3,355,448,483
Foreign currency holdings (identified cost $19,430) (Note 1)                                   19,548
Capital shares receivable                                                                     436,036
Dividends and accrued interest receivable                                                   6,695,752
Receivable for investment securities sold                                                  57,826,520
-----------------------------------------------------------------------------------------------------
Total assets                                                                            3,420,426,339
-----------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                             112,189
Capital shares payable                                                                        141,186
Payable for investment securities purchased                                                46,555,970
Payable upon return of securities loaned (Note 5)                                          14,835,000
Accrued investment management services fee                                                    158,260
Accrued distribution fee                                                                       88,576
Accrued service fee                                                                             2,206
Accrued transfer agency fee                                                                    24,778
Accrued administrative services fee                                                            14,201
Other accrued expenses                                                                        406,709
Options contracts written, at value (premiums received $5,531,700) (Note 6)                 5,055,150
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          67,394,225
-----------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                     $3,353,032,114
=====================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                               $    1,184,563
Additional paid-in capital                                                              3,933,352,194
Undistributed net investment income                                                        21,642,770
Accumulated net realized gain (loss) (Note 8)                                            (559,606,585)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                      (43,540,828)
-----------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock               $3,353,032,114
=====================================================================================================
Net assets applicable to outstanding shares:            Class A                        $2,350,963,254
                                                        Class B                        $  462,284,256
                                                        Class C                        $   18,728,947
                                                        Class I                        $  255,882,653
                                                        Class Y                        $  265,173,004
Net asset value per share of outstanding capital stock: Class A shares   82,166,864    $        28.61
                                                        Class B shares   17,737,114    $        26.06
                                                        Class C shares      718,480    $        26.07
                                                        Class I shares    8,730,515    $        29.31
                                                        Class Y shares    9,103,369    $        29.13
-----------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                       $   13,620,350
-----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

18 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

                                                   PERIOD FROM            PERIOD FROM             TOTAL
                                                 AUG. 1, 2005 TO        DEC. 6, 2005 TO       AUG. 1, 2005 TO
                                               DEC. 5, 2005 (NOTE 1)     JULY 31, 2006         JULY 31, 2006
INVESTMENT INCOME
Income:
Dividends                                          $  14,193,685         $  43,961,760         $  58,155,445
Interest                                               1,247,678             4,525,832             5,773,510
Fee income from securities lending (Note 5)               63,368               276,959               340,327
  Less foreign taxes withheld                           (197,993)           (1,087,574)           (1,285,567)
------------------------------------------------------------------------------------------------------------
Total income                                          15,306,738            47,676,977            62,983,715
------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
  Investment management services fee                   6,845,457            13,076,622            19,922,079
Distribution fee
  Class A                                              1,921,807             3,930,351             5,852,158
  Class B                                              1,879,387             3,695,019             5,574,406
  Class C                                                 56,959               124,255               181,214
Transfer agency fee                                    2,065,763             3,859,453             5,925,216
Incremental transfer agency fee
  Class A                                                149,860               287,112               436,972
  Class B                                                 88,975               163,582               252,557
  Class C                                                  2,333                 4,826                 7,159
Service fee -- Class Y                                   101,751               187,536               289,287
Administrative services fees and expenses                552,037             1,239,510             1,791,547
Custodian fees                                           103,625               190,549               294,174
Compensation of board members                              6,232                12,464                18,696
Printing and postage                                     215,775               580,400               796,175
Registration fees                                         50,115               112,300               162,415
Audit fees                                                23,925                16,075                40,000
Other                                                     63,721                49,914               113,635
------------------------------------------------------------------------------------------------------------
Total expenses                                        14,127,722            27,529,968            41,657,690
  Earnings and bank fee credits on cash balances         (44,884)             (165,452)             (210,336)
------------------------------------------------------------------------------------------------------------
Total net expenses                                    14,082,838            27,364,516            41,447,354
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                        1,223,900            20,312,461            21,536,361
------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                     124,446,635           247,052,576           371,499,211
  Foreign currency transactions                          (24,009)             (153,629)             (177,638)
  Options contracts written (Note 6)                          --             6,887,300             6,887,300
  Reimbursement from affiliate (Note 2)                       --               283,994               283,994
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments              124,422,626           254,070,241           378,492,867
  and on translation of assets and
  liabilities in foreign currencies                  (71,020,375)         (298,555,385)         (369,575,760)
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                        53,402,251           (44,485,144)            8,917,107
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        $  54,626,151         $ (24,172,683)        $  30,453,468
============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 19

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                                         2006               2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                        $   21,536,361    $    1,207,349
Net realized gain (loss) on investments                                   378,492,867       289,309,123
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies     (369,575,760)      243,570,687
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            30,453,468       534,087,159
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
     Class A                                                                 (766,414)               --
     Class I                                                                 (240,149)               --
     Class Y                                                                 (164,443)               --
-------------------------------------------------------------------------------------------------------
Total distributions                                                        (1,171,006)               --
-------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                 723,627,727       245,400,269
  Class B shares                                                          155,729,842        84,469,961
  Class C shares                                                            8,410,448         4,411,692
  Class I shares                                                          109,795,697       115,544,634
  Class Y shares                                                           54,128,249        47,375,409
Reinvestment of distributions at net asset value
  Class A shares                                                              748,320                --
  Class I shares                                                              240,142                --
  Class Y shares                                                              164,443                --
Payments for redemptions
  Class A shares                                                         (500,308,297)     (623,373,452)
  Class B shares (Note 2)                                                (269,341,808)     (200,303,603)
  Class C shares (Note 2)                                                  (4,706,122)       (4,584,216)
  Class I shares                                                           (3,449,675)       (1,248,614)
  Class Y shares                                                          (96,349,570)     (152,214,350)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         178,689,396      (484,522,270)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   207,971,858        49,564,889
Net assets at beginning of year                                         3,145,060,256     3,095,495,367
-------------------------------------------------------------------------------------------------------
Net assets at end of year                                              $3,353,032,114    $3,145,060,256
=======================================================================================================
Undistributed net investment income                                    $   21,642,770    $    1,171,059
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------

20 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. (formerly AXP Growth Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July, 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 7.63% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Dec. 6, 2005, the Fund invested all of its assets in Growth Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

--------------------------------------------------------------------------------

                                RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 21

Effective at the close of business on Dec. 5, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Aug. 1, 2005 to Dec. 5, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

---------------------------------------------------------------------------------
Dividends                                                            $14,193,685
---------------------------------------------------------------------------------
Interest Income                                                       $1,247,678
---------------------------------------------------------------------------------
Fee income from securities lending                                       $63,368
---------------------------------------------------------------------------------
Foreign taxes withheld                                                 $(197,993)
---------------------------------------------------------------------------------
Investment management services fee                                    $6,845,457
---------------------------------------------------------------------------------
Custodian fees                                                          $103,173
---------------------------------------------------------------------------------
Audit fees                                                               $12,025
---------------------------------------------------------------------------------
Other                                                                    $46,334
---------------------------------------------------------------------------------
Earnings credits on cash balances                                          $(714)
---------------------------------------------------------------------------------

All realized and unrealized gains (losses) presented for the period from Aug. 1, 2005 to Dec. 5, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more

--------------------------------------------------------------------------------

22 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 23 losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At July 31, 2006, foreign currency holdings were entirely comprised of European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $106,356 and accumulated net realized loss has been increased by $106,704 resulting in a net reclassification adjustment to increase paid-in capital by $348.

--------------------------------------------------------------------------------

24 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                              2006     2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
       Ordinary income ...................................     $766,414      $--
       Long-term capital gain ............................           --       --

CLASS B
Distributions paid from:
       Ordinary income ...................................           --       --
       Long-term capital gain ............................           --       --

CLASS C
Distributions paid from:
       Ordinary income ...................................           --       --
       Long-term capital gain ............................           --       --

CLASS I
Distributions paid from:
       Ordinary income ...................................      240,149       --
       Long-term capital gain ............................           --       --

CLASS Y
Distributions paid from:
       Ordinary income ...................................      164,443       --
       Long-term capital gain ............................           --       --

At July 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ...........................         $  21,642,770
Accumulated long-term gain (loss) .......................         $(535,377,023)
Unrealized appreciation (depreciation) ..................         $ (67,770,390)

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 25

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Effective Dec. 6, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Growth Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Dec. 6, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.60% to 0.48% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Aug. 1, 2005 to Dec. 5, 2005, the adjustment increased the fee by $432,349 and for the period from Dec. 6, 2005 to July 31, 2006, the adjustment increased the fee by $135,722.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other

--------------------------------------------------------------------------------

26 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o Class A $19.50

o Class B $20.50

o Class C $20.00

o Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,919,352 for Class A, $631,265 for Class B and $3,105 for Class C for the year ended July 31, 2006.

During the period from Aug. 1, 2005 to Dec. 5, 2005, the Fund's custodian and transfer agency fees were reduced by $44,884 as a result of earnings and bank fee credits from overnight cash balances. During the period from Dec. 6, 2005 to July 31, 2006, the Fund's custodian and transfer agency fees were reduced by $165,452 as a result of earnings and bank fee credits from overnight cash balances.

In addition, the Fund received a one time reimbursement of $283,994 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 27

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,543,392,466 and $1,352,146,154, respectively, for the period from Aug. 1, 2005 to Dec. 5, 2005 and $3,111,480,078 and
$2,980,514,147, respectively, for the period from Dec. 6, 2005 to July 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED JULY 31, 2006
                            CLASS A        CLASS B         CLASS C        CLASS I        CLASS Y
--------------------------------------------------------------------------------------------------
Sold                       25,321,178      5,918,299        320,095      3,763,917      1,827,502
Issued for reinvested
 distributions                 25,727             --             --          8,083          5,559
Redeemed                  (17,311,509)   (10,403,829)      (178,061)      (113,992)    (3,287,393)
--------------------------------------------------------------------------------------------------
Net increase (decrease)     8,035,396     (4,485,530)       142,034      3,658,008     (1,454,332)
--------------------------------------------------------------------------------------------------

                                                 YEAR ENDED JULY 31, 2005
                            CLASS A         CLASS B         CLASS C       CLASS I        CLASS Y
--------------------------------------------------------------------------------------------------
Sold                        9,267,227      3,475,136        181,331      4,366,146      1,841,710
Issued for reinvested
 distributions                     --             --             --             --             --
Redeemed                  (24,353,716)    (8,484,021)      (194,446)       (44,571)    (5,823,100)
--------------------------------------------------------------------------------------------------
Net increase (decrease)   (15,086,489)    (5,008,885)       (13,115)     4,321,575     (3,981,390)
--------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At July 31, 2006, securities valued at $13,620,350 were on loan to brokers. For collateral, the Fund received $14,835,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $340,327 for year ended July 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                   YEAR ENDED JULY 31, 2006
                                                             CALLS
--------------------------------------------------------------------------------
                                                 CONTRACTS            PREMIUMS
--------------------------------------------------------------------------------
Balance July 31, 2005                                 --           $         --
Opened                                             4,827             12,746,749
Closed                                            (2,312)            (7,215,049)
--------------------------------------------------------------------------------
Balance July 31, 2006                              2,515           $  5,531,700
--------------------------------------------------------------------------------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------

28 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended July 31, 2006.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $535,377,023 at July 31, 2006, that if not offset by capital gains will expire as follows:

                       2010                         2011
--------------------------------------------------------------------------------
                   $166,602,696                 $368,774,327
--------------------------------------------------------------------------------

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 29

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

--------------------------------------------------------------------------------

30 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

--------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------
Fiscal period ended July 31,                 2006       2005      2004      2003      2002
Net asset value, beginning of period       $28.34     $23.73    $22.80    $20.88    $29.68
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .18        .04       .02        --      (.04)
Net gains (losses) (both realized
and unrealized)                               .10       4.57       .91      1.92     (8.74)
--------------------------------------------------------------------------------------------
Total from investment operations              .28       4.61       .93      1.92     (8.78)
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.01)        --        --        --        --
Distributions from realized gains              --         --        --        --      (.02)
--------------------------------------------------------------------------------------------
Total distributions                          (.01)        --        --        --      (.02)
--------------------------------------------------------------------------------------------
Net asset value, end of period             $28.61     $28.34    $23.73    $22.80    $20.88
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (in millions)    $2,351     $2,101    $2,117    $2,263    $2,213
--------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                          1.14%      1.19%     1.03%     1.21%      .99%
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                   .72%       .16%      .07%       --%     (.15%)
--------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             134%       136%      171%      205%      225%
--------------------------------------------------------------------------------------------
Total return(c)                               .98%     19.43%     4.08%     9.20%   (29.59%)
--------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 31

CLASS B

----------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------
Fiscal period ended July 31,                2006       2005       2004       2003       2002
Net asset value, beginning of period      $26.01     $21.95     $21.25     $19.61     $28.11
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (.05)      (.16)      (.16)      (.17)      (.25)
Net gains (losses) (both realized
and unrealized)                              .10       4.22        .86       1.81      (8.23)
----------------------------------------------------------------------------------------------
Total from investment operations             .05       4.06        .70       1.64      (8.48)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains             --         --         --         --       (.02)
----------------------------------------------------------------------------------------------
Net asset value, end of period            $26.06     $26.01     $21.95     $21.25     $19.61
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $  462     $  578     $  598     $  775     $  845
----------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                         1.91%      1.97%      1.81%      1.99%      1.77%
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                 (.06%)     (.62%)     (.71%)     (.77%)     (.93%)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)            134%       136%       171%       205%       225%
----------------------------------------------------------------------------------------------
Total return(c)                              .19%     18.50%      3.29%      8.36%    (30.18%)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

32 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

CLASS C

----------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------
Fiscal period ended July 31,                2006       2005       2004       2003       2002
Net asset value, beginning of period      $26.01     $21.95     $21.25     $19.62     $28.12
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (.04)      (.16)      (.16)      (.17)      (.21)
Net gains (losses) (both realized
and unrealized)                              .10       4.22        .86       1.80      (8.27)
----------------------------------------------------------------------------------------------
Total from investment operations             .06       4.06        .70       1.63      (8.48)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains             --         --         --         --       (.02)
----------------------------------------------------------------------------------------------
Net asset value, end of period            $26.07     $26.01     $21.95     $21.25     $19.62
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $   19     $   15     $   13     $   12     $    7
----------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                         1.91%      1.97%      1.81%      2.01%      1.80%
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                 (.03%)     (.62%)     (.71%)     (.81%)     (.96%)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)            134%       136%       171%       205%       225%
----------------------------------------------------------------------------------------------
Total return(c)                              .23%     18.50%      3.29%      8.31%    (30.17%)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 33

CLASS I

--------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------
Fiscal period ended July 31,                      2006       2005      2004(b)
Net asset value, beginning of period            $28.93     $24.10    $25.61
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .32        .12       .09
Net gains (losses) (both realized
and unrealized)                                    .10       4.71     (1.60)
--------------------------------------------------------------------------------
Total from investment operations                   .42       4.83     (1.51)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income              (.04)        --        --
--------------------------------------------------------------------------------
Net asset value, end of period                  $29.31     $28.93    $24.10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)         $  256     $  147    $   18
--------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                                .68%       .75%      .57%(d)
--------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                       1.22%       .55%      .43%(d)
--------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                  134%       136%      171%
--------------------------------------------------------------------------------
Total return(e)                                   1.44%     20.04%    (5.90%)(f)
--------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

--------------------------------------------------------------------------------

34 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

CLASS Y

-------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------
Fiscal period ended July 31,                2006       2005      2004      2003      2002
Net asset value, beginning of period      $28.81     $24.07    $23.09    $21.11    $29.96
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .24        .09       .07       .04        --
Net gains (losses) (both realized
and unrealized)                              .10       4.65       .91      1.94     (8.83)
-------------------------------------------------------------------------------------------
Total from investment operations             .34       4.74       .98      1.98     (8.83)
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.02)        --        --        --        --
Distributions from realized gains             --         --        --        --      (.02)
-------------------------------------------------------------------------------------------
Total distributions                         (.02)        --        --        --      (.02)
-------------------------------------------------------------------------------------------
Net asset value, end of period            $29.13     $28.81    $24.07    $23.09    $21.11
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $  265     $  304    $  350    $  398    $  481
-------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                          .95%      1.02%      .86%     1.03%      .82%
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                  .89%       .34%      .25%      .18%      .02%
-------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)            134%       136%      171%      205%      225%
-------------------------------------------------------------------------------------------
Total return(c)                             1.17%     19.69%     4.24%     9.38%   (29.48%)
-------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE LARGE CAP SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource Growth Fund (a series of RiverSource Large Cap Series, Inc.) as of July 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2006, and the financial highlights for each of the years in the five-year period ended July 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedure included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Growth Fund as of July 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota
September 20, 2006

--------------------------------------------------------------------------------

36 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2006

CLASS A
INCOME DISTRIBUTION -- taxable as dividend income:

   Qualified Dividend Income for individuals ............................        100%
   Dividends Received Deduction for corporations ........................        100%

PAYABLE DATE                                                                PER SHARE
Dec. 21, 2005  ..........................................................    $0.00928


CLASS I
INCOME DISTRIBUTION -- taxable as dividend income:

   Qualified Dividend Income for individuals ............................        100%
   Dividends Received Deduction for corporations ........................        100%

PAYABLE DATE                                                                PER SHARE
Dec. 21, 2005  ..........................................................    $0.03842


CLASS Y
Income distribution -- taxable as dividend income:

   Qualified Dividend Income for individuals ............................        100%
   Dividends Received Deduction for corporations ........................        100%

PAYABLE DATE                                                                PER SHARE
Dec. 21, 2005  ..........................................................    $0.01653

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 37

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------

38 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

                                  BEGINNING          ENDING         EXPENSES
                                ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING       ANNUALIZED
                                 FEB. 1, 2006    JULY 31, 2006    THE PERIOD(a)    EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------
  Actual(b)                          $1,000          $973.80          $5.48             1.12%
---------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,019.24          $5.61             1.12%
---------------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------------
  Actual(b)                          $1,000          $969.80          $9.28             1.90%
---------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,015.37          $9.49             1.90%
---------------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------------
  Actual(b)                          $1,000          $970.20          $9.23             1.89%
---------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,015.42          $9.44             1.89%
---------------------------------------------------------------------------------------------------
Class I
---------------------------------------------------------------------------------------------------
  Actual(b)                          $1,000          $976.00          $3.33              .68%
---------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,021.42          $3.41              .68%
---------------------------------------------------------------------------------------------------
Class Y
---------------------------------------------------------------------------------------------------
  Actual(b)                          $1,000          $974.60          $4.60              .94%
---------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.13          $4.71              .94%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended July 31, 2006:
      -2.62% for Class A, -3.02% for Class B, -2.98% for Class C, -2.40% for Class I and -2.54% for Class Y.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 39

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND             PRINCIPAL OCCUPATION                    OTHER
AGE                                  LENGTH OF SERVICE         DURING PAST FIVE YEARS                  DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                       Board member              Chief Justice, Minnesota Supreme
901 S. Marquette Ave.                since 2006                Court, 1998-2005
Minneapolis, MN 55402
Age 52
------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                      Board member              Chair, Board Services Corporation
901 S. Marquette Ave.                since 1999                (provides administrative services
Minneapolis, MN 55402                                          to boards); former Governor
Age 71                                                         of Minnesota
------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                    Board member              Trustee Professor of Economics and
901 S. Marquette Ave.                since 2004                Management, Bentley College;
Minneapolis, MN 55402                                          former Dean, McCallum Graduate
Age 55                                                         School of Business, Bentley College
------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                        Board member              Attorney and Consultant
901 S. Marquette Ave.                since 1985
Minneapolis, MN 55402
Age 71
------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                      Board member              Former Managing Director,               American Progressive
901 S. Marquette Ave.                since 2005                Shikiar Asset Management                Insurance
Minneapolis, MN 55402
Age 70
------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                Board member              President Emeritus and                  Valmont Industries, Inc.
901 S. Marquette Ave.                since 2002                Professor of Economics,                 (manufactures irrigation
Minneapolis, MN 55402                                          Carleton College                        systems)
Age 67
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

40 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT


NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND              PRINCIPAL OCCUPATION                    OTHER
AGE                                  LENGTH OF SERVICE          DURING PAST FIVE YEARS                  DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia               Board member               Director, Enterprise Asset              Strategic Distribution,
901 S. Marquette Ave.                since 2004                 Management, Inc. (private real          Inc. (transportation,
Minneapolis, MN 55402                                           estate and asset management             distribution and logistics
Age 54                                                          company)                                consultants)
----------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                       Board member               President and Chief Executive
901 S. Marquette Ave.                since 2006                 Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                           Insurance Company, Inc. since 1999
Age 53
----------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                 Board member               Chief Executive Officer, RiboNovix,     Hybridon, Inc.
901 S. Marquette Ave.                since 2002                 Inc. since 2003 (biotechnology);        (biotechnology);
Minneapolis, MN 55402                                           former President, Forester Biotech      American Healthways,
Age 62                                                                                                  Inc. (health management
                                                                                                        programs)
----------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                                POSITION HELD
ADDRESS,                             WITH FUND AND              PRINCIPAL OCCUPATION                    OTHER
AGE                                  LENGTH OF SERVICE          DURING PAST FIVE YEARS                  DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------------
William F. Truscott**                Board member               President, Ameriprise Certificate
53600 Ameriprise                     since 2001,                Company since 2006; President -
Financial Center                     Vice President             U.S. Asset Management and Chief
Minneapolis, MN 55474                since 2002,                Investment Officer, Ameriprise
Age 46                               Acting President           Financial, Inc. and President,
                                     since 2006                 Chairman of the Board and Chief
                                                                Investment Officer, RiverSource
                                                                Investments, LLC since 2005; Senior
                                                                Vice President - Chief Investment
                                                                Officer, Ameriprise Financial, Inc. and
                                                                Chairman of the Board and Chief
                                                                Investment Officer, RiverSource
                                                                Investments, LLC, 2001-2005
----------------------------------------------------------------------------------------------------------------------------------

 * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 41

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President and Acting President, the Fund's other officers are:

FUND OFFICERS

NAME,                        POSITION HELD
ADDRESS,                     WITH FUND AND              PRINCIPAL OCCUPATION
AGE                          LENGTH OF SERVICE          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox               Treasurer                  Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise               since 2002                 Inc., since 2002; Vice President - Finance, American Express
Financial Center                                        Company, 2000-2002
Minneapolis, MN 55474
Age 51
--------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley           Vice President             Executive Vice President - Equity and Fixed Income,
172 Ameriprise               since 2004                 Ameriprise Financial, Inc. and RiverSource Investments, LLC
Financial Center                                        since 2006; Vice President - Investments, Ameriprise
Minneapolis, MN 55474                                   Certificate Company since 2003; Senior Vice President - Fixed
Age 42                                                  Income, Ameriprise Financial, Inc., 2002-2006 and
                                                        RiverSource Investments, LLC, 2004-2006; Managing Director,
                                                        Zurich Global Assets, 2001-2002
--------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                Vice President,            President of Board Services Corporation
901 S. Marquette Ave.        General Counsel,
Minneapolis, MN 55402        and Secretary
Age 68                       since 1978
--------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden*            Acting Chief               Chief Compliance Officer, Ameriprise Certificate Company since
1875 Ameriprise              Compliance Officer         2006; Vice President - Asset Management Compliance,
Financial Center             since 2006                 RiverSource Investments, LLC since 2006; Chief Compliance
Minneapolis, MN 55474                                   Officer - Mason Street Advisors, LLC, 2002-2006
Age 41

--------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu               Anti-Money                 Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise              Laundering Officer         Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center             since 2004                 Laundering, Ameriprise Financial, Inc., 2003-2004;
Minneapolis, MN 55474                                   Compliance Director and Bank Secrecy Act Officer,
Age 42                                                  American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

42 RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2006 ANNUAL REPORT 43

RIVERSOURCE(SM) GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource(SM) mutual
                        funds are distributed by RiverSource Distributors, Inc.
RIVERSOURCE [LOGO](SM)  and Ameriprise Financial Services, Inc., Members NASD,
      INVESTMENTS       and managed by RiverSource Investments, LLC. These
                        companies are part of Ameriprise Financial, Inc.

                                                                S-6455 AA (9/06)

   Annual Report
                                                       RIVERSOURCE [LOGO] (SM)
                                                             INVESTMENTS


  RIVERSOURCE(SM)
  LARGE CAP EQUITY FUND

----------------------------------------------------------------------------

  ANNUAL REPORT FOR
  THE PERIOD ENDED
  JULY 31, 2006

> RIVERSOURCE LARGE CAP EQUITY
  FUND SEEKS TO PROVIDE
  SHAREHOLDERS WITH LONG-TERM
  GROWTH OF CAPITAL.

----------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot .........................................................      3

Performance Summary ...................................................      5

Questions & Answers
   with Portfolio Management ..........................................      7

The Fund's Long-term Performance ......................................     12

Investments in Securities .............................................     14

Financial Statements ..................................................     23

Notes to Financial Statements .........................................     27

Report of Independent Registered
   Public Accounting Firm .............................................     44

Federal Income Tax Information ........................................     45

Fund Expenses Example .................................................     46

Board Members and Officers ............................................     48

Approval of Investment Management
   Services Agreement .................................................     51

Proxy Voting ..........................................................     52


     [LOGO]
  DALBAR RATED
      2006
FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
FUND OVERVIEW
------------------------------------------------------------------------------

RiverSource Large Cap Equity Fund offers a combination of growth and value within a single portfolio. The Fund strives to deliver consistent and potentially above-average returns compared to the market in a variety of economic conditions. The stock selection process is research-driven, leveraging the talents of an experienced team of analysts. The portfolio management team then selects the securities and determines the allocation within the growth and value styles. The Fund is also broadly diversified across all sectors.

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets
Other(1)                               23.2%
Energy                                  9.1%
Telecommunication Services              9.5%
Financials                             18.1%        [PIE CHART]
Information Technology                 14.9%
Health Care                            14.1%
Consumer Discretionary                 11.1%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1) Includes Consumer Staples 8.9%, Industrials 7.4%, Utilities 2.5%, Materials 2.2% and Short-Term Securities(2) 2.2%.

(2) Of the 2.2%, 0.5% is due to security lending activity and 1.7% is the Fund's cash equivalent position.

------------------------------------------------------------------------------
TOP TEN HOLDINGS
------------------------------------------------------------------------------

Percentage of portfolio assets
Sprint Nextel                                               3.5%
Exxon Mobil                                                 3.4
NTL                                                         2.7
Pfizer                                                      2.7
General Electric                                            2.4
Bank of America                                             2.3
American Intl Group                                         2.0
Altria Group                                                1.9
Citigroup                                                   1.8
Microsoft                                                   1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT JULY 31, 2006

--------------------------------------------------------------------------------
STYLE MATRIX
--------------------------------------------------------------------------------

[Chart] Shading within the style matrix indicates areas in which the Fund generally invests.

          STYLE
VALUE     BLEND    GROWTH
            X            LARGE
                         MEDIUM  SIZE
                         SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products involve risks including possible loss of principal and fluctuation in value.

------------------------------------------------------------------------------
PORTFOLIO MANAGERS
------------------------------------------------------------------------------

                                                   YEARS IN INDUSTRY
Robert Ewing, CFA                                         18
Nick Thakore                                              13

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

                             TICKER SYMBOL          INCEPTION DATE
Class A                          ALEAX                  3/28/02
Class B                          ALEBX                  3/28/02
Class C                          ARQCX                  3/28/02
Class I                          ALRIX                   3/4/04
Class Y                          ALEYX                  3/28/02

Total net assets                                 $7.839 billion

Number of holdings                                          422


------------------------------------------------------------------------------

4 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

PERFORMANCE SUMMARY


                            PERFORMANCE COMPARISON
                       For the year ended July 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


+3.51%   RiverSource Large Cap Equity Fund Class A (excluding sales charge)

+5.23%   Russell 1000(R) Index (unmanaged)

+5.38%   S&P 500 Index

+5.00%   Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses
(excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 5

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------

                           CLASS A              CLASS B                CLASS C         CLASS I    CLASS Y
(INCEPTION DATES)         (3/28/02)            (3/28/02)              (3/28/02)        (3/4/04)  (3/28/02)
                                                        AFTER                 AFTER
                      NAV(1)     POP(2)    NAV(1)     CDSC(3)     NAV(1)    CDSC(4)     NAV(5)     NAV(5)
AT JULY 31, 2006
-------------------------------------------------------------------------------------------------------------
1 year                +3.51%     -2.44%    +2.72%      -2.28%     +2.71%     +1.71%     +4.06%     +4.03%
-------------------------------------------------------------------------------------------------------------
3 years               +8.14%     +6.03%    +7.34%      +6.17%     +7.33%     +7.33%       N/A      +8.43%
-------------------------------------------------------------------------------------------------------------
Since inception       +3.21%     +1.81%    +2.39%      +1.97%     +2.44%     +2.44%     +5.03%     +3.45%
-------------------------------------------------------------------------------------------------------------


AT JUNE 30, 2006
-------------------------------------------------------------------------------------------------------------
1 year                +5.55%     -0.51%     +4.58%     -0.42%     +4.57%     +3.57%     +5.90%     +5.49%
-------------------------------------------------------------------------------------------------------------
3 years               +7.88%     +5.77%     +6.99%     +5.81%     +6.98%     +6.98%       N/A      +7.96%
-------------------------------------------------------------------------------------------------------------
Since inception       +3.09%     +1.67%     +2.26%     +1.82%     +2.30%     +2.30%     +4.81%     +3.25%
-------------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


------------------------------------------------------------------------------

6 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Large Cap Equity Fund's Class A shares advanced 3.51%, excluding sales charge, for the 12 months ended July 31, 2006. The Fund underperformed its benchmarks, the Russell 1000(R) Index (Russell Index) and the Standard & Poor's 500 Index (S&P 500 Index), which increased 5.23% and 5.38%, respectively. The Fund's peer group, the Lipper Large-Cap Core Funds Index, gained 5.00% during the same time frame. On March 10, 2006, the assets of RiverSource New Dimensions Fund were merged into RiverSource Large Cap Equity Fund. This reorganization was completed after shareholders of RiverSource New Dimensions Fund approved the merger plan on Feb. 15, 2006.

Q:    What factors most significantly affected performance for the period?

A: The stock market advanced strongly during the first six months of the fiscal year, but in the latter months of the period U.S. stocks weakened amid concerns about rising interest rates, high energy prices, inflationary pressures and global conflicts. In the large-cap equity universe, value stocks continued to outperform growth stocks. With its multi-style strategy, the Fund held both value and growth stocks and though its value exposure supported absolute results, the Fund did not keep pace with the gains of its benchmark index or peers.

      Compared to the Russell Index, information technology and health care were the two strongest sectors for the Fund. Conversely, telecommunication services, financials and consumer staples were the weakest sectors on a relative basis.

------------------------------------------------------------------------------
      IN THE LARGE-CAP EQUITY UNIVERSE, VALUE STOCKS CONTINUED TO OUTPERFORM GROWTH STOCKS.
------------------------------------------------------------------------------

      In information technology, a below-Russell Index allocation was advantageous as technology stocks struggled throughout the period. Strong stock selection was also a meaningful positive factor and four of the five largest individual contributors to relative return were technology stocks. Within information technology, we have focused on companies with solid growth stories and good stock valuations and have emphasized a few key themes. As part of an ongoing concentration on wireless communications, cell phone manufacturer holdings such as Nokia, were a solid contributor to relative return. The stock advanced as sales of handset units and the average selling price were higher than expected.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

      Another theme within information technology was internet companies achieving market share gains, and Google was a key contributor among this group. A third theme is growing interest in solar energy, which has caused demand to outpace the supply of polysilicon used in semiconductors for solar panels. This imbalance has fueled the strong performance of MEMC Electronic Materials, also a contributor to performance. Finally, our effort to avoid companies with deteriorating fundamentals led us to a smaller-than-Russell Index weighting in Intel, which suffered from weaker demand for personal computers and competitive pressures on PC prices.

      Within the health care sector, both stock selection and a larger-than-Russell Index position added to the Fund's return. Our dominant theme in this sector was companies where consolidation, acquisitions or cost reductions can sustain earnings growth even if the economy slows. Within this theme, Pfizer added to the Fund's return. Pfizer, and the pharmaceuticals group in general, had a mild turnaround during the period as their fundamentals matched investors' lowered expectations. The Fund also had exposure to some underperforming health care stocks including Boston Scientific. The medical device maker was negatively affected by potential changes in government reimbursements for cardiac devices and by additional recalls for products acquired through its previous merger with Guidant.

      We remained overweight relative to the Russell Index in telecommunication services, mainly wireless services, because we believe they offer a unique combination of a powerful secular trend, high free cash flow yields and a high growth rate. Having a larger-than-Russell Index position in telecommunication services was effective, but was more than offset by the underperformance of the Fund's telecommunication services holdings. Sprint Nextel was a meaningful


------------------------------------------------------------------------------

8 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      detractor as the company experienced deteriorating fundamentals, specifically fewer new subscribers and less revenue per subscriber. However, in line with our theme of focusing on companies that can benefit from consolidation, our conviction about the stock is supported by our analysis of the potential synergies of Sprint's merger with Nextel, which are still not fully realized. The company's valuation remains attractive to us and we will continue to weigh the fundamentals against growth potential. Also in keeping with this theme, the Fund owned shares of Lucent Technologies, a telecommunications equipment vendor scheduled to merge with Alcatel later this year. In an industry with such high fixed costs, the synergies of this merger have the potential to drive earnings higher. Although some of the Fund's telecommunications holdings have lagged, we maintain our confidence in the secular growth potential for wireless companies.

      Stock selection and a smaller-than-Russell Index position in financials hurt performance as investors began to believe the Federal Reserve was nearing an end to its interest rate increases. We continue to see risk in this sector because of its exposure to real estate and its vulnerability to a slowing economy. However, we believe the Fund's financial holdings have attractive valuations and generally have less risk of deteriorating fundamentals resulting from slower economic activity.

      The Fund's allocation to consumer staples was in line with that of the Russell Index, but stock selection was a significant detractor, primarily due to the underperformance of Spectrum Brands. We expected this maker of batteries, fertilizers and other consumer products to benefit from consolidation and cost cutting related to a recent acquisition. However, rising raw material costs, which the company could not pass on to customers, overwhelmed the potential earnings gains and prevented the synergies from being fully realized.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 9

Q: What changes did you make to the portfolio and how is it currently positioned?

A: Over the course of the past year, we added to the Fund's health care and technology positions, while reducing the allocations to telecommunication services and financials. Technology underperformed through the period and we have added selectively to companies where we believe price levels are reflective of current fundamental risks. The story is similar for the health care sector.

      Wireless services within telecommunications remains a core theme for the Fund. Because we still see promising characteristics in the sector, including the secular growth trend, strong free cash flow and attractive valuations, we maintained a larger-than-Russell Index weighting. But, we saw some deterioration in fundamentals and made some minor adjustments, which slightly reduced the total portfolio position.

      Within financials exposure to the weakening real estate market, the potential for a slowing economy, and unattractive valuations, have led to a continued underweight in the sector. Therefore, we kept the Fund underweight in financials relative to the Russell Index. We do see some individual opportunities within the sector, particularly companies with less cyclical earnings. These include large diversified financial companies, which have good growth stories, but have underperformed to the extent that their valuations appear exceptionally low.

Q:    How do you plan to manage the Fund in coming months?

A: From an economic standpoint, we thought pressures from energy costs and a softening housing market would have begun to slow economic growth before now. Though we were early in our anticipation of an economic slowdown, we believe the U.S. economy is now at a pivotal point where lower housing prices are preventing many consumers from drawing on their home equity to finance spending. We are likely to see effects from this over the next few years and it could offset some income and job growth we have seen over the course of this economic cycle.


--------------------------------------------------------------------------------

10 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

      Given our current outlook, we have positioned the Fund to be less exposed to economically sensitive companies. This doesn't necessarily mean consumer stocks, which tend to be one of the first cyclical stock groups to suffer and have already underperformed for an extended period. Rather, we want to de-emphasize late cyclical groups such as industrial and material companies. We may even begin to see some value emerge in the consumer discretionary group.

      We continue to find more opportunities in large-cap stocks, which still appear inexpensive relative to mid and small-cap stocks, based on the historical relationships between these groups. Although the prolonged underperformance of growth stocks is consistent with this stage of the economic cycle, it does seem a bit extreme to us. We think growth-oriented stocks have more limited downside than value stocks in the current environment and that's why the Fund has a bit more of a growth tilt than is typical. In our view, it's now just a question of when the growth bias will be rewarded.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Large Cap Equity Fund Class A shares (from 4/1/02 to 7/31/06)* as compared to the performance of three widely cited performance indices, the Russell 1000 Index, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 28, 2002. Russell 1000 Index, S&P 500 Index and Lipper peer group data is from April 1, 2002.

COMPARATIVE RESULTS
Results at July 31, 2006                                                     SINCE
                                              1 YEAR         3 YEARS      INCEPTION(4)
RIVERSOURCE LARGE CAP EQUITY FUND
(INCLUDES SALES CHARGE)
--------------------------------------------------------------------------------------
Class A Cumulative value of $10,000           $  9,756       $ 11,920       $ 10,807
--------------------------------------------------------------------------------------
        Average annual total return              -2.44%         +6.03%         +1.81%
--------------------------------------------------------------------------------------
RUSSELL 1000 INDEX(1)
--------------------------------------------------------------------------------------
        Cumulative value of $10,000           $ 10,523       $ 13,821       $ 12,316
--------------------------------------------------------------------------------------
        Average annual total return              +5.23%        +11.39%         +4.92%
--------------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX(2)
--------------------------------------------------------------------------------------
        Cumulative value of $10,000           $ 10,538       $ 13,603       $ 12,018
--------------------------------------------------------------------------------------
        Average annual total return              +5.38%        +10.80%         +4.33%
--------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(3)
--------------------------------------------------------------------------------------
        Cumulative value of $10,000           $ 10,500       $ 13,000       $ 11,452
--------------------------------------------------------------------------------------
        Average annual total return              +5.00%         +9.14%         +3.18%
--------------------------------------------------------------------------------------

Results for other share classes can be found on page 6.


------------------------------------------------------------------------------

12 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE LARGE CAP EQUITY
FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

              RiverSource Large Cap
               Equity Fund Class A      Russell 1000                       Lipper Large-Cap
             (includes sales charge)      Index(1)     S&P 500 Index(2)   Core Funds Index(3)

  4/1/02            $ 9,425               $10,000          $10,000              $10,000
 7/31/02              7,766                 8,014            7,985                8,108
 7/31/03              8,546                 8,911            8,835                8,808
 7/31/04              9,160                10,072            9,999                9,690
 7/31/05             10,441                11,704           11,404               10,907
 7/31/06            $10,807               $12,316          $12,018              $11,452

(1) The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(4) Fund data is from March 28, 2002. Russell 1000 Index, S&P 500 Index and Lipper peer group data is from April 1, 2002.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

JULY 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (97.9%)
------------------------------------------------------------------------------

ISSUER                                             SHARES            VALUE(a)
AEROSPACE & DEFENSE (3.0%)
Boeing                                              684,452        $52,990,274
DRS Technologies                                     25,833          1,195,810
General Dynamics                                    146,614          9,826,070
Goodrich                                            442,244         17,853,390
Honeywell Intl                                    1,601,315         61,970,890
L-3 Communications
 Holdings                                            99,204          7,306,375
Lockheed Martin                                     466,354         37,159,087
Northrop Grumman                                    275,806         18,255,599
United Technologies                                 435,314         27,072,178
                                                                   -----------
Total                                                              233,629,673
------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
United Parcel Service Cl B                           97,226          6,699,844
------------------------------------------------------------------------------

AIRLINES (0.1%)
UAL                                                 203,183(b,e)     5,311,204
------------------------------------------------------------------------------

AUTO COMPONENTS (--%)
Cooper Tire & Rubber                                 13,699            136,853
Goodyear Tire & Rubber                               39,529(b,e)       434,819
Johnson Controls                                     43,369          3,329,004
                                                                   -----------
Total                                                                3,900,676
------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                          416,368(e)       2,777,175
General Motors                                      126,310(e)       4,070,971
Harley-Davidson                                      46,828          2,669,196
                                                                   -----------
Total                                                                9,517,342
------------------------------------------------------------------------------

BEVERAGES (1.8%)
Anheuser-Busch
 Companies                                          172,637          8,312,472
Brown-Forman Cl B                                    18,826          1,382,770
Coca-Cola                                           955,417         42,516,057
Coca-Cola Enterprises                                67,400          1,446,404
Constellation Brands Cl A                            44,319(b)       1,084,043
Molson Coors Brewing Cl B                            13,214            944,140
Pepsi Bottling Group                                 30,309          1,007,774
PepsiCo                                           1,368,244         86,719,304
                                                                   -----------
Total                                                              143,412,964
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                              SHARES           VALUE(a)

BIOTECHNOLOGY (2.5%)
Amgen                                             1,092,597(b)     $76,197,714
Biogen Idec                                       1,311,757(b)      55,251,205
Genentech                                           562,019(b,e)    45,422,376
Gilead Sciences                                     224,183(b)      13,782,771
MedImmune                                            71,424(b)       1,812,741
                                                                   -----------
Total                                                              192,466,807
------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
American Standard
 Companies                                           65,300          2,522,539
Masco                                               258,237          6,902,675
                                                                   -----------
Total                                                                9,425,214
------------------------------------------------------------------------------

CAPITAL MARKETS (2.4%)
Bank of New York                                    390,673         13,130,520
Bear Stearns Companies                               13,331          1,891,269
Franklin Resources                                  346,557         31,692,638
Goldman Sachs Group                                  48,693          7,437,856
KKR Private Equity
 Investors LP Unit                                  407,329(b)       9,572,232
Legg Mason                                          111,309          9,290,962
Lehman Brothers
 Holdings                                           568,072         36,896,275
Merrill Lynch & Co                                  391,623         28,517,987
Morgan Stanley                                      681,909         45,346,948
State Street                                         91,865          5,517,412
                                                                   -----------
Total                                                              189,294,099
------------------------------------------------------------------------------

CHEMICALS (0.9%)
Air Products & Chemicals                             49,724          3,178,855
Ashland                                              15,918          1,058,706
Dow Chemical                                        780,134         26,977,035
Eastman Chemical                                    124,259          6,166,974
Ecolab                                               40,721          1,753,853
EI du Pont de
 Nemours & Co                                       205,481          8,149,376
Hercules                                             25,214(b)         350,475
Intl Flavors & Fragrances                            17,633            652,421
Lyondell Chemical                                   268,309          5,975,241
Monsanto                                            120,334          5,173,159
PPG Inds                                             36,928          2,272,549

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------

14 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES            VALUE(a)
CHEMICALS (CONT.)
Praxair                                             72,095        $  3,953,690
Rohm & Haas                                         32,167           1,483,542
RPM Intl                                           157,442           2,950,463
Sigma-Aldrich                                       14,937           1,038,122
                                                                  ------------
Total                                                               71,134,461
------------------------------------------------------------------------------

COMMERCIAL BANKS (2.8%)
BB&T                                                59,794           2,510,750
Commerce Bancorp                                   378,493(e)       12,857,407
Fifth Third Bancorp                                 62,052           2,366,663
ICICI Bank ADR                                      39,994(c)        1,044,643
Natl City                                           61,133           2,200,788
PNC Financial
 Services Group                                    340,439          24,116,699
Regions Financial                                   50,965           1,849,520
SunTrust Banks                                      41,408           3,265,849
US Bancorp                                       1,027,699          32,886,368
Wachovia                                           758,077          40,655,670
Wells Fargo & Co                                 1,298,738          93,950,707
                                                                  ------------
Total                                                              217,705,064
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Allied Waste Inds                                   50,401(b)          512,074
Avery Dennison                                      71,615           4,198,787
Cendant                                            577,127           8,662,677
Cintas                                              30,773           1,086,287
Monster Worldwide                                   28,241(b)        1,129,640
Robert Half Intl                                    38,305           1,239,550
Waste Management                                   123,359           4,241,082
                                                                  ------------
Total                                                               21,070,097
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (4.0%)
Alcatel                                          1,085,880(b,c)     12,247,168
Cisco Systems                                    7,350,932(b)      131,214,137
Corning                                            385,015(b)        7,342,236
Juniper Networks                                    91,730(b)        1,233,769
Lucent Technologies                             20,513,731(b)       43,694,247
Motorola                                         3,926,249          89,361,427
Nortel Networks                                 10,725,177(b,c)     21,021,347
Sonus Networks                                   1,466,965(b)        6,572,003
                                                                  ------------
Total                                                              312,686,334
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.7%)
Apple Computer                                     308,033(b)       20,933,923
Dell                                             1,902,295(b)       41,241,756
EMC                                              2,357,026(b)       23,923,814
Hewlett-Packard                                  2,218,650          70,797,121

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                              SHARES           VALUE(a)

COMPUTERS & PERIPHERALS (CONT.)
Intl Business Machines                             621,728        $ 48,127,964
SanDisk                                             59,006(b)        2,753,220
Sun Microsystems                                   330,746(b)        1,438,745
                                                                  ------------
Total                                                              209,216,543
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                    22,422           1,501,601
------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
American Express                                   608,903          31,699,490
Capital One Financial                              492,656          38,106,941
SLM                                                139,985           7,041,246
                                                                  ------------
Total                                                               76,847,677
------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Ball                                                23,292             892,084
Bemis                                               23,519             722,033
Pactiv                                              32,003(b)          784,394
Sealed Air                                          18,179             858,776
Temple-Inland                                      268,109          11,405,356
                                                                  ------------
Total                                                               14,662,643
------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                       38,623           1,608,262
------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                   31,406(b)        1,486,132
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.2%)
Bank of America                                  3,561,814         183,540,275
Citigroup                                        2,948,157         142,425,465
Consumer Discretionary
 Select Sector
 SPDR Fund                                          43,272           1,396,820
iShares Dow Jones US
 Healthcare Sector
 Index Fund                                              1                  63
JPMorgan Chase & Co                              1,658,673          75,668,662
Materials Select
 Sector SPDR Trust                                 118,974(e)        3,676,297
                                                                  ------------
Total                                                              406,707,582
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.3%)
AT&T                                               665,840          19,968,542
BellSouth                                        1,135,498          44,477,457
Chunghwa Telecom ADR                               399,766(c)        7,423,655
Citizens
 Communications                                    225,528           2,893,524

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 15

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES            VALUE(a)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
Embarq                                             836,941(b)     $ 37,871,580
FastWeb                                             32,554(b,c)      1,259,496
NeuStar Cl A                                        81,116(b)        2,503,240
Verizon
 Communications                                  1,287,465          43,542,066
Windstream                                       1,697,809          21,273,542
                                                                  ------------
Total                                                              181,213,102
------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.3%)
Allegheny Energy                                    36,447(b)        1,496,149
American Electric Power                             87,939           3,176,357
Edison Intl                                         72,773           3,011,347
Entergy                                            253,026          19,508,305
Exelon                                             535,967          31,032,488
FirstEnergy                                         73,671           4,125,576
FPL Group                                          171,902           7,415,852
Pinnacle West Capital                               22,150             952,672
PPL                                                351,577          11,960,650
Progress Energy                                     56,350           2,454,043
Southern                                           577,617          19,511,902
                                                                  ------------
Total                                                              104,645,341
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
Cooper Inds Cl A                                    20,425           1,759,818
Emerson Electric                                    89,393           7,054,895
Rockwell Automation                                 38,522           2,387,594
                                                                  ------------
Total                                                               11,202,307
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Agilent Technologies                                87,858(b)        2,498,682
Flextronics Intl                                   743,471(b,c)      8,430,961
Tektronix                                           17,793             485,215
                                                                  ------------
Total                                                               11,414,858
------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (1.3%)
Baker Hughes                                       108,170           8,648,192
Cameron Intl                                       105,171(b)        5,301,670
Halliburton                                        702,800          23,445,408
Natl Oilwell Varco                                 121,150(b)        8,121,896
Schlumberger                                       397,017          26,540,586
TODCO                                               33,021           1,258,430
Transocean                                          58,324(b)        4,504,363
Weatherford Intl                                   484,716(b)       22,704,097
                                                                  ------------
Total                                                              100,524,642
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

FOOD & STAPLES RETAILING (1.2%)
CVS                                                649,772        $ 21,260,540
Safeway                                          1,516,848          42,593,091
SYSCO                                              137,981           3,808,276
Wal-Mart Stores                                    626,488          27,878,716
Whole Foods Market                                  30,923           1,778,382
                                                                  ------------
Total                                                               97,319,005
------------------------------------------------------------------------------

FOOD PRODUCTS (1.3%)
Archer-Daniels-Midland                             146,229           6,434,076
Cadbury Schweppes                                  277,870(c)        2,716,995
Campbell Soup                                      180,838           6,633,138
ConAgra Foods                                      115,483           2,482,885
Dean Foods                                          30,589(b)        1,148,005
General Mills                                      382,146          19,833,378
Hershey                                             93,124           5,119,026
HJ Heinz                                            75,227           3,157,277
Kellogg                                            877,395          42,264,118
Kraft Foods Cl A                                    87,191           2,824,988
McCormick & Co                                      29,656           1,039,739
Sara Lee                                           170,799           2,886,503
Tyson Foods Cl A                                    55,998             792,372
WM Wrigley Jr                                       49,483           2,269,290
                                                                  ------------
Total                                                               99,601,790
------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                                9,872             432,591
ONEOK                                              281,832          10,486,969
Peoples Energy                                       8,566             361,571
                                                                  ------------
Total                                                               11,281,131
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Bausch & Lomb                                       56,472           2,671,126
Baxter Intl                                        137,554           5,777,268
Boston Scientific                                4,993,456(b)       84,938,686
Medtronic                                          540,754          27,318,891
St. Jude Medical                                    81,754(b)        3,016,723
Stryker                                            170,705           7,768,785
                                                                  ------------
Total                                                              131,491,479
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.6%)
Aetna                                              282,308           8,889,879
AMERIGROUP                                          83,713(b)        2,436,048
Brookdale Senior Living                             85,504           3,975,936
Cardinal Health                                    898,101          60,172,767
CIGNA                                              276,834          25,261,103
HealthSouth                                        158,287(b)          626,025

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES            VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Humana                                             184,736(b)     $ 10,332,284
Magellan Health Services                            52,794(b)        2,537,808
McKesson                                            38,979           1,964,152
Medco Health Solutions                              90,528(b)        5,371,026
UnitedHealth Group                               1,649,924          78,915,865
                                                                  ------------
Total                                                              200,482,893
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Applebee's Intl                                     72,795           1,292,839
Carnival Unit                                      146,039           5,689,679
Harrah's Entertainment                              76,535           4,600,519
Marriott Intl Cl A                                 420,126          14,780,033
McDonald's                                         342,972          12,137,779
Orient-Express Hotels
 Series A                                           44,464(c)        1,620,713
                                                                  ------------
Total                                                               40,121,562
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Centex                                              27,423           1,297,382
DR Horton                                          173,287           3,713,541
Fortune Brands                                      32,687           2,370,462
Harman Intl Inds                                    14,663           1,175,973
KB HOME                                             17,166             729,898
Leggett & Platt                                     40,737             929,618
Lennar Cl A                                         30,618           1,369,543
Newell Rubbermaid                                   60,298           1,589,455
Pulte Homes                                         47,788           1,361,958
Snap-On                                             13,022             547,054
Stanley Works                                       16,182             734,177
Whirlpool                                           17,365           1,340,404
                                                                  ------------
Total                                                               17,159,465
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.3%)
Clorox                                              33,788           2,025,253
Colgate-Palmolive                                  821,123          48,709,016
Kimberly-Clark                                     102,953           6,285,281
Procter & Gamble                                 1,884,450         105,906,090
Spectrum Brands                                  2,872,896(b,e)     19,449,506
                                                                  ------------
Total                                                              182,375,146
------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS (0.2%)
AES                                                146,520(b)        2,909,887
Constellation
 Energy Group                                       39,859           2,308,235
Dynegy Cl A                                         74,703(b)          420,578
TXU                                                103,362           6,638,941
                                                                  ------------
Total                                                               12,277,641
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                              SHARES           VALUE(a)

INDUSTRIAL CONGLOMERATES (2.7%)
General Electric                                 5,854,956        $191,398,511
Tyco Intl                                          729,429(c)       19,030,803
                                                                  ------------
Total                                                              210,429,314
------------------------------------------------------------------------------

INSURANCE (4.2%)
ACE                                                935,075(c)       48,184,415
AFLAC                                               27,021           1,192,707
Allied World Assurance
 Holdings                                          198,154(b,c)      6,915,575
American Intl Group                              2,646,924         160,588,878
Aon                                                408,252          13,974,466
Arch Capital Group                                 105,811(b,c)      6,439,657
Aspen Insurance
 Holdings                                          581,476(c)       13,722,834
Chubb                                              311,733          15,717,578
Endurance Specialty
 Holdings                                          129,139(c)        3,920,660
Hartford Financial
 Services Group                                    273,712          23,221,726
Max Re Capital                                     621,288(c)       13,978,980
Natl Financial Partners                            260,677          11,740,892
Prudential Financial                                74,904           5,890,451
XL Capital Cl A                                     82,937(c)        5,283,087
                                                                  ------------
Total                                                              330,771,906
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Amazon.com                                          68,911(b,e)      1,853,017
Liberty Media Holding -
 Interactive Cl A                                  347,993(b,d)      5,731,445
                                                                  ------------
Total                                                                7,584,462
------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.8%)
eBay                                               512,579(b)       12,337,777
Google Cl A                                        303,951(b,h)    117,507,456
Yahoo!                                             517,644(b)       14,048,858
                                                                  ------------
Total                                                              143,894,091
------------------------------------------------------------------------------

IT SERVICES (0.9%)
Affiliated Computer
 Services Cl A                                     305,949(b)       15,581,983
Automatic Data
 Processing                                        410,936          17,982,559
Computer Sciences                                   36,569(b)        1,915,850
Electronic Data Systems                             74,407           1,778,327
First Data                                         624,981          25,530,474
Fiserv                                              15,490(b)          676,293
Ness Technologies                                   83,046(b,c)        916,828

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 17

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                              SHARES           VALUE(a)
IT SERVICES (CONT.)
Paychex                                             20,184        $    689,889
Satyam Computer
 Services ADR                                       74,216(c)        2,616,114
                                                                  ------------
Total                                                               67,688,317
------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak                                       62,994           1,401,617
Mattel                                             147,360           2,658,374
                                                                  ------------
Total                                                                4,059,991
------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
Fisher Scientific Intl                                 194(b)           14,377
PerkinElmer                                        278,705           5,025,051
                                                                  ------------
Total                                                                5,039,428
------------------------------------------------------------------------------

MACHINERY (1.0%)
Caterpillar                                        336,996          23,882,906
Danaher                                             53,871           3,512,389
Deere & Co                                         162,571          11,797,777
Dover                                               47,094           2,220,011
Eaton                                               33,033           2,117,415
Flowserve                                          175,995(b)        9,116,541
Illinois Tool Works                                215,382           9,849,419
Ingersoll-Rand Cl A                                213,361(c)        7,638,324
ITT                                                 75,483           3,815,666
Navistar Intl                                       14,372(b)          321,358
Parker Hannifin                                     26,790           1,935,310
                                                                  ------------
Total                                                               76,207,116
------------------------------------------------------------------------------

MEDIA (7.9%)
Cablevision Systems Cl A                           625,202          13,910,745
CBS Cl B                                           294,643           8,082,057
Clear Channel
 Communications                                    147,102           4,258,603
Comcast Cl A                                     1,447,295(b)       49,758,002
Comcast Special Cl A                               784,551(b)       26,894,408
EchoStar
 Communications Cl A                               199,483(b)        6,991,879
Liberty Global Cl A                              2,302,773(b)       50,315,590
Liberty Global Series C                            791,717(b)       16,768,566
Liberty Media Holding -
 Capital Series A                                   69,595(b,d)      5,679,648
News Corp Cl A                                   4,090,842          78,707,801
NTL                                              9,448,957         215,908,668
Time Warner                                      1,848,406          30,498,699
Viacom Cl B                                      1,077,084(b)       37,536,377
Vivendi                                          1,401,442(c)       47,454,566

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                             SHARES           VALUE(a)

MEDIA (CONT.)
Walt Disney                                        602,646(e,g)   $ 17,892,560
WorldSpace Cl A                                    322,298(b,e)      1,015,239
XM Satellite Radio
 Holdings Cl A                                     178,920(b)        2,075,472
                                                                  ------------
Total                                                              613,748,880
------------------------------------------------------------------------------

METALS & MINING (0.7%)
Alcan                                               43,742(c)        2,001,634
Alcoa                                              302,002           9,044,960
Allegheny Technologies                              19,311           1,233,780
Coeur d'Alene Mines                              3,213,879(b)       15,362,342
Freeport-McMoRan
 Copper & Gold Cl B                                 41,134           2,244,271
Newmont Mining                                     444,244          22,758,619
Nucor                                               69,424           3,691,274
United States Steel                                 24,309           1,533,169
                                                                  ------------
Total                                                               57,870,049
------------------------------------------------------------------------------

MULTILINE RETAIL (1.4%)
Dollar General                                      71,584             960,657
Federated Department
 Stores                                            893,721          31,378,544
JC Penney                                          181,431          11,422,896
Kohl's                                              79,820(b)        4,520,207
Nordstrom                                          181,517           6,226,033
Sears Holdings                                      27,956(b)        3,836,961
Target                                           1,110,661          51,001,553
                                                                  ------------
Total                                                              109,346,851
------------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
Ameren                                              45,731           2,355,147
CenterPoint Energy                                  69,265             951,701
CMS Energy                                          49,309(b)          690,819
Consolidated Edison                                 54,821           2,569,460
Dominion Resources                                 367,664          28,854,271
DTE Energy                                          39,716           1,680,781
Duke Energy                                        276,807           8,392,788
KeySpan                                             38,993           1,570,248
NiSource                                            60,898           1,385,430
PG&E                                                77,131           3,214,820
Public Service
 Enterprise Group                                   55,996           3,775,810
Sempra Energy                                       57,719           2,785,519
TECO Energy                                         46,531             741,704
Xcel Energy                                        375,297           7,520,952
                                                                  ------------
Total                                                               66,489,450
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES           VALUE(a)
OIL, GAS & CONSUMABLE FUELS (7.9%)
Anadarko Petroleum                                 166,146(e)     $  7,599,518
Apache                                              34,975           2,464,688
Aventine Renewable
 Energy Holdings                                    10,010(b)          296,296
BP ADR                                             158,084(c)       11,464,252
Chesapeake Energy                                  301,599           9,922,607
Chevron                                          1,422,052          93,542,581
ConocoPhillips                                   1,433,926          98,424,681
Devon Energy                                       178,093          11,511,932
El Paso                                            147,544           2,360,704
Exxon Mobil                                      3,959,418         268,210,975
Hess                                               186,406           9,860,877
Kerr-McGee                                         702,647          49,325,819
Kinder Morgan                                       23,679           2,415,258
Marathon Oil                                        86,101           7,804,195
Murphy Oil                                          40,295           2,073,581
Newfield Exploration                               160,107(b)        7,425,763
Occidental Petroleum                               144,797          15,601,877
Royal Dutch Shell ADR                              125,533(c)        8,887,736
Williams Companies                                 131,274           3,183,395
                                                                  ------------
Total                                                              612,376,735
------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Bowater                                            166,287           3,372,300
Intl Paper                                         366,541          12,583,353
Louisiana-Pacific                                   23,683             473,660
MeadWestvaco                                        40,532           1,058,696
Weyerhaeuser                                       233,125          13,675,112
                                                                  ------------
Total                                                               31,163,121
------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Alberto-Culver                                      16,931             825,217
Avon Products                                      100,234           2,905,783
Estee Lauder
 Companies Cl A                                     26,786             999,654
                                                                  ------------
Total                                                                4,730,654
------------------------------------------------------------------------------

PHARMACEUTICALS (7.3%)
AstraZeneca                                        386,417(c)       23,594,007
Bristol-Myers Squibb                             3,210,083          76,945,690
Eli Lilly & Co                                     500,659          28,422,411
GlaxoSmithKline ADR                                139,190(c)        7,701,383
Johnson & Johnson                                  535,751          33,511,225
Merck & Co                                       1,553,778          62,570,640
Novartis ADR                                       443,014(c)       24,906,247
Pfizer                                           8,230,399         213,908,070
Roche Holding                                       98,678(c)       17,559,504

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES           VALUE(a)
PHARMACEUTICALS (CONT.)
Schering-Plough                                  1,973,315        $ 40,334,559
Teva Pharmaceutical
 Inds ADR                                          636,752(c)       21,063,756
Watson Pharmaceuticals                             286,661(b)        6,418,340
Wyeth                                              383,758          18,600,750
                                                                  ------------
Total                                                              575,536,582
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.5%)
Apartment Investment &
 Management Cl A                                   117,659           5,658,221
Archstone-Smith Trust                               47,643           2,499,828
Boston Properties                                   20,042           1,968,124
Equity Office
 Properties Trust                                  258,072           9,783,510
Equity Residential                                  64,868           3,017,011
HomeBanc                                           819,841           6,722,696
Kimco Realty                                        47,465           1,862,527
Plum Creek Timber                                   41,169           1,402,216
ProLogis                                            54,387           3,010,320
Public Storage                                      18,468           1,482,796
Vornado Realty Trust                                26,504           2,770,993
                                                                  ------------
Total                                                               40,178,242
------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
CSX                                                 60,486           3,670,290
Norfolk Southern                                   129,921           5,641,170
                                                                  ------------
Total                                                                9,311,460
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.3%)
Agere Systems                                      166,542(b)        2,424,852
Analog Devices                                      45,925           1,484,755
Applied Materials                                  445,123           7,006,236
ASML Holding                                        57,580(b,c)      1,145,842
Atmel                                               78,043(b)          373,826
Broadcom Cl A                                       27,480(b)          659,245
Credence Systems                                   184,801(b)          521,139
Cypress Semiconductor                              533,705(b,e)      8,106,979
Elpida Memory                                       76,700(b,c)      3,070,944
Freescale Semiconductor
 Cl A                                            1,521,474(b)       43,559,801
Freescale Semiconductor
 Cl B                                              505,456(b)       14,415,605
Infineon Technologies
 ADR                                               280,454(b,c)      3,017,685
Integrated Device
 Technology                                      2,304,300(b)       35,647,521
Intel                                            2,255,270          40,594,860

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 19

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES           VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Maxim Integrated
 Products                                          106,419        $  3,126,590
Texas Instruments                                  562,313          16,745,681
                                                                  ------------
Total                                                              181,901,561
------------------------------------------------------------------------------

SOFTWARE (3.1%)
Activision                                         120,575(b)        1,440,871
Adobe Systems                                      483,552(b)       13,786,068
BEA Systems                                         88,114(b)        1,034,458
Cadence Design
 Systems                                           683,322(b)       11,062,983
Compuware                                          696,361(b)        4,867,563
McAfee                                              55,202(b)        1,189,603
Mercury Interactive                                139,880(b)        7,022,675
Microsoft                                        5,466,961         131,371,074
Oracle                                           1,176,842(b)       17,617,325
Symantec                                         2,782,071(b)       48,324,573
TIBCO Software                                     893,268(b)        7,110,413
                                                                  ------------
Total                                                              244,827,606
------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
AutoNation                                          32,752(b)          645,214
AutoZone                                            12,338(b)        1,084,140
Bed Bath & Beyond                                   22,015(b)          737,062
Best Buy                                            17,992             815,757
Circuit City Stores                                 15,699             384,626
Gap                                                260,362           4,517,281
Home Depot                                         629,988          21,866,883
Lowe's Companies                                   349,294           9,902,485
Office Depot                                        66,043(b)        2,380,850
OfficeMax                                           15,826             650,607
RadioShack                                          30,069             486,216
Sherwin-Williams                                    24,772           1,253,463
Staples                                            162,755           3,518,763
Tiffany & Co                                        35,167           1,110,926
TJX Companies                                      111,066           2,706,678
Urban Outfitters                                   560,532(b)        8,178,162
                                                                  ------------
Total                                                               60,239,113
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Coach                                                6,287(b)          180,500
Jones Apparel Group                                 25,509             755,066
Liz Claiborne                                       23,481             830,053
Nike Cl B                                           42,274           3,339,646
VF                                                  19,686           1,335,105
                                                                  ------------
Total                                                                6,440,370
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE(a)

THRIFTS & MORTGAGE FINANCE (1.9%)
Countrywide Financial                            1,885,254        $ 67,548,651
Fannie Mae                                         900,274          43,132,127
Freddie Mac                                        598,972          34,656,520
Washington Mutual                                  136,062           6,081,971
                                                                  ------------
Total                                                              151,419,269
------------------------------------------------------------------------------

TOBACCO (2.1%)
Altria Group                                     1,881,099         150,431,487
Imperial Tobacco
 Group ADR                                         210,167(c)       13,713,397
Reynolds American                                   18,939           2,401,086
UST                                                 36,516           1,845,884
                                                                  ------------
Total                                                              168,391,854
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (7.2%)
ALLTEL                                           2,318,641         127,919,424
Hutchison
 Telecommunications
 Intl                                           12,425,490(b,c)     21,588,967
Orascom Telecom
 Holding GDR                                       615,293(c)       29,411,005
Partner Communications
 ADR                                               126,533(c)        1,174,226
Sprint Nextel                                   13,897,690         275,174,262
Vodafone Group                                  37,030,791(c)       80,405,639
Vodafone Group ADR                                 738,071(c)       16,001,385
Vodafone Group Cl B                             42,320,904(c)       11,857,053
                                                                  ------------
Total                                                              563,531,961
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $7,470,478,781)                                          $7,672,572,964
------------------------------------------------------------------------------


------------------------------------------------------------------------------
OPTIONS PURCHASED (0.1%)
------------------------------------------------------------------------------
ISSUER                          CONTRACTS   EXERCISE   EXPIRATION    VALUE(a)
                                             PRICE        DATE
PUTS
Google
 Cl A                               1,303     $380     Dec. 2006    $3,296,590
S&P 500
 Index                             13,977      123     Dec. 2006     3,424,365
S&P 500
 Index                             13,305      125     Dec. 2006     3,991,500
------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $12,572,942)                                                $10,712,455
------------------------------------------------------------------------------

 See accompanying notes to investments in securities.


------------------------------------------------------------------------------

20 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.2%)(f)
--------------------------------------------------------------------------------

ISSUER                            EFFECTIVE        AMOUNT            VALUE(a)
                                    YIELD        PAYABLE AT
                                                  MATURITY
BNP Paribas Finance
  08-01-06                           5.29%      $50,000,000        $49,992,653
Deer Valley Funding LLC
  08-01-06                           5.31        61,800,000         61,790,885
Park Granada LLC
  08-01-06                           5.34        13,000,000(i)      12,998,072
Societe Generale North America
  08-01-06                           5.29        50,000,000         49,992,652
------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $174,800,000)                                              $174,774,262
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $7,657,851,723)(j)                                       $7,858,059,681
==============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2006, the value of foreign securities represented 6.8% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At July 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 0.5% of net assets. See Note 6 to the financial statements. 1.7% of net assets is the Fund's cash equivalent position.

(g) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

      TYPE OF SECURITY                                               CONTRACTS
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      S&P 500 Index, Sept. 2006                                             69

(h) At July 31, 2006, securities valued at $75,541,640 were held to cover open call options written as follows (see Note 7 to the financial statements):

      ISSUER             CONTRACTS   EXERCISE   EXPIRATION     VALUE(a)
                                      PRICE        DATE
      ------------------------------------------------------------------
      Google Cl A          1,954       $420     Dec. 2006     $3,927,540


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 21

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------------

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of these securities amounted to $12,998,072 or 0.2% of net assets.

(j) At July 31, 2006, the cost of securities for federal income tax purposes was $7,786,809,734 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                              $397,108,741
      Unrealized depreciation                              (325,858,794)
      -----------------------------------------------------------------
      Net unrealized appreciation                           $71,249,947
      -----------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------

22 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2006

ASSETS
Investments in securities, at value (Note 1)*
  (identified cost $7,657,851,723)                                                          $ 7,858,059,681
Cash in bank on demand deposit                                                                      829,226
Foreign currency holdings (identified cost $548,482) (Note 1)                                       549,870
Capital shares receivable                                                                           331,392
Dividends and accrued interest receivable                                                        11,114,204
Receivable for investment securities sold                                                        79,482,476
-----------------------------------------------------------------------------------------------------------
Total assets                                                                                  7,950,366,849
-----------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                                              268,251
Payable for investment securities purchased                                                      66,574,425
Unrealized depreciation on swap transactions, at value (Note 8)                                     709,898
Payable upon return of securities loaned (Note 6)                                                38,098,800
Accrued investment management services fee                                                          348,088
Accrued distribution fee                                                                            212,350
Accrued service fee                                                                                   8,823
Accrued transfer agency fee                                                                          65,928
Accrued administrative services fee                                                                  28,994
Other accrued expenses                                                                              945,405
Options contracts written, at value (premiums received $4,297,846) (Note 7)                       3,927,540
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                                               111,188,502
-----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                          $ 7,839,178,347
===========================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                    $    14,529,438
Additional paid-in capital                                                                    7,905,413,450
Undistributed net investment income                                                              35,811,841
Accumulated net realized gain (loss) (Note 11)                                                 (316,753,084)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies (Notes 5 and 8)            200,176,702
-----------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                    $ 7,839,178,347
===========================================================================================================
Net assets applicable to outstanding shares:              Class A                           $ 5,460,885,070
                                                          Class B                           $ 1,169,108,420
                                                          Class C                           $    34,951,011
                                                          Class I                           $   105,402,088
                                                          Class Y                           $ 1,068,831,758
Net asset value per share of outstanding capital stock:   Class A shares   1,010,532,146    $          5.40
                                                          Class B shares     220,862,389    $          5.29
                                                          Class C shares       6,589,829    $          5.30
                                                          Class I shares      19,384,483    $          5.44
                                                          Class Y shares     195,574,986    $          5.47
-----------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                                            $    35,872,608
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 23

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 2006

INVESTMENT INCOME
Income:
Dividends                                                               $  85,300,238
Interest                                                                    4,942,241
Fee income from securities lending (Note 6)                                   939,726
  Less foreign taxes withheld                                              (1,253,484)
-------------------------------------------------------------------------------------
Total income                                                               89,928,721
-------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                         20,724,477
Distribution fee
  Class A                                                                   7,096,389
  Class B                                                                   8,048,484
  Class C                                                                     201,664
Transfer agency fee                                                         8,809,811
Incremental transfer agency fee
  Class A                                                                     514,846
  Class B                                                                     341,792
  Class C                                                                       8,719
Service fee -- Class Y                                                        475,170
Administrative services fees and expenses                                   2,119,930
Compensation of board members                                                  31,346
Custodian fees                                                                322,050
Printing and postage                                                          536,500
Registration fees                                                             132,285
Audit fees                                                                     43,000
Other                                                                          53,299
-------------------------------------------------------------------------------------
Total expenses                                                             49,459,762
  Earnings and bank fee credits on cash balances (Note 2)                    (435,828)
-------------------------------------------------------------------------------------
Total net expenses                                                         49,023,934
-------------------------------------------------------------------------------------
Investment income (loss) -- net                                            40,904,787
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                          278,523,465
  Reimbursement from affiliate (Note 2)                                     1,215,922
  Foreign currency transactions                                              (112,103)
  Futures contracts                                                        (4,112,371)
  Options contracts written (Note 7)                                          937,487
  Swap transactions                                                        (1,271,596)
-------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   275,180,804
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies     (370,550,095)
-------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                     (95,369,291)
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $ (54,464,504)
=====================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

24 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                                         2006             2005
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) net                                           $  40,904,787    $   9,555,645
Net realized gain (loss) on investments                                  275,180,804       81,295,185
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies    (370,550,095)     128,747,672
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          (54,464,504)     219,598,502
-----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
     Class A                                                              (8,339,131)      (5,100,612)
     Class I                                                                (656,302)        (205,016)
     Class Y                                                                  (1,124)         (42,646)
  Net realized gain
     Class A                                                                      --       (1,579,848)
     Class B                                                                      --         (746,323)
     Class C                                                                      --          (14,219)
     Class I                                                                      --          (38,374)
     Class Y                                                                      --          (10,290)
-----------------------------------------------------------------------------------------------------
Total distributions                                                       (8,996,557)      (7,737,328)
-----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 25

YEAR ENDED JULY 31,                                                          2006               2005
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                              $   429,909,019    $    72,128,244
  Class B shares                                                            50,136,037         33,166,584
  Class C shares                                                             2,589,055          1,679,423
  Class I shares                                                            27,683,397         35,280,636
  Class Y shares                                                            19,415,795            569,613
Fund merger (Note 10)
  Class A shares                                                         5,066,390,993                N/A
  Class B shares                                                         1,262,273,829                N/A
  Class C shares                                                            31,569,946                N/A
  Class I shares                                                            97,113,086                N/A
  Class Y shares                                                         1,287,966,195                N/A
Reinvestment of distributions at net asset value
  Class A shares                                                             8,175,459          6,565,939
  Class B shares                                                                    --            737,490
  Class C shares                                                                    --             13,859
  Class I shares                                                               656,222            243,352
  Class Y shares                                                                 1,072             52,860
Payments for redemptions
  Class A shares                                                        (1,045,511,081)      (438,987,389)
  Class B shares (Note 2)                                                 (597,123,506)      (197,466,065)
  Class C shares (Note 2)                                                   (8,250,000)        (4,548,807)
  Class I shares                                                           (62,694,425)       (11,054,445)
  Class Y shares                                                          (221,738,132)        (8,498,540)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions        6,348,562,961       (510,117,246)
---------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  6,285,101,900       (298,256,072)
Net assets at beginning of year                                          1,554,076,447      1,852,332,519
---------------------------------------------------------------------------------------------------------
Net assets at end of year                                              $ 7,839,178,347    $ 1,554,076,447
=========================================================================================================
Undistributed net investment income                                    $    35,811,841    $     4,353,601
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

 26 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. (formerly AXP Growth Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 1.34% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 27

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


------------------------------------------------------------------------------

28 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At July 31, 2006, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

TOTAL RETURN EQUITY SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 29 particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recoded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $452,076 and accumulated net realized loss has been decreased by $502,906,915 resulting in a net reclassification adjustment to decrease paid-in capital by $502,454,839.


------------------------------------------------------------------------------

30 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:


YEAR ENDED JULY 31,                                                   2006         2005
------------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
       Ordinary income ..........................................  $8,339,131   $5,588,051
       Long-term capital gain ...........................................  --    1,092,409

CLASS B
Distributions paid from:
       Ordinary income ..................................................  --      203,260
       Long-term capital gain ...........................................  --      516,063

CLASS C
Distributions paid from:
       Ordinary income ..................................................  --        4,387
       Long-term capital gain ...........................................  --        9,832

CLASS I
Distributions paid from:
       Ordinary income ..........................................     656,302      216,856
       Long-term capital gain ...........................................  --       26,534

CLASS Y
Distributions paid from:
       Ordinary income ..........................................       1,124       45,820
       Long-term capital gain ...........................................  --        7,116

At July 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ...............................   $  35,091,360
Accumulated long-term gain (loss) ...........................   $  52,909,605
Unrealized appreciation (depreciation) ......................   $(168,765,506)

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 31

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Large Cap Equity Fund would not experience a dilution in their share of the fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. Prior to March 1, 2006, the fee percentage of the Fund's average daily net assets declined from 0.60% to 0.48% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $2,273,700 for the year ended July 31, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.


--------------------------------------------------------------------------------

32 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,497,110 for Class A, $900,274 for Class B and $2,675 for Class C for the year ended July 31, 2006.

During the year ended July 31, 2006, the Fund's custodian and transfer agency fees were reduced by $435,828 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time reimbursement of $1,215,922 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 33

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $10,455,645,980 (including $7,150,962,178 from RiverSource New Dimensions Fund that was acquired in the fund merger as described in Note 10) and $4,668,450,149, respectively, for the year ended July 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                YEAR ENDED JULY 31, 2006

                          CLASS A         CLASS B        CLASS C        CLASS I         CLASS Y
-------------------------------------------------------------------------------------------------
Sold                      81,619,158       9,503,444       489,203      5,125,399       3,501,543
Fund merger              924,673,877     234,448,180     5,852,776     17,647,385     232,656,314
Issued for reinvested
 distributions             1,513,462              --            --        120,911             196
Redeemed                (193,098,401)   (114,705,720)   (1,551,449)   (11,535,888)    (40,622,509)
-------------------------------------------------------------------------------------------------
Net increase
 (decrease)              814,708,096     129,245,904     4,790,530     11,357,807     195,535,544
-------------------------------------------------------------------------------------------------


                                                 YEAR ENDED JULY 31, 2005

                             CLASS A          CLASS B        CLASS C      CLASS I         CLASS Y
---------------------------------------------------------------------------------------------------
Sold                        14,871,934       6,952,759       351,747      7,088,316         117,456
Issued for reinvested
 distributions               1,331,830         152,060         2,852         49,063          10,679
Redeemed                   (89,223,978)    (40,853,895)     (942,228)    (2,204,982)     (1,698,241)
---------------------------------------------------------------------------------------------------
Net increase (decrease)    (73,020,214)    (33,749,076)     (587,629)     4,932,397      (1,570,106)
---------------------------------------------------------------------------------------------------

5. STOCK INDEX FUTURES CONTRACTS

At July 31, 2006, investments in securities included securities valued at $9,292,970 that were pledged as collateral to cover initial margin deposits on 69 open purchase contracts. The notional market value of the open purchase contracts at July 31, 2006 was $22,111,050 with a net unrealized gain of $274,324. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. LENDING OF PORTFOLIO SECURITIES

At July 31, 2006, securities valued at $35,872,608 were on loan to brokers. For collateral, the Fund received $38,098,800 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $939,726 for the year ended July 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


------------------------------------------------------------------------------

34 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                                  YEAR ENDED JULY 31, 2006
                                                                           CALLS
-------------------------------------------------------------------------------------------------
                                                                 CONTRACTS         PREMIUMS
-------------------------------------------------------------------------------------------------
Balance July 31, 2005                                                 --          $      --
Opened                                                             2,270          5,284,003
Closed                                                              (316)          (986,157)
Expired                                                               --                 --
-------------------------------------------------------------------------------------------------
Balance July 31, 2006                                              1,954         $4,297,846
-------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

8. SWAP CONTRACTS

At July 31, 2006, the Fund had the following open total return equity swap contract:

------------------------------------------------------------------------------------------------
                                                                                    UNREALIZED
                                                 TERMINATION        NOTIONAL       APPRECIATION
                                                    DATE             AMOUNT       (DEPRECIATION)
------------------------------------------------------------------------------------------------
Receive total return on a basket of securities
and pay a floating rate based on 1-month
LIBOR plus 0.20%.
Counterparty: Citigroup                          May 7, 2007       $14,080,860       $(709,898)
------------------------------------------------------------------------------------------------

9. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended July 31, 2006.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 35

10. FUND MERGER

At the close of business on March 10, 2006, RiverSource Large Cap Equity Fund acquired the assets and assumed the identified liabilities of RiverSource New Dimensions Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Large Cap Equity Fund immediately before the acquisition were $1,392,594,683 and the combined net assets immediately after the acquisition were $9,137,908,732.

The merger was accomplished by a tax-free exchange of 400,881,844 shares of RiverSource New Dimensions Fund valued at $7,745,314,049.

In exchange for the RiverSource New Dimensions Fund shares and net assets, RiverSource Large Cap Equity Fund issued the following number of shares:


                                                                SHARES
-------------------------------------------------------------------------
Class A ...................................................   924,673,877
Class B ...................................................   234,448,180
Class C ...................................................     5,852,776
Class I ...................................................    17,647,385
Class Y ...................................................   232,656,314

RiverSource New Dimensions Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net income.

                        TOTAL             CAPITAL         UNREALIZED         ACCUMULATED        UNDISTRIBUTED
                     NET ASSETS            STOCK         APPRECIATION     NET REALIZED LOSS       NET INCOME
--------------------------------------------------------------------------------------------------------------
RiverSource
 New Dimensions
 Fund              $7,745,314,049     $7,385,408,991     $472,802,551      $(112,899,579)          $2,086

11. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $241,864,902 at July 31, 2006, that if not offset by capital gains will expire as follows:

          2008                 2009                 2010                2011
--------------------------------------------------------------------------------
      $132,187,540          $76,012,213          $19,803,207         $13,861,942
--------------------------------------------------------------------------------

RiverSource Large Cap Equity Fund acquired $33,183,702 of capital loss carry-overs in connection with the RiverSource New Dimensions Fund merger (Note 10). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------

36 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 37

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

------------------------------------------------------------------------------

38 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

13. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                   2006             2005              2004               2003               2002(a)
Net asset value, beginning of period         $ 5.26           $ 4.64            $ 4.53             $ 4.11            $  5.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .06              .04               .01                .01                 --
Net gains (losses) (both realized
and unrealized)                                 .12              .61               .32                .41               (.89)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                .18              .65               .33                .42               (.89)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income           (.04)            (.02)               --                 --                 --
Distributions from realized gains                --             (.01)             (.22)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                            (.04)            (.03)             (.22)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 5.40           $ 5.26            $ 4.64             $ 4.53            $  4.11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
millions)                                    $5,461           $1,030            $1,248             $   83            $    11
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                            1.06%            1.11%(d)          1.20%(d)           1.25%(d)           1.25%(d),(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                    1.08%             .79%              .36%               .24%              (.11%)(e)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)               116%             128%               99%               135%                88%
------------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                3.51%           13.99%             7.19%             10.22%            (17.80%)(g)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.16%, 1.23%, 1.84% and 5.12% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 39

CLASS B

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                   2006            2005              2004               2003                2002(b)
Net asset value, beginning of period         $ 5.15          $ 4.56             $4.48              $4.10             $  5.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .02              --              (.01)              (.01)               (.01)
Net gains (losses) (both realized
and unrealized)                                 .12             .60               .31                .39                (.89)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                .14             .60               .30                .38                (.90)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                --            (.01)             (.22)                --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 5.29          $ 5.15             $4.56              $4.48             $  4.10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
millions)                                    $1,169          $  472             $ 572                $36             $     5
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                            1.84%           1.88%(d)          1.95%(d)           2.01%(d)            2.01%(d),(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                     .28%            .02%             (.46%)             (.52%)              (.86%)(e)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)               116%            128%               99%               135%                 88%
------------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                2.72%          13.09%             6.48%              9.27%             (18.00%)(g)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.93%, 1.98%, 2.60% and 5.88% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------

40 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

CLASS C

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                   2006            2005              2004               2003                2002(b)
Net asset value, beginning of period          $5.16           $4.57             $4.49              $4.10             $  5.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .02              --              (.01)              (.01)               (.01)
Net gains (losses) (both realized
and unrealized)                                 .12             .60               .31                .40                (.89)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                .14             .60               .30                .39                (.90)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                --            (.01)             (.22)                --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $5.30           $5.16             $4.57              $4.49             $  4.10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
millions)                                     $  35           $   9             $  11              $   2             $    --
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                            1.84%           1.88%(d)          1.98%(d)           2.01%(d)            2.01%(d),(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                     .28%            .02%             (.43%)             (.53%)              (.92%)(e)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)               116%            128%               99%               135%                 88%
------------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                2.71%          13.06%             6.46%              9.51%             (18.00%)(g)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.93%, 2.01%, 2.60% and 5.88% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 41

CLASS I

---------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------
Fiscal period ended July 31,                  2006         2005            2004(b)
Net asset value, beginning of period      $   5.31     $   4.67        $   5.08
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .10          .05              --
Net gains (losses) (both realized
and unrealized)                                .12          .63            (.28)
---------------------------------------------------------------------------------------
Total from investment operations               .22          .68            (.28)
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.09)        (.03)             --
Distributions from realized gains               --         (.01)           (.13)
---------------------------------------------------------------------------------------
Total distributions                           (.09)        (.04)           (.13)
---------------------------------------------------------------------------------------
Net asset value, end of period            $   5.44     $   5.31        $   4.67
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    105     $     43        $     14
---------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                            .59%         .65%(d)         .71%(d),(e)
---------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                   1.53%        1.24%            .74%(e)
---------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)              116%         128%             99%
---------------------------------------------------------------------------------------
Total return(f)                               4.06%       14.64%          (5.65%)(g)
---------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.70% and 0.72% for the periods ended July 31, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

 42 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

CLASS Y

--------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                2006         2005            2004            2003           2002(b)
Net asset value, beginning of period      $ 5.28       $ 4.66          $ 4.54          $ 4.11        $  5.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .09          .04             .01             .01             --
Net gains (losses) (both realized
and unrealized)                              .12          .61             .34             .42           (.89)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations             .21          .65             .35             .43           (.89)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.02)        (.02)           (.01)             --             --
Distributions from realized gains             --         (.01)           (.22)             --             --
--------------------------------------------------------------------------------------------------------------------
Total distributions                         (.02)        (.03)           (.23)             --             --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.47       $ 5.28          $ 4.66          $ 4.54        $  4.11
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
millions)                                 $1,069       $   --          $    8          $   --        $    --
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                          .81%         .90%(d)        1.00%(d)        1.07%(d)       1.07%(d),(e)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                 1.41%        1.08%            .50%            .45%           .09%(e)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)            116%         128%             99%            135%            88%
--------------------------------------------------------------------------------------------------------------------
Total return(f)                             4.03%       14.06%           7.44%          10.46%        (17.80%)(g)
--------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.95%, 1.03%, 1.66% and 4.94% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE LARGE CAP SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Large Cap Equity Fund (a series of RiverSource Large Cap Series, Inc.) as of July 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2006, and the financial highlights for each of the years in the four-year period ended July 31, 2006 and for the period from March 28, 2002 (when shares became publicly available) to July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Large Cap Equity Fund as of July 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2006


------------------------------------------------------------------------------

44 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2006

CLASS A
INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ................          100%
      Dividends Received Deduction for corporations ............          100%
PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005  .................................................     $0.02056
March 7, 2006 ..................................................      0.02400
Total distributions ............................................     $0.04456


CLASS I
INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ................          100%
      Dividends Received Deduction for corporations ............          100%
PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005  .................................................     $0.03973
March 7, 2006 ..................................................      0.04553
Total distributions ............................................     $0.08526


CLASS Y
INCOME DISTRIBUTIONS -- taxable as dividend income:
      Qualified Dividend Income for individuals ................          100%
      Dividends Received Deduction for corporations ............          100%
PAYABLE DATE                                                        PER SHARE
Dec. 21, 2005  .................................................     $0.00337
March 7, 2006 ..................................................      0.01964
Total distributions ............................................     $0.02301


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 45

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------

46 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                FEB. 1, 2006    JULY 31, 2006   THE PERIOD(a)   EXPENSE RATIO
---------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------
  Actual(b)                        $1,000         $1,000.70        $5.01            1.01%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)      $1,000         $1,019.79        $5.06            1.01%
---------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------
  Actual(b)                        $1,000           $996.20        $8.86            1.79%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)      $1,000         $1,015.92        $8.95            1.79%
---------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------
  Actual(b)                        $1,000           $996.20        $8.86            1.79%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)      $1,000         $1,015.92        $8.95            1.79%
---------------------------------------------------------------------------------------------
Class I
---------------------------------------------------------------------------------------------
  Actual(b)                        $1,000         $1,002.80        $2.63             .53%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)      $1,000         $1,022.17        $2.66             .53%
---------------------------------------------------------------------------------------------
Class Y
---------------------------------------------------------------------------------------------
  Actual(b)                        $1,000         $1,003.60        $3.92             .79%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)      $1,000         $1,020.88        $3.96             .79%
---------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended July 31, 2006:
      +0.07% for Class A, -0.38% for Class B, -0.38% for Class C, +0.28% for Class I and +0.36% for Class Y.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 47

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                          POSITION HELD
ADDRESS,                       WITH FUND AND            PRINCIPAL OCCUPATION                       OTHER
AGE                            LENGTH OF SERVICE        DURING PAST FIVE YEARS                     DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                 Board member             Chief Justice, Minnesota Supreme
901 S. Marquette Ave.          since 2006               Court, 1998-2005
Minneapolis, MN 55402
Age 52
-----------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                Board member             Chair, Board Services Corporation
901 S. Marquette Ave.          since 1999               (provides administrative services
Minneapolis, MN 55402                                   to boards); former Governor
Age 71                                                  of Minnesota
-----------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn              Board member             Trustee Professor of Economics and
901 S. Marquette Ave.          since 2004               Management, Bentley College;
Minneapolis, MN 55402                                   former Dean, McCallum Graduate
Age 55                                                  School of Business, Bentley College
-----------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                  Board member             Attorney and Consultant
901 S. Marquette Ave.          since 1985
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                Board member             Former Managing Director,                  American Progressive
901 S. Marquette Ave.          since 2005               Shikiar Asset Management                   Insurance
Minneapolis, MN 55402
Age 70
-----------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.          Board member             President Emeritus and                     Valmont Industries, Inc.
901 S. Marquette Ave.          since 2002               Professor of Economics,                    (manufactures irrigation
Minneapolis, MN 55402                                   Carleton College                           systems)
Age 67
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

48 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

NAME,                          POSITION HELD
ADDRESS,                       WITH FUND AND            PRINCIPAL OCCUPATION                      OTHER
AGE                            LENGTH OF SERVICE        DURING PAST FIVE YEARS                    DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia         Board member             Director, Enterprise Asset                Strategic Distribution,
901 S. Marquette Ave.          since 2004               Management, Inc. (private real            Inc. (transportation,
Minneapolis, MN 55402                                   estate and asset management               distribution and logistics
Age 54                                                  company)                                  consultants)
-----------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                 Board member             President and Chief Executive
901 S. Marquette Ave.          since 2006               Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                   Insurance Company, Inc. since 1999
Age 53
-----------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby           Board member             Chief Executive Officer, RiboNovix,       Hybridon, Inc.
901 S. Marquette Ave.          since 2002               Inc. since 2003 (biotechnology);          (biotechnology);
Minneapolis, MN 55402                                   former President, Forester Biotech        American Healthways,
Age 62                                                                                            Inc. (health management
                                                                                                  programs)
-----------------------------------------------------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                          POSITION HELD
ADDRESS,                       WITH FUND AND            PRINCIPAL OCCUPATION                      OTHER
AGE                            LENGTH OF SERVICE        DURING PAST FIVE YEARS                    DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
William F. Truscott**          Board member             President, Ameriprise Certificate
53600 Ameriprise               since 2001,              Company since 2006; President -
Financial Center               Vice President           U.S. Asset Management and Chief
Minneapolis, MN 55474          since 2002,              Investment Officer, Ameriprise
Age 46                         Acting President         Financial, Inc. and President,
                               since 2006               Chairman of the Board and Chief
                                                        Investment Officer, RiverSource
                                                        Investments, LLC since 2005; Senior
                                                        Vice President - Chief Investment
                                                        Officer, Ameriprise Financial, Inc. and
                                                        Chairman of the Board and Chief
                                                        Investment Officer, RiverSource
                                                        Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.

------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 49

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President and Acting President, the Fund's other officers are:

FUND OFFICERS

NAME,                          POSITION HELD
ADDRESS,                       WITH FUND AND            PRINCIPAL OCCUPATION
AGE                            LENGTH OF SERVICE        DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                 Treasurer                Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise                 since 2002               Inc., since 2002; Vice President - Finance, American Express
Financial Center                                        Company, 2000-2002
Minneapolis, MN 55474
Age 51
-----------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley             Vice President           Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise                 since 2004               Financial, Inc. and RiverSource Investments, LLC since 2006; Vice
Financial Center                                        President - Investments, Ameriprise Certificate Company since 2003;
Minneapolis, MN 55474                                   Senior Vice President - Fixed Income, Ameriprise Financial, Inc.,
Age 42                                                  2002-2006 and RiverSource Investments, LLC, 2004-2006; Managing
                                                        Director, Zurich Global Assets, 2001-2002
-----------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                  Vice President,          President of Board Services Corporation
901 S. Marquette Ave.          General Counsel,
Minneapolis, MN 55402          and Secretary
Age 68                         since 1978
-----------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden*              Acting Chief             Chief Compliance Officer, Ameriprise Certificate Company since
1875 Ameriprise                Compliance Officer       2006; Vice President - Asset Management Compliance,
Financial Center               since 2006               RiverSource Investments, LLC since 2006; Chief Compliance
Minneapolis, MN 55474                                   Officer - Mason Street Advisors, LLC, 2002-2006
Age 41
-----------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                 Anti-Money               Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise                Laundering Officer       Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center               since 2004               Laundering, Ameriprise Financial, Inc., 2003-2004;
Minneapolis, MN 55474                                   Compliance Director and Bank Secrecy Act Officer,
Age 42                                                  American Express Centurion Bank, 2000-2003
-----------------------------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

50 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT 51

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

52 RIVERSOURCE LARGE CAP EQUITY FUND -- 2006 ANNUAL REPORT

RIVERSOURCE(SM) LARGE CAP EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                        This report must be accompanied or preceded by the
                        Fund's current prospectus. RiverSource(SM) mutual
RIVERSOURCE [LOGO](SM)  funds are distributed by RiverSource Distributors,
       INVESTMENTS      Inc. and Ameriprise Financial Services, Inc., Members
                        NASD, and managed by RiverSource Investments, LLC.
                        These companies are part of Ameriprise Financial, Inc.

                                                               S-6244 G (9/06)

   Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                              INVESTMENTS

   RIVERSOURCE(SM)
   LARGE CAP VALUE FUND

------------------------------------------------------------------------------

   ANNUAL REPORT FOR
   THE PERIOD ENDED
   JULY 31, 2006

>  RIVERSOURCE LARGE CAP VALUE
   FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH LONG-TERM
   GROWTH OF CAPITAL.

------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers
   with Portfolio Management ............................................    7

The Fund's Long-term Performance ........................................   12

Investments in Securities ...............................................   14

Financial Statements ....................................................   19

Notes to Financial Statements ...........................................   22

Report of Independent Registered
   Public Accounting Firm ...............................................   37

Federal Income Tax Information ..........................................   38

Fund Expenses Example ...................................................   40

Board Members and Officers ..............................................   42

Approval of Investment Management
   Services Agreement ...................................................   45

Proxy Voting ............................................................   45

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
FUND OVERVIEW
------------------------------------------------------------------------------

RiverSource Large Cap Value Fund seeks attractively valued large-cap stocks with potential for strong earnings growth. Valuation is the key driver of security selection in this fund, but growth prospects are also an important consideration. The stock selection process is research-driven and leverages the talents of an experienced team of analysts. Along with the efforts of a seasoned portfolio management team, the end result is a broadly diversified portfolio in both number of holdings and sector exposure, which helps to mitigate risk in the Fund.

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets

Financials                             29.9%
Energy                                 12.4%
Information Technology                  9.8%
Consumer Discretionary                  9.6%               [PIE CHART]
Industrials                             8.5%
Health Care                             8.3%
Other(1)                               21.5%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1) Includes Telecommunication Services 7.4%, Consumer Staples 7.3%, Utilities 4.0% and Materials 2.8%.

------------------------------------------------------------------------------
TOP TEN HOLDINGS
------------------------------------------------------------------------------

Percentage of portfolio assets

Bank of America                                                           4.3%
Exxon Mobil                                                               4.0
Citigroup                                                                 3.5
American Intl Group                                                       2.8
Pfizer                                                                    2.6
ConocoPhillips                                                            2.4
Wells Fargo & Co                                                          2.3
Altria Group                                                              2.2
Chevron                                                                   1.9
General Electric                                                          1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT JULY 31, 2006

------------------------------------------------------------------------------
STYLE MATRIX
------------------------------------------------------------------------------

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH

  X                  LARGE
                     MEDIUM   SIZE
                     SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products involve risks including possible loss of principal and fluctuation in value.

------------------------------------------------------------------------------
PORTFOLIO MANAGER
------------------------------------------------------------------------------

                                                             YEARS IN INDUSTRY
Robert Ewing, CFA                                                    18

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

                                         TICKER SYMBOL          INCEPTION DATE
Class A                                      ALVAX                     6/27/02
Class B                                      ALVBX                     6/27/02
Class C                                         --                     6/27/02
Class I                                      ALCIX                      3/4/04
Class Y                                         --                     6/27/02

Total net assets                                                $ 96.2 million

Number of holdings                                                         200


------------------------------------------------------------------------------

4 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON
                       For the year ended July 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Large
 Cap Value Fund                   Russell 1000(R)
Class A (excluding                  Value Index              Lipper Large-Cap
  sales charge)                     (unmanaged)              Value Funds Index
   +7.39%                              +11.59%                    +8.61%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 5

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

                                   CLASS A             CLASS B              CLASS C          CLASS I    CLASS Y
(INCEPTION DATES)                 (6/27/02)           (6/27/02)            (6/27/02)        (3/4/04)   (6/27/02)
                                                              AFTER               AFTER
                               NAV(1)    POP(2)    NAV(1)    CDSC(3)    NAV(1)    CDSC(4)     NAV(5)     NAV(5)
AT JULY 31, 2006
---------------------------------------------------------------------------------------------------------------
1 year                         +7.39%    +1.21%    +6.51%     +1.51%    +6.56%     +5.56%     +7.86%     +7.55%
---------------------------------------------------------------------------------------------------------------
3 years                       +11.54%    +9.36%   +10.68%     +9.58%   +10.75%    +10.75%       N/A     +11.74%
---------------------------------------------------------------------------------------------------------------
Since inception                +8.85%    +7.28%    +8.02%     +7.64%    +8.03%     +8.03%     +7.61%     +9.05%
---------------------------------------------------------------------------------------------------------------

AT JUNE 30, 2006
---------------------------------------------------------------------------------------------------------------
1 year                         +7.97%    +1.76%    +7.28%     +2.28%    +7.15%     +6.15%     +8.44%     +8.13%
---------------------------------------------------------------------------------------------------------------
3 years                       +11.35%    +9.18%   +10.48%     +9.38%   +10.48%    +10.48%       N/A     +11.56%
---------------------------------------------------------------------------------------------------------------
Since inception                +8.58%    +6.98%    +7.78%     +7.38%    +7.74%     +7.74%     +7.11%     +8.79%
---------------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows:

      first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.


------------------------------------------------------------------------------

6 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Large Cap Value Fund's Class A shares advanced 7.39%, excluding sales charge, for the 12 months ended July 31, 2006. The Fund's benchmark, the Russell 1000(R) Value Index (Russell Index), rose 11.59% during the period. The Fund's peer group, the Lipper Large-Cap Value Funds Index, gained 8.61% during the same time frame. Below, Portfolio Manager Robert Ewing discusses the Fund's results and positioning for fiscal year ended July 31, 2006.

Q:    What factors most significantly affected performance for the period?

A: The stock market advanced strongly during the first six months of the fiscal year. Volatility increased in the second half of the period as investors worried over rising interest rates, high energy prices, inflationary pressures and global conflicts. Value stocks delivered strong gains for the year, significantly outpacing growth stocks. The Fund benefited from this favorable environment, but did not keep pace with the double-digit gain of the Russell Index.

      Compared to the Russell Index, health care and utilities performed well for the Fund. Conversely, the information technology and consumer staples sectors were the largest detractors from relative return.

------------------------------------------------------------------------------
      VALUE STOCKS DELIVERED STRONG GAINS FOR THE YEAR, SIGNIFICANTLY OUTPACING GROWTH STOCKS.
------------------------------------------------------------------------------

      A larger-than-Russell Index position in health care was primarily responsible for the Fund's strong results in that sector. Within the health care segment, we have searched for companies with attractive valuations where we believe consolidation, acquisitions or cost reductions can create meaningful synergies and sustain earnings growth even if the economy slows. Although health care stock selection had little effect on relative results, the Fund's pharmaceutical holdings did have a favorable impact, most notably Pfizer. Valuations on pharmaceuticals were quite low, with deteriorating fundamentals already priced into the stocks. During the quarter, the group experienced a mild turnaround as their fundamentals matched or beat investors' lowered expectations.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

      We kept the Fund underweight relative to the Russell Index in utilities because valuations had risen significantly on the strength of their energy exposure. The Fund's position in utilities was advantageous during this period as a combination of factors -- utility valuations near historical highs, investors wanting to own less cyclical defensive stocks and higher interest rates -- caused utilities to underperform, particularly in the latter part of the period. Stock selection in the utilities sector was also beneficial.

      In the information technology sector, both stock selection and a larger-than-Russell Index allocation detracted from the Fund's return. Within information technology, we have focused on companies with good stock valuations and solid growth stories and have emphasized key themes. Selected stocks within these themes were among the leading contributors to relative return, including cell phone maker Nokia, part of the Fund's ongoing concentration on wireless communications, and semi-conductor company MEMC Electronic Materials, which we expected to benefit from growing interest in solar energy. Nokia advanced as sales of handset units and the average selling price were higher than expected. MEMC Electronic Materials benefited as demand for polysilicon used in semi-conductors for solar panels has outpaced supply. These gains were overshadowed by weaker performance from other information technology holdings. Dell and Intel, stocks with very attractive valuations, experienced deteriorating fundamentals due to weaker demand for personal computers and competitive pressure on PC prices. Both stocks detracted from the Fund's return.

      The Fund's allocation to consumer staples was similar to that of the Russell index, but stock selection was a significant detractor. Spectrum Brands, a maker of batteries, fertilizers and other consumer products, was primarily responsible for the weak results. The company appeared poised to benefit from consolidation and cost cutting related to a recent acquisition. Unfortunately, rising raw material costs, which the company could not pass on to customers, overwhelmed the earnings gains and prevented the synergies from being fully realized.


------------------------------------------------------------------------------

8 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      The Fund's underweight in energy detracted from relative return as crude oil prices continued to advance despite concerns about inventory growth. We maintained the energy underweight position relative to the Russell Index, because we believe that as the economic cycle advances there is more risk that emerging market countries may experience some slowdown, which would negatively affect companies with too much inventory. In addition, the Fund's energy holdings lagged.

      A smaller-than-Russell Index position in financials also hampered the Fund's return as the sector outperformed on the belief that the Federal Reserve was near the end of its cycle of interest rates hikes. Stock selection in the sector was also negative. We remained underweight relative to the Russell Index because valuations weren't compelling to us and we are concerned about their cyclical exposure. Several of our themes within the financials sector performed well, for example, the Fund's insurance holdings. However, we had de-emphasized cyclically exposed financial companies, such as brokerage firms, many of which continued to outperform, hampering the Fund's results.

      Stock selection in the consumer discretionary sector had a negative effect on performance. The Fund benefited from reduced exposure to cyclical groups and a larger-than-Russell Index position in media stocks where we continued to see attractive valuations, strong free cash flow and good growth. However, some individual stocks, such as Liberty Media, detracted from the Fund's return.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the period, we added to the Fund's health care and information technology positions, while reducing consumer staples and energy. Information technology underperformed through the period, making valuations more attractive to us. We added to those companies that showed an attractive level of potential reward to their inherent risk.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

      Although consumer staples stocks are generally considered defensive, we don't think valuations are particularly compelling in that sector. At the same time, fundamentals have suffered from continued cost pressures. Consequently, we reduced the Fund's exposure to the group. We also reduced the energy position, based on our concerns about inventory growth and the fact that the economic cycle is fairly advanced. In our view, the reward/risk profile just doesn't seem very appealing.

Q:    How do you plan to manage the Fund in the coming months?

A: In terms of the economy, we thought pressures from energy costs and a softening housing market would build up more quickly, causing the economy to slow before now. We were early in our anticipation of an economic slowdown, but the U.S. economy seems to be on the cusp of a slowdown. Lower housing prices are preventing many consumers from drawing on their home equity to finance spending and we may see effects from this over the next few years. Declining home equity could offset income and job growth that occurred throughout the latest economic cycle.

      Given our current outlook, we have positioned the Fund to be less exposed to economically sensitive companies. In particular, we want to de-emphasize groups, such as industrial and material companies, which tend to underperform late in the economic cycle. Consumer stocks, which are typically one of the first cyclical stock groups to suffer, have already underperformed for an extended period and we think value could begin to emerge in this group.

------------------------------------------------------------------------------
      GIVEN OUR CURRENT OUTLOOK, WE HAVE POSITIONED THE FUND TO BE LESS EXPOSED TO ECONOMICALLY SENSITIVE COMPANIES.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

10 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      An emphasis on larger cap stocks and a modest growth tilt are themes that have remained in place throughout this fiscal period. We continue to find more opportunities in large-cap stocks, which still appear inexpensive relative to mid and small-cap stocks, based on the historical relationships between these groups. Although the prolonged underperformance of growth stocks is consistent with this stage of the economic cycle, it does seem a bit extreme to us. With very little valuation difference between traditional value and growth stocks, we can expose the portfolio to more growth-oriented stocks, while remaining firmly committed to our value strategy. If the economy slows and investors move toward more stable, less cyclically exposed growth stocks, the Fund may be rewarded for this modest growth bias.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Large Cap Value Fund Class A shares (from 7/1/02 to 7/31/06)* as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 27, 2002. Russell 1000 Value Index and Lipper peer group data is from July 1, 2002.

COMPARATIVE RESULTS

Results at July 31, 2006

                                                                    SINCE
                                             1 YEAR     3 YEARS   INCEPTION(3)
RIVERSOURCE LARGE CAP VALUE FUND
(INCLUDES SALES CHARGE)
------------------------------------------------------------------------------
Class A Cumulative value of $10,000         $ 10,121   $ 13,079   $    13,338
------------------------------------------------------------------------------
   Average annual total return                 +1.21%     +9.36%        +7.28%
------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
------------------------------------------------------------------------------
   Cumulative value of $10,000              $ 11,159   $ 15,633   $    15,703
------------------------------------------------------------------------------
   Average annual total return                +11.59%    +16.06%       +11.68%
------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(2)
------------------------------------------------------------------------------
   Cumulative value of $10,000              $ 10,861   $ 14,387   $    14,276
------------------------------------------------------------------------------
   Average annual total return                 +8.61%    +12.89%        +9.11%
------------------------------------------------------------------------------

Results for other share classes can be found on page 6.


------------------------------------------------------------------------------

12 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE LARGE CAP VALUE FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

               RiverSource Large
            Cap Value Fund Class A    Russell 1000 Value    Lipper Large-Cap
            (includes sales charge)        Index(1)       Value Funds Index(2)
7/1/2002            $ 9,425                 $10,000              $10,000
7/31/2002           $ 8,695                 $ 9,070              $ 9,136
7/31/2003           $ 9,610                 $10,045              $ 9,923
7/31/2004           $10,845                 $11,821              $11,424
7/31/2005           $12,420                 $14,072              $13,144
7/31/2006           $13,338                 $15,703              $14,276

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from June 27, 2002. Russell 1000 Value Index and Lipper peer group data is from July 1, 2002.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

JULY 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (99.3%)
------------------------------------------------------------------------------

ISSUER                                             SHARES          VALUE(a)
AEROSPACE & DEFENSE (3.9%)
Boeing                                              5,072       $      392,674
DRS Technologies                                      958               44,346
General Dynamics                                    5,436              364,321
Goodrich                                            9,088              366,883
Honeywell Intl                                     21,611              836,345
L-3 Communications
   Holdings                                         1,260               92,799
Lockheed Martin                                     8,699              693,136
Northrop Grumman                                   10,227              676,925
United Technologies                                 5,277              328,177
                                                                --------------
Total                                                                3,795,606
------------------------------------------------------------------------------

BEVERAGES (1.0%)
Coca-Cola                                           6,277              279,327
PepsiCo                                            10,568              669,799
                                                                --------------
Total                                                                  949,126
------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                               1,372(b)            95,683
Biogen Idec                                         3,096(b)           130,404
                                                                --------------
Total                                                                  226,087
------------------------------------------------------------------------------

BUILDING PRODUCTS (0.4%)
American Standard
   Companies                                        2,421               93,523
Masco                                               9,576              255,967
                                                                --------------
Total                                                                  349,490
------------------------------------------------------------------------------

CAPITAL MARKETS (4.0%)
Bank of New York                                   14,503              487,446
Franklin Resources                                  3,107              284,135
KKR Private Equity
   Investors LP Unit                                6,910(b)           162,385
Legg Mason                                            995               83,053
Lehman Brothers Holdings                           13,989              908,585
Merrill Lynch & Co                                 10,719              780,558
Morgan Stanley                                     14,783              983,069
State Street                                        3,400              204,204
                                                                --------------
Total                                                                3,893,435
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES          VALUE(a)
CHEMICALS (1.3%)
Dow Chemical                                       20,829       $      720,267
Eastman Chemical                                    3,931              195,096
Lyondell Chemical                                   9,949              221,564
RPM Intl                                            5,838              109,404
                                                                --------------
Total                                                                1,246,331
------------------------------------------------------------------------------

COMMERCIAL BANKS (4.9%)
Commerce Bancorp                                    8,298              281,883
PNC Financial Services
   Group                                            6,352              449,976
US Bancorp                                         30,650              980,800
Wachovia                                           15,826              848,748
Wells Fargo & Co                                   29,862            2,160,217
                                                                --------------
Total                                                                4,721,624
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison                                      2,656              155,721
Cendant                                            19,158              287,562
                                                                --------------
Total                                                                  443,283
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.5%)
Alcatel                                             1,757(b,c)          19,816
Cisco Systems                                      35,997(b)           642,547
Corning                                             2,248(b)            42,869
Lucent Technologies                                80,981(b)           172,490
Motorola                                           22,916              521,568
                                                                --------------
Total                                                                1,399,290
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.6%)
Dell                                               23,857(b)           517,220
EMC                                                18,823(b)           191,053
Hewlett-Packard                                    27,883              889,746
Intl Business Machines                             11,348              878,449
                                                                --------------
Total                                                                2,476,468
------------------------------------------------------------------------------

CONSUMER FINANCE (1.3%)
American Express                                    6,943              361,453
Capital One Financial                              11,158              863,071
                                                                --------------
Total                                                                1,224,524
------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
Temple-Inland                                       9,023              383,838
------------------------------------------------------------------------------


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

14 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES          VALUE(a)
DIVERSIFIED FINANCIAL SERVICES (9.5%)
Bank of America                                    78,868       $    4,064,068
Citigroup                                          68,694            3,318,607
JPMorgan Chase & Co                                37,519            1,711,617
                                                                --------------
Total                                                                9,094,292
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.8%)
AT&T                                               24,690              740,453
BellSouth                                          37,990            1,488,068
Chunghwa Telecom ADR                               14,823(c)           275,263
Citizens Communications                             8,363              107,297
Embarq                                              4,105(b)           185,751
Verizon Communications                             47,740            1,614,568
Windstream                                         15,814              198,148
                                                                --------------
Total                                                                4,609,548
------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.5%)
Entergy                                             7,661              590,663
Exelon                                             14,348              830,749
FPL Group                                           3,032              130,800
PPL                                                 9,887              336,356
Southern                                           15,275              515,990
                                                                --------------
Total                                                                2,404,558
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Flextronics Intl                                   18,549(b,c)         210,346
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Cameron Intl                                        3,900(b)           196,599
Halliburton                                        15,228              508,006
Natl Oilwell Varco                                  1,539(b)           103,175
Schlumberger                                        3,580              239,323
TODCO                                               1,224               46,647
Transocean                                          2,163(b)           167,048
Weatherford Intl                                    9,804(b)           459,219
                                                                --------------
Total                                                                1,720,017
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.4%)
CVS                                                 6,851              224,165
Safeway                                            18,347              515,184
Wal-Mart Stores                                    13,159              585,575
                                                                --------------
Total                                                                1,324,924
------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Cadbury Schweppes                                  10,303(c)           100,742
Campbell Soup                                       5,179              189,966
General Mills                                       7,410              384,579
Hershey                                             1,963              107,906

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES          VALUE(a)
FOOD PRODUCTS (CONT.)
Kellogg                                            11,373       $      547,838
Kraft Foods Cl A                                    3,233              104,749
                                                                --------------
Total                                                                1,435,780
------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
ONEOK                                              10,450              388,845
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Bausch & Lomb                                       2,094               99,046
Baxter Intl                                         5,080              213,360
Boston Scientific                                  25,155(b)           427,887
                                                                --------------
Total                                                                  740,293
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.6%)
Aetna                                               3,951              124,417
Brookdale Senior Living                             1,164               54,126
Cardinal Health                                     6,956              466,052
CIGNA                                               5,056              461,360
Humana                                              4,691(b)           262,368
UnitedHealth Group                                  3,409              163,052
                                                                --------------
Total                                                                1,531,375
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Carnival Unit                                       1,240               48,310
Marriott Intl Cl A                                  8,111              285,345
McDonald's                                          7,004              247,872
                                                                --------------
Total                                                                  581,527
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
DR Horton                                           4,168               89,320
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.2%)
Colgate-Palmolive                                   6,019              357,047
Procter & Gamble                                    8,481              476,632
Spectrum Brands                                    46,089(b)           312,023
                                                                --------------
Total                                                                1,145,702
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.4%)
General Electric                                   54,330            1,776,047
Tyco Intl                                          20,284(c)           529,210
                                                                --------------
Total                                                                2,305,257
------------------------------------------------------------------------------

INSURANCE (6.2%)
ACE                                                14,843(c)           764,860
Allied World
   Assurance Holdings                               3,400(b,c)         118,660
American Intl Group                                44,155            2,678,883
Aon                                                 8,762              299,923


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 15

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES          VALUE(a)
INSURANCE (CONT.)
Arch Capital Group                                  1,689(b,c)  $      102,793
Aspen Insurance
   Holdings                                         8,372(c)           197,579
Chubb                                               8,543              430,738
Endurance Specialty Holdings                        4,789(c)           145,394
Hartford Financial
   Services Group                                   6,536              554,514
Max Re Capital                                      8,209(c)           184,703
Natl Financial Partners                             1,077               48,508
Prudential Financial                                2,777              218,383
XL Capital Cl A                                     3,075(c)           195,878
                                                                --------------
Total                                                                5,940,816
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Liberty Media Holding -
   Interactive Cl A                                12,904(b,d)         212,529
------------------------------------------------------------------------------

IT SERVICES (1.2%)
Affiliated Computer
   Services Cl A                                    8,406(b)           428,118
Automatic Data Processing                           7,695              336,733
Computer Sciences                                   1,336(b)            69,993
First Data                                          6,797              277,657
                                                                --------------
Total                                                                1,112,501
------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Mattel                                              5,464               98,571
------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
PerkinElmer                                         2,246               40,495
------------------------------------------------------------------------------

MACHINERY (1.3%)
Caterpillar                                         6,785              480,853
Deere & Co                                          2,829              205,301
Flowserve                                             859(b)            44,496
Illinois Tool Works                                 4,510              206,242
Ingersoll-Rand Cl A                                 5,102(c)           182,652
ITT                                                 2,799              141,489
                                                                --------------
Total                                                                1,261,033
------------------------------------------------------------------------------

MEDIA (6.8%)
Cablevision Systems Cl A                            1,918               42,676
CBS Cl B                                           10,925              299,673
Clear Channel
   Communications                                   3,280               94,956
Comcast Cl A                                       16,175(b)           556,097
Comcast Special Cl A                               29,091(b)           997,240

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES          VALUE(a)
MEDIA (CONT.)
EchoStar
   Communications Cl A                              6,388(b)    $      223,899
Liberty Global Cl A                                 6,828(b)           149,192
Liberty Global Series C                             6,924(b)           146,650
Liberty Media Holding -
   Capital Series A                                 2,581(b,d)         210,635
News Corp Cl A                                     42,780              823,087
NTL                                                36,370              831,055
Time Warner                                        44,050              726,825
Viacom Cl B                                        18,911(b)           659,048
Vivendi                                            10,909(c)           369,392
Walt Disney                                        14,825              440,154
                                                                --------------
Total                                                                6,570,579
------------------------------------------------------------------------------

METALS & MINING (0.2%)
Alcan                                               1,622(c)            74,223
Alcoa                                               3,978              119,141
                                                                --------------
Total                                                                  193,364
------------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
Federated
   Department Stores                                9,672              339,584
JC Penney                                           2,912              183,340
Nordstrom                                           1,303               44,693
Target                                             13,590              624,052
                                                                --------------
Total                                                                1,191,669
------------------------------------------------------------------------------

MULTI-UTILITIES (1.1%)
Dominion Resources                                 10,755              844,052
Xcel Energy                                        10,572              211,863
                                                                --------------
Total                                                                1,055,915
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.4%)
Anadarko Petroleum                                  6,161              281,804
Aventine Renewable
   Energy Holdings                                    180(b)             5,328
BP ADR                                              5,862(c)           425,112
Chesapeake Energy                                   3,255              107,090
Chevron                                            28,168            1,852,891
ConocoPhillips                                     33,074            2,270,199
Devon Energy                                        6,604              426,883
Exxon Mobil                                        55,701            3,773,187
Hess                                                4,880              258,152
Kerr-McGee                                          1,921              134,854
Newfield Exploration                                5,937(b)           275,358
Royal Dutch Shell ADR                               4,655(c)           329,574
                                                                --------------
Total                                                               10,140,432
------------------------------------------------------------------------------


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

16 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES          VALUE(a)
PAPER & FOREST PRODUCTS (0.9%)
Bowater                                             6,166       $      125,046
Intl Paper                                          9,512              326,547
Weyerhaeuser                                        6,630              388,916
                                                                --------------
Total                                                                  840,509
------------------------------------------------------------------------------

PHARMACEUTICALS (5.6%)
Bristol-Myers Squibb                               29,933              717,494
GlaxoSmithKline ADR                                 5,161(c)           285,558
Merck & Co                                         20,486              824,971
Novartis ADR                                        5,832(c)           327,875
Pfizer                                             94,062            2,444,671
Schering-Plough                                    25,386              518,890
Watson Pharmaceuticals                              5,508(b)           123,324
Wyeth                                               3,363              163,005
                                                                --------------
Total                                                                5,405,788
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.6%)
Apartment Investment &
   Management Cl A                                  3,563              171,345
Equity Office
   Properties Trust                                 9,569              362,760
HomeBanc                                            6,314               51,775
                                                                --------------
Total                                                                  585,880
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.9%)
Agere Systems                                       6,175(b)            89,908
Credence Systems                                    6,852(b)            19,323
Cypress Semiconductor                              16,248(b)           246,807
Elpida Memory                                       2,100(b,c)          84,081
Freescale
   Semiconductor Cl A                              10,608(b)           303,707
Freescale
   Semiconductor Cl B                               2,498(b)            71,243
Infineon
   Technologies ADR                                10,399(b,c)         111,893
Integrated Device
   Technology                                      21,263(b)           328,939
Intel                                              18,979              341,621
Texas Instruments                                   6,422              191,247
                                                                --------------
Total                                                                1,788,769
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES          VALUE(a)
SOFTWARE (2.5%)
Cadence Design Systems                             25,338(b)    $      410,222
Compuware                                          25,821(b)           180,489
McAfee                                              2,047(b)            44,113
Microsoft                                          35,158              844,847
Oracle                                             30,365(b)           454,564
Symantec                                           18,376(b)           319,191
TIBCO Software                                     19,880(b)           158,245
                                                                --------------
Total                                                                2,411,671
------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Gap                                                 5,473               94,957
Home Depot                                          5,767              200,172
Urban Outfitters                                    6,905(b)           100,744
                                                                --------------
Total                                                                  395,873
------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (3.2%)
Countrywide Financial                              32,815            1,175,761
Fannie Mae                                         18,673              894,623
Freddie Mac                                        13,436              777,407
Washington Mutual                                   5,045              225,512
                                                                --------------
Total                                                                3,073,303
------------------------------------------------------------------------------

TOBACCO (2.2%)
Altria Group                                       26,234            2,097,933
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.5%)
ALLTEL                                             15,295              843,825
Sprint Nextel                                      63,046            1,248,311
Vodafone Group ADR                                 14,725(c)           319,227
                                                                --------------
Total                                                                2,411,363
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $88,680,327)                                             $   95,519,879
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $88,680,327)(e)                                          $   95,519,879
==============================================================================


See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 17

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2006, the value of foreign securities represented 5.6% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At July 31, 2006, the cost of securities for federal income tax purposes was $89,815,393 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 9,229,785
      Unrealized depreciation                                      (3,525,299)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                 $ 5,704,486
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

18 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2006

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $88,680,327)                                                               $ 95,519,879
Cash in bank on demand deposit                                                                      308,395
Capital shares receivable                                                                               702
Dividends and accrued interest receivable                                                           156,272
Receivable for investment securities sold                                                           314,444
-----------------------------------------------------------------------------------------------------------
Total assets                                                                                     96,299,692
-----------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                               12,874
Payable for investment securities purchased                                                          47,876
Accrued investment management services fee                                                            4,759
Accrued distribution fee                                                                              2,952
Accrued transfer agency fee                                                                             684
Accrued administrative services fee                                                                     476
Other accrued expenses                                                                               39,520
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   109,141
-----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                             $ 96,190,551
===========================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                       $    163,848
Additional paid-in capital                                                                       76,796,298
Undistributed net investment income                                                                 662,124
Accumulated net realized gain (loss)                                                             11,728,729
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                             6,839,552
-----------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                       $ 96,190,551
===========================================================================================================
Net assets applicable to outstanding shares:            Class A                                $ 62,855,365
                                                        Class B                                $ 18,984,583
                                                        Class C                                $  1,108,078
                                                        Class I                                $ 13,208,587
                                                        Class Y                                $     33,938
Net asset value per share of outstanding capital stock: Class A shares            10,692,320   $       5.88
                                                        Class B shares             3,261,457   $       5.82
                                                        Class C shares               190,515   $       5.82
                                                        Class I shares             2,234,787   $       5.91
                                                        Class Y shares                 5,753   $       5.90
-----------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 19

STATEMENT OF OPERATIONS

Year ended July 31, 2006

INVESTMENT INCOME

Income:
Dividends                                                                                      $  3,258,571
Interest                                                                                             97,741
   Less foreign taxes withheld                                                                      (21,939)
------------------------------------------------------------------------------------------------------------
Total income                                                                                      3,334,373
------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                  715,200
Distribution fee
   Class A                                                                                          170,730
   Class B                                                                                          240,605
   Class C                                                                                           12,172
Transfer agency fee                                                                                 164,826
Incremental transfer agency fee
   Class A                                                                                           11,718
   Class B                                                                                            7,913
   Class C                                                                                              467
Service fee -- Class Y                                                                                   90
Administrative services fees and expenses                                                            78,248
Compensation of board members                                                                         8,997
Custodian fees                                                                                       52,550
Printing and postage                                                                                 53,770
Registration fees                                                                                    53,445
Audit fees                                                                                           21,000
Other                                                                                                 4,907
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    1,596,638
   Earnings and bank fee credits on cash balances (Notes 2)                                          (8,165)
------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                1,588,473
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                   1,745,900
------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                12,600,931
   Foreign currency transactions                                                                         48
   Reimbursement from affiliate (Note 2)                                                                182
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                          12,601,161
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                            (5,201,720)
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                             7,399,441
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $  9,145,341
============================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

20 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                                                 2006           2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                 $  1,745,900   $  1,378,478
Net realized gain (loss) on investments                                           12,601,161      8,924,943
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (5,201,720)     7,691,556
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    9,145,341     17,994,977
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net Investment income
     Class A                                                                        (878,948)      (546,048)
     Class B                                                                        (101,985)       (10,205)
     Class C                                                                          (5,946)            --
     Class I                                                                        (815,837)      (382,906)
     Class Y                                                                          (1,721)        (1,186)
   Net realized gain
     Class A                                                                      (3,373,386)    (3,015,777)
     Class B                                                                      (1,215,159)    (1,148,832)
     Class C                                                                         (63,394)       (57,627)
     Class I                                                                      (2,287,588)    (1,527,915)
     Class Y                                                                          (5,789)        (5,242)
------------------------------------------------------------------------------------------------------------
Total distributions                                                               (8,749,753)    (6,695,738)
------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                        11,203,132     17,758,111
   Class B shares                                                                  1,923,861      7,075,931
   Class C shares                                                                    172,850        380,110
   Class I shares                                                                 13,890,983     35,295,804
   Class Y shares                                                                      1,022         81,000
Reinvestment of distributions at net asset value
   Class A shares                                                                  4,161,490      3,502,995
   Class B shares                                                                  1,301,183      1,145,619
   Class C shares                                                                     67,763         56,012
   Class I shares                                                                  3,103,080      1,910,566
   Class Y shares                                                                      6,764          5,863
Payments for redemptions
   Class A shares                                                                (27,249,234)   (20,411,526)
   Class B shares (Note 2)                                                       (12,824,832)    (7,218,949)
   Class C shares (Note 2)                                                          (534,833)      (563,631)
   Class I shares                                                                (41,255,992)   (18,207,821)
   Class Y shares                                                                   (114,743)       (17,206)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                (46,147,506)    20,792,878
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                          (45,751,918)    32,092,117
Net assets at beginning of year                                                  141,942,469    109,850,352
------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                       $ 96,190,551   $141,942,469
============================================================================================================
Undistributed net investment income                                             $    662,124   $    750,831
------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. (formerly AXP Growth Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 13.73% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


------------------------------------------------------------------------------

22 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 23

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


------------------------------------------------------------------------------

24 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $30,170 and accumulated net realized gain has been increased by $30,170.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                   2006         2005
---------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ............................   $ 1,836,908   $ 1,523,416
   Long-term capital gain .....................     2,415,525     2,038,409

CLASS B
Distributions paid from:
   Ordinary income ............................       447,025       382,524
   Long-term capital gain .....................       870,119       776,513

CLASS C
Distributions paid from:
   Ordinary income ............................        23,946        18,676
   Long-term capital gain .....................        45,394        38,951

CLASS I
Distributions paid from:
   Ordinary income ............................     1,465,389       878,081
   Long-term capital gain .....................     1,638,036     1,032,740

CLASS Y
Distributions paid from:
   Ordinary income ............................         3,365         2,885
   Long-term capital gain .....................         4,145         3,543


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 25

At July 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ...............................   $ 3,009,242
Accumulated long-term gain (loss) ...........................   $10,516,677
Unrealized appreciation (depreciation) ......................   $ 5,704,486

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


------------------------------------------------------------------------------

26 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.60% to 0.48% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $65,158 for the year ended July 31, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 27

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $86,201 for Class A, $36,903 for Class B and $108 for Class C for the year ended July 31, 2006.

Effective as of Oct. 1, 2005, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated by the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.29% for Class A, 2.05% for Class B, 2.06% for Class C, 0.94% for Class I and 1.12% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2006, the Fund's custodian and transfer agency fees were reduced by $8,165 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time reimbursement of $182 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.


------------------------------------------------------------------------------

28 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $58,372,304 and $105,788,907, respectively, for the year ended July 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                        YEAR ENDED JULY 31, 2006
                                         CLASS A      CLASS B     CLASS C     CLASS I    CLASS Y
-------------------------------------------------------------------------------------------------
Sold                                    1,942,339      336,668     30,218    2,383,522       175
Issued for reinvested
   distributions                          743,124      233,606     12,166      552,149     1,204
Redeemed                               (4,706,798)  (2,243,828)   (93,245)  (7,154,110)  (19,573)
-------------------------------------------------------------------------------------------------
Net increase (decrease)                (2,021,335)  (1,673,554)   (50,861)  (4,218,439)  (18,194)
-------------------------------------------------------------------------------------------------

                                                        YEAR ENDED JULY 31, 2005
                                          CLASS A     CLASS B     CLASS C    CLASS I     CLASS Y
-------------------------------------------------------------------------------------------------
Sold                                    3,185,715    1,283,395     69,124    6,285,074    14,833
Issued for reinvested
   distributions                          628,904      206,791     10,111      341,783     1,049
Redeemed                               (3,634,034)  (1,298,146)  (101,928)  (3,228,175)   (3,074)
-------------------------------------------------------------------------------------------------
Net increase (decrease)                   180,585      192,040    (22,693)   3,398,682    12,808
-------------------------------------------------------------------------------------------------

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended July 31, 2006.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 29

6. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.


------------------------------------------------------------------------------

30 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 31

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,               2006       2005       2004          2003         2002(b)
Net asset value, beginning of period      $ 5.83     $ 5.34     $ 4.98        $ 4.52        $  4.90
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .09        .06        .04           .03             --
Net gains (losses)
(both realized and unrealized)               .32        .70        .59           .44           (.38)
-----------------------------------------------------------------------------------------------------------
Total from investment operations             .41        .76        .63           .47           (.38)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.07)      (.04)      (.03)         (.01)            --
Distributions from realized gains           (.29)      (.23)      (.24)           --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                         (.36)      (.27)      (.27)         (.01)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.88     $ 5.83     $ 5.34        $ 4.98        $  4.52
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $   63     $   74     $   67        $   31        $     4
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                         1.21%      1.29%      1.24%(d)      1.25%(d)       1.19%(d),(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                 1.35%      1.07%       .95%         1.01%           .23%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             46%        57%        59%           77%             9%
-----------------------------------------------------------------------------------------------------------
Total return(f)                             7.39%     14.52%     12.85%        10.52%         (7.75%)(g)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.54%, 2.64% and 20.50% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

32 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

CLASS B

-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,               2006       2005       2004          2003         2002(b)
Net asset value, beginning of period      $ 5.77     $ 5.29     $ 4.95        $ 4.52        $  4.90
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .04        .01         --           .01             --
Net gains (losses)
(both realized and unrealized)               .32        .70        .59           .43           (.38)
-----------------------------------------------------------------------------------------------------------
Total from investment operations             .36        .71        .59           .44           (.38)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.02)        --       (.01)         (.01)            --
Distributions from realized gains           (.29)      (.23)      (.24)           --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                         (.31)      (.23)      (.25)         (.01)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.82     $ 5.77     $ 5.29        $ 4.95        $  4.52
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $   19     $   28     $   25        $   13        $     1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                         1.97%      2.05%      2.00%(d)      2.00%(d)       1.95%(d),(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                  .59%       .30%       .16%          .25%          (.49%)(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             46%        57%        59%           77%             9%
-----------------------------------------------------------------------------------------------------------
Total return(f)                             6.51%     13.66%     12.00%         9.66%         (7.75%)(g)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.30%, 3.40% and 21.26% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 33

CLASS C

--------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,               2006       2005       2004          2003      2002(b)
Net asset value, beginning of period      $ 5.77     $ 5.29     $ 4.94        $ 4.52     $  4.90
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .04        .01         --           .01          --
Net gains (losses)
(both realized and unrealized)               .32        .70        .60           .42        (.38)
--------------------------------------------------------------------------------------------------------
Total from investment operations             .36        .71        .60           .43        (.38)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.02)        --       (.01)         (.01)         --
Distributions from realized gains           (.29)      (.23)      (.24)           --          --
--------------------------------------------------------------------------------------------------------
Total distributions                         (.31)      (.23)      (.25)         (.01)         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.82     $ 5.77     $ 5.29        $ 4.94     $  4.52
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $    1     $    1     $    1        $    1     $    --
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                         1.98%      2.06%      2.00%(d)      2.00%(d)    1.95%(d),(e)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                  .58%       .30%       .19%          .26%       (.45%)(e)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             46%        57%        59%           77%          9%
--------------------------------------------------------------------------------------------------------
Total return(f)                             6.56%     13.62%     12.19%         9.50%      (7.75%)(g)
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.30%, 3.40% and 21.26% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------

34 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

CLASS I

-------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------
Fiscal period ended July 31,               2006       2005      2004(b)
Net asset value, beginning of period      $ 5.86     $ 5.36     $  5.57
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .12        .07         .03
Net gains (losses)
(both realized and unrealized)               .32        .72        (.24)
-------------------------------------------------------------------------------
Total from investment operations             .44        .79        (.21)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.10)      (.06)         --
Distributions from realized gains           (.29)      (.23)         --
-------------------------------------------------------------------------------
Total distributions                         (.39)      (.29)         --
-------------------------------------------------------------------------------
Net asset value, end of period            $ 5.91     $ 5.86     $  5.36
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (in millions)   $   13     $   38     $    16
-------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                          .75%       .86%        .93%(d),(e)
-------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                 1.85%      1.50%       1.33%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             46%        57%         59%
-------------------------------------------------------------------------------
Total return(f)                             7.86%     14.97%      (3.77%)(g)
-------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.02% for the period ended July 31, 2004.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 35

CLASS Y

-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,               2006       2005        2004         2003         2002(b)
Net asset value, beginning of period      $ 5.85     $ 5.36     $ 4.99        $ 4.52        $  4.90
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .10        .07        .04           .03             --
Net gains (losses)
(both realized and unrealized)               .32        .70        .61           .45           (.38)
-----------------------------------------------------------------------------------------------------------
Total from investment operations             .42        .77        .65           .48           (.38)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.08)      (.05)      (.04)         (.01)            --
Distributions from realized gains           (.29)      (.23)      (.24)           --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                         (.37)      (.28)      (.28)         (.01)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.90     $ 5.85     $ 5.36        $ 4.99        $  4.52
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $   --     $   --     $   --        $   --        $    --
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                         1.00%      1.11%      1.06%(d)       .95%(d)       1.01%(d),(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                 1.69%      1.25%      1.12%         1.30%           .31%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             46%        57%        59%           77%             9%
-----------------------------------------------------------------------------------------------------------
Total return(f)                             7.55%     14.67%     13.14%        10.76%         (7.75%)(g)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.36%, 2.46% and 20.32% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

36 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE LARGE CAP SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Large Cap Value Fund (a series of RiverSource Large Cap Series, Inc.) as of July 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2006, and the financial highlights for each of the years in the four-year period ended July 31, 2006, and for the period from June 27, 2002 (when shares became publicly available) to July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Large Cap Value Fund as of July 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota
September 20, 2006


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 37

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ......................      80.91%
   Dividends Received Deduction for corporations ..................      73.41%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .....................................................  $ 0.15668

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .....................................................  $ 0.20598
Total distributions ...............................................  $ 0.36266

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ......................      80.91%
   Dividends Received Deduction for corporations ..................      73.41%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .....................................................  $ 0.10582

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .....................................................  $ 0.20598
Total distributions ...............................................  $ 0.31180


------------------------------------------------------------------------------

38 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ......................      80.91%
   Dividends Received Deduction for corporations ..................      73.41%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .....................................................  $ 0.10866

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .....................................................  $ 0.20598
Total distributions ...............................................  $ 0.31464

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ......................      80.91%
   Dividends Received Deduction for corporations ..................      73.41%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .....................................................  $ 0.18427

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .....................................................  $ 0.20598
Total distributions ...............................................  $ 0.39025

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:

   Qualified Dividend Income for individuals ......................      80.91%
   Dividends Received Deduction for corporations ..................      73.41%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .....................................................  $ 0.16718

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .....................................................  $ 0.20598
Total distributions ...............................................  $ 0.37316


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 39

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

40 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

                                               BEGINNING         ENDING         EXPENSES
                                             ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                              FEB. 1, 2006    JULY 31, 2006   THE PERIOD(a)   EXPENSE RATIO
-----------------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                    $  1,000      $  1,029.80        $   6.29         1.25%
-----------------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)                  $  1,000      $  1,018.60        $   6.26         1.25%
-----------------------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                    $  1,000      $  1,024.60        $  10.09         2.01%
-----------------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)                  $  1,000      $  1,014.83        $  10.04         2.01%
-----------------------------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                    $  1,000      $  1,024.60        $  10.14         2.02%
-----------------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)                  $  1,000      $  1,014.78        $  10.09         2.02%
-----------------------------------------------------------------------------------------------------------
Class I
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                    $  1,000      $  1,031.40        $   3.88          .77%
-----------------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)                  $  1,000      $  1,020.98        $   3.86          .77%
-----------------------------------------------------------------------------------------------------------
Class Y
-----------------------------------------------------------------------------------------------------------
   Actual(b)                                    $  1,000      $  1,029.70        $   5.18         1.03%
-----------------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)                  $  1,000      $  1,019.69        $   5.16         1.03%
-----------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended July 31, 2006:
      +2.98% for Class A, +2.46% for Class B, +2.46% for Class C, +3.14% for Class I and +2.97% for Class Y.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 41

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 99 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
Kathleen Blatz          Board member        Chief Justice, Minnesota Supreme
901 S. Marquette Ave.   since 2006          Court, 1998-2005
Minneapolis, MN 55402
Age 52
-------------------------------------------------------------------------------------------------------------
Arne H. Carlson         Board member        Chair, Board Services Corporation
901 S. Marquette Ave.   since 1999          (provides administrative services
Minneapolis, MN 55402                       to boards); former Governor
Age 71                                      of Minnesota
-------------------------------------------------------------------------------------------------------------
Patricia M. Flynn       Board member        Trustee Professor of Economics and
901 S. Marquette Ave.   since 2004          Management, Bentley College;
Minneapolis, MN 55402                       former Dean, McCallum Graduate
Age 55                                      School of Business, Bentley College
-------------------------------------------------------------------------------------------------------------
Anne P. Jones           Board member        Attorney and Consultant
901 S. Marquette Ave.   since 1985
Minneapolis, MN 55402
Age 71
-------------------------------------------------------------------------------------------------------------
Jeffrey Laikind         Board member        Former Managing Director,              American Progressive
901 S. Marquette Ave.   since 2005          Shikiar Asset Management               Insurance
Minneapolis, MN 55402
Age 70
-------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.   Board member        President Emeritus and                 Valmont Industries, Inc.
901 S. Marquette Ave.   since 2002          Professor of Economics,                (manufactures irrigation
Minneapolis, MN 55402                       Carleton College                       systems)
Age 67
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

42 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
Catherine James Paglia  Board member        Director, Enterprise Asset             Strategic Distribution,
901 S. Marquette Ave.   since 2004          Management, Inc. (private real         Inc. (transportation,
Minneapolis, MN 55402                       estate and asset management            distribution and logistics
Age 54                                      company)                               consultants)
-------------------------------------------------------------------------------------------------------------
Vikki L. Pryor          Board member        President and Chief Executive
901 S. Marquette Ave.   since 2006          Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                       Insurance Company, Inc. since 1999
Age 53
-------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby    Board member        Chief Executive Officer, RiboNovix,    Hybridon, Inc.
901 S. Marquette Ave.   since 2002          Inc. since 2003 (biotechnology);       (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech     American Healthways,
Age 62                                                                             Inc. (health management
                                                                                   programs)
-------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION                   OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
William F. Truscott**   Board member        President, Ameriprise Certificate
53600 Ameriprise        since 2001,         Company since 2006; President -
Financial Center        Vice President      U.S. Asset Management and Chief
Minneapolis, MN 55474   since 2002,         Investment Officer, Ameriprise
Age 46                  Acting President    Financial, Inc. and President,
                        since 2006          Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC since 2005; Senior
                                            Vice President - Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-------------------------------------------------------------------------------------------------------------

 * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 43

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President and Acting President, the Fund's other officers are:

FUND OFFICERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox          Treasurer           Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise          since 2002          Inc., since 2002; Vice President - Finance, American Express
Financial Center                            Company, 2000-2002
Minneapolis, MN 55474
Age 51
-------------------------------------------------------------------------------------------------------------
Michelle M. Keeley      Vice President      Executive Vice President - Equity and Fixed Income,
172 Ameriprise          since 2004          Ameriprise Financial, Inc. and RiverSource Investments, LLC
Financial Center                            since 2006; Vice President - Investments, Ameriprise
Minneapolis, MN 55474                       Certificate Company since 2003; Senior Vice President - Fixed
Age 42                                      Income, Ameriprise Financial, Inc., 2002-2006 and
                                            RiverSource Investments, LLC, 2004-2006; Managing Director,
                                            Zurich Global Assets, 2001-2002
-------------------------------------------------------------------------------------------------------------
Leslie L. Ogg           Vice President,     President of Board Services Corporation
901 S. Marquette Ave.   General Counsel,
Minneapolis, MN 55402   and Secretary
Age 68                  since 1978
-------------------------------------------------------------------------------------------------------------
Edward S. Dryden*       Acting Chief        Chief Compliance Officer, Ameriprise Certificate Company since
1875 Ameriprise         Compliance Officer  2006; Vice President - Asset Management Compliance,
Financial Center        since 2006          RiverSource Investments, LLC since 2006; Chief Compliance
Minneapolis, MN 55474                       Officer - Mason Street Advisors, LLC, 2002-2006
Age 41
-------------------------------------------------------------------------------------------------------------
Neysa M. Alecu          Anti-Money          Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise         Laundering Officer  Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center        since 2004          Laundering, Ameriprise Financial, Inc., 2003-2004;
Minneapolis, MN 55474                       Compliance Director and Bank Secrecy Act Officer,
Age 42                                      American Express Centurion Bank, 2000-2003
-------------------------------------------------------------------------------------------------------------

* Beth E. Weimer resigned her position as Chief Compliance Officer for the RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance Officer and will be assuming the responsibilities of Chief Compliance Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

44 RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2006 ANNUAL REPORT 45

RIVERSOURCE(SM) LARGE CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                       This report must be accompanied or preceded by the
                       Fund's current prospectus. RiverSource(SM) mutual funds
RIVERSOURCE [LOGO](SM) are distributed by RiverSource Distributors, Inc. and
      INVESTMENTS      Ameriprise Financial Services, Inc., Members NASD,
                       and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                               S-6246 G (9/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended July 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Large Cap Series, Inc. were as follows:

                  2006 - $93,000;                       2005 - $70,000

(b) Audit - Related Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Large Cap Series, Inc. were as follows:

                  2006 - $3,577;                        2005 - $1,077

(c) Tax Fees. The fees paid for the years ended July 31, to KPMG LLP for tax compliance related services for RiverSource Large Cap Series, Inc. were as follows:

                  2006 - $29,820;                       2005 - $10,467

(d) All Other Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for RiverSource Large Cap Series, Inc. were as follows:

                  2006 - $10,981;                       2005 - $3,239


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended July 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2006 -$70,301;                        2005 - $139,156

         The fees paid for the years ended July 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2006 - $29,500;                       2005 - $125,450

(h) 100% of the services performed in item (g) above during 2006 and 2005 were pre-approved by the audit committee.

*2005 represents bills paid 8/1/04 - 7/31/05
 2006 represents bills paid 8/1/05 - 7/31/06


Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  RiverSource Large Cap Series, Inc.


By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          October 4, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          October 4, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          October 4, 2006